SUPPLEMENT DATED APRIL 30, 2007
                  TO THE PROSPECTUSES OF THE VARIABLE LIFE AND
                          VARIABLE ANNUITY CONTRACTS OF
                        PRINCIPAL LIFE INSURANCE COMPANY
                                DATED MAY 1, 2007

                                  FUND CHANGES

The investment options of certain contracts include:
|X|      AIM V.I. Small Cap Growth Fund,
|X|      Dreyfus IP Founders Discovery Portfolio, and
|X|      Dreyfus IP Founders Growth Portfolio.

                Not all contracts offer each of these investment options.

AIM Variable Insurance Funds
Effective May 1, 2007, the AIM V.I. Small Cap Growth Fund will no longer be available as an investment option. This potential change was communicated to you in a supplement dated March 30, 2007. April 30, 2007 is the valuation date of the reorganization, and on May 1, 2007, the reorganization will close. If any of your contract's value is in the AIM V.I. Small Cap Growth Fund, you will receive corresponding shares of the AIM V.I. Small Cap Equity Fund.

Dreyfus Investment Portfolios
Founders Discovery Portfolio. Effective May 1, 2007, the Dreyfus Investment Portfolios Founders Discovery Portfolio will no longer be available as an investment option. This potential change was communicated to you in a supplement dated March 30, 2007. On April 30, 2007, Dreyfus will liquidate this portfolio and distribute the proceeds to each insurance company. Your portion of proceeds will be reinvested according to your instructions. If no reinvestment instructions are received from you, your portion of the proceeds will be reinvested in the Money Market Division.

Founders Growth Portfolio. Effective May 1, 2007, the Dreyfus Investment Portfolios Founders Growth Portfolio will no longer be available as an investment option. This potential change was communicated to you in a supplement dated March 30, 2007. On April 30, 2007, Dreyfus will liquidate this portfolio and distribute the proceeds to each insurance company. Your portion of proceeds will be reinvested according to your instructions. If no reinvestment instructions are received from you, your portion of the proceeds will be reinvested in the Money Market Division.

Call one of the following telephone numbers to obtain a prospectus for any of these investment options.

         Annuity contract owners:           1-800-852-4450
         Life insurance policy holders:     1-800-247-9988

                         SUPPLEMENT DATED MARCH 30, 2007
                  TO THE PROSPECTUSES OF THE VARIABLE LIFE AND
                          VARIABLE ANNUITY CONTRACTS OF
                        PRINCIPAL LIFE INSURANCE COMPANY
                                DATED MAY 1, 2006

                                  FUND CHANGES

The investment options of certain contracts include:
|X|      Principal Variable Contracts Fund LargeCap Growth Equity Account and
|X|      AIM V.I. Small Cap Growth Fund.

                Not all contracts offer these investment options.

Principal Variable Contracts Fund, Inc.
On December 15, 2006, shareholders of Principal Variable Contracts Fund, Inc. voted in favor of a reorganization of the LargeCap Growth Equity Account into the Equity Growth Account. Pursuant to the shareholder-approved reorganization, the Equity Growth Account will acquire all the assets and assume all the liabilities of the LargeCap Growth Equity Account. Immediately after the reorganization, the shareholders of the LargeCap Growth Equity Account will receive a number of full and fractional shares of the Equity Growth Account that are equal in value to the value of the shares of the LargeCap Growth Equity Account that are surrendered in the exchange. After the reorganization, the LargeCap Growth Equity Account will be dissolved in accordance with applicable law. This change is effective on May 1, 2007.

AIM Variable Insurance Funds
On March 19, 2007, shareholders of AIM Variable Insurance Funds approved the reorganization of AIM V.I. Small Cap Growth Fund into AIM V.I. Small Cap Equity Fund. Under the plan of reorganization, all of the assets of AIM V.I. Small Cap Growth Fund will be transferred to AIM V.I. Small Cap Equity Fund, and AIM V.I. Small Cap Equity Fund will assume the liabilities of AIM V.I. Small Cap Growth Fund. AIM Variable Insurance Fund will then issue shares of each class of AIM V.I. Small Cap Equity Fund to shareholders of the corresponding shares of AIM V.I. Small Cap Growth Fund. The valuation date of the reorganization will be April 30, 2007, and the reorganization will close on May 1, 2007.



                             POTENTIAL FUND CHANGES

The investment options of certain contracts include:
|X|      Dreyfus IP Founders Discovery Portfolio, and
|X|      Dreyfus IP Founders Growth Portfolio.

            Not all contracts offer each of these investment options.

Dreyfus Investment Portfolios
Founders Discovery Portfolio. On April 4, 2007, shareholders of Dreyfus Investment Portfolios Founders Discovery Portfolio will vote on a plan for the liquidation of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolio. If shareholders approve the liquidation plan, Principal Life Insurance Company will reinvest your portion of the proceeds in the Money Market Division, unless you direct otherwise.

Founders Growth Portfolio. On April 4, 2007, shareholders of Dreyfus Investment Portfolios Founders Growth Portfolio will vote on a plan for the liquidation of the Portfolio's assets and the distribution to shareholders of the cash proceeds of the liquidation after paying or providing for the payment of all debts and liabilities of the Portfolio. If shareholders approve the liquidation plan, Principal Life Insurance Company will reinvest your portion of the proceeds in the Money Market Division, unless you direct otherwise.


Call one of the following telephone numbers to obtain a prospectus for any of these investment options.

         Annuity contract owners:           1-800-852-4450
         Life insurance policy holders:     1-800-247-9988

                      SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

SMALLCAP ACCOUNT
Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Account. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day Account management.


PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          BOND ACCOUNT                       MONEY MARKET ACCOUNT
          CAPITAL VALUE ACCOUNT              PRINCIPAL LIFETIME 2010 ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT  PRINCIPAL LIFETIME 2020 ACCOUNT
          EQUITY GROWTH ACCOUNT              PRINCIPAL LIFETIME 2030 ACCOUNT
          GOVERNMENT & HIGH QUALITY BOND     PRINCIPAL LIFETIME 2040 ACCOUNT
          ACCOUNT
           (previously Government            PRINCIPAL LIFETIME 2050 ACCOUNT
           Securities Account)
          GROWTH ACCOUNT                     PRINCIPAL LIFETIME STRATEGIC
                                             INCOME ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT     REAL ESTATE SECURITIES ACCOUNT
          LARGECAP BLEND ACCOUNT             SHORT-TERM BOND ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT      (previously Limited Term Bond
                                                 Account)
          LARGECAP VALUE ACCOUNT             SMALLCAP ACCOUNT
          MIDCAP ACCOUNT                     SMALLCAP GROWTH ACCOUNT
          MIDCAP GROWTH ACCOUNT              SMALLCAP VALUE ACCOUNT
          MIDCAP VALUE ACCOUNT








This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.

                             TABLE OF CONTENTS


ACCOUNT DESCRIPTIONS....................................................3
  Bond Account..........................................................5

  Capital Value Account.................................................9

  Diversified International Account.....................................12

  Equity Growth Account.................................................15


  Government & High Quality Bond Account
(f/k/a Government Securities Account)...................................18


  Growth Account........................................................22

  International SmallCap Account........................................24

  LargeCap Blend Account................................................27

  LargeCap Growth Equity Account ........................................30

  LargeCap Value Account................................................32


  MidCap Account........................................................34


  MidCap Growth Account.................................................37

  MidCap Value Account..................................................40

  Money Market Account..................................................43


  Principal LifeTime 2010 Account.......................................46

  Principal LifeTime 2020 Account.......................................49

  Principal LifeTime 2030 Account.......................................53

  Principal LifeTime 2040 Account.......................................57

  Principal LifeTime 2050 Account.......................................61

  Principal LifeTime Strategic Income Account...........................65

  Real Estate Securities Account........................................68


  Short-Term Bond Account...............................................71

  SmallCap Account......................................................74

  SmallCap Growth Account...............................................77

  SmallCap Value Account................................................80


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................83

PRICING OF ACCOUNT SHARES...............................................89

DIVIDENDS AND DISTRIBUTIONS.............................................90

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................90
  The Manager...........................................................90

  The Sub-Advisors......................................................90

  Duties of the Manager and Sub-Advisors................................102

  Fees Paid to the Manager..............................................102

  Fees Paid to Sub-Advisor..............................................102


GENERAL INFORMATION ABOUT AN ACCOUNT....................................103
  Frequent Trading and Market-Timing (Abusive Trading Practices)........103

  Eligible Purchasers...................................................104

  Shareholder Rights....................................................104

  Non-Cumulative Voting.................................................105

  Purchase of Account Shares............................................105

  Sale of Account Shares................................................105

  Restricted Transfers..................................................106

  Financial Statements..................................................106


FINANCIAL HIGHLIGHTS....................................................106

ADDITIONAL INFORMATION..................................................120

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. AllianceBernstein L.P. ("AllianceBernstein")
.. Columbus Circle Investors ("CCI")*
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*

.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

  * CCI, Principal, Principal - REI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of March 31, 2006, this range was between approximately $952 million and $368.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed an Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 51.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"28.05

"1997"30.86


"1998"18.95


"1999"39.5


"2000"-11.71


"2001"-14.86


"2002"-27.72


"2003"25.95


"2004"9.33

                              The Account's highest/lowest quarterly returns
"2005"7.55                    during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of March 31, 2006 is 1.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            7.55         -1.84          8.39              10.89
 Russell 1000 Growth
 Index.................     5.26         -3.58          6.73               9.20
 Morningstar Large
 Growth Category
 Average ..............     6.46         -3.36          6.95               9.09
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.76%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                         $79   $246  $428  $954

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2006 this range was between approximately $952 million and $368.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

CCI became the Sub-Advisor to the Account on January 5, 2005.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.51

"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38

                              The Account's highest/lowest quarterly returns
"2005"12.09                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2006 is 4.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            12.09        -3.91          4.04              5.97
 Russell 1000 Growth
 Index.................      5.26        -3.58          6.73              9.27
 Morningstar Large
 Growth Category
 Average ..............      6.46        -3.36          6.95              9.05
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (May 2,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.62%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 GROWTH ACCOUNT                                                                                $63   $199  $346  $774

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of

March 31, 2006 this range was between approximately $3.3 million and $26.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 132.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81

"2000"-11.5


"2001"-21.85


"2002"-16.2


"2003"54.15


"2004"30.2

                              The Account's highest/lowest quarterly returns
"2005"29.12                   during this
                              time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of March 31, 2006 is 15.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT
                                    29.12        11.16             13.32
 Citigroup Extended Market
 Index (EMI) World ex US ......     11.70         4.32              9.36
 Morningstar Foreign Small/Mid
 Growth Category Average ......     24.79         8.46             12.37
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.19%
 Other Expenses.............................   0.14
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                            $135  $421  $729  $1,601

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of March 31, 2006 this range was between approximately $579 million and $371.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:

STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


"2003"23.76

"2004"10.36


"2005"4.74                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.07%
LOGO                           LOWEST  Q1 '03  -3.91%


The year-to-date return as of March 31, 2006 is 4.21%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT......................     4.74             5.31
 S&P 500 Index ................... ..........     4.91             5.99
 Morningstar Large Blend Category Average ...     5.77             5.57
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.03
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.78%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1     3     5    10
 LARGECAP BLEND ACCOUNT                                                                      $80   $249  $433  $966

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14


"2004"3.16

                              The Account's highest/lowest quarterly returns
"2005"3.63                    during this
                              time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

The year-to-date return as of March 31, 2006 is 1.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY ACCOUNT     3.63         -9.29            -13.27
 Russell 1000 Growth Index ....     5.26         -3.58             -6.99
 Morningstar Large Growth
 Category Average..............     6.46         -3.36             -5.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (October 24, 2000).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.09%
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $387.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

AllianceBernstein has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05

"2004"13.09


"2005"5.44                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  16.19%
LOGO                           LOWEST  Q1 '03  -5.04%


The year-to-date return as of March 31, 2006 is 5.20%.



AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT......................     5.44             7.63
 Russell 1000 Value Index ........ ..........     7.05             8.81
 Morningstar Large Value Category Average ...     5.88             6.76
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.02
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP VALUE ACCOUNT                                                                    $79   $246  $428  $954

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........     13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                         $94   $293  $509  $1,131

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........     10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   1.05%
 Other Expenses .................. .........   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                          $109  $340  $590  $1,306

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2010, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors expecting to retire around the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                         38.8     LargeCap Stock Index        10.1
      Capital Value                 3.0     LargeCap Value               5.1
      Diversified International     5.6     Money Market                10.7
      Equity Income                 6.1     Real Estate Securities       8.5
      LargeCap Growth Equity        8.1     SmallCap                     4.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"5.7


 LOGO

                               The Account's highest/lowest quarterly returns during this time period were:
                                HIGHESTQ2 '053.59%
                                LOWESTQ1 '05-1.64%

 The year-to-date return as of March 31, 2006 is 3.76%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2010 ACCOUNT ......          5.70               11.41
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees.......              0.12%
 Other Expenses........              0.08
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.20%
 Fee Reduction and/or
 Expense Reimbursement.              0.04
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                                $16   $59   $107  $250

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2020, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                         34.5     LargeCap Value              5.6
      Capital Value                 7.3     Real Estate Securities      8.8
      Diversified International     9.9     SmallCap                    2.0
      Equity Income                 6.1     SmallCap Growth             1.5
      LargeCap Growth Equity        5.9     SmallCap Value              1.5
      LargeCap Stock Index         16.9




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR



"2005"6.77


 LOGO

                               The Account's highest/lowest quarterly returns during this time period were:
                                HIGHESTQ2 '053.27%
                                LOWEST Q1 '05  -1.60%

 The year-to-date return as of March 31, 2006 is 5.00%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2020 ACCOUNT ......          6.77               13.26
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.04
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.16%
 Fee Reduction and/or
 Expense Reimbursement.              0.03
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2020 ACCOUNT                          $13   $47   $86   $201

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2030, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                         24.8     LargeCap Value              9.0
      Capital Value                 5.0     Real Estate Securities      7.2
      Diversified International    10.2     SmallCap                    2.0
      Equity Income                 5.0     SmallCap Growth             2.0
      LargeCap Growth Equity       14.4     SmallCap Value              2.0
      LargeCap Stock Index         18.4




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


"2005"6.76


 LOGO

                               The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHEST Q3 '05  3.35%
                                LOWEST Q1 '05  -1.59%

 The year-to-date return as of March 31, 2006 is 5.02%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2030 ACCOUNT ......          6.76               13.23
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.26
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.38%
 Fee Reduction and/or
 Expense Reimbursement.              0.22
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2030 ACCOUNT                          $16   $92   $183  $451

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2040, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.).
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.




UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                         16.6     LargeCap Value              10.9
      Capital Value                 5.9     Real Estate Securities       4.8
      Diversified International    13.1     SmallCap                     3.5
      Equity Income                 2.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.0     SmallCap Value               2.5
      LargeCap Stock Index         21.5




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.27


 LOGO

                               The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHEST Q3 '05  3.95%
                                LOWESTQ1 '05-1.44%

 The year-to-date return as of March 31, 2006 is 5.40%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005


                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2040 ACCOUNT ......          7.27               14.55
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.44
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.56%
 Fee Reduction and/or
 Expense Reimbursement.              0.43
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2040 ACCOUNT                          $13   $121  $255  $646

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2050, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.).
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:



      Bond                          8.7     LargeCap Value              12.4
      Capital Value                 6.5     Real Estate Securities       2.1
      Diversified International    14.8     SmallCap                     4.0
      Equity Income                 2.0     SmallCap Growth              3.0
      LargeCap Growth Equity       18.8     SmallCap Value               3.0
      LargeCap Stock Index         24.7




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.56


 LOGO

                               The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHEST Q3 '05  4.41%
                                LOWESTQ1 '05-1.33%

 The year-to-date return as of March 31, 2006 is 5.69%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2050 ACCOUNT ......          7.56               14.75
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Large Blend Category
 Average ..............................          5.77               12.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.99
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              1.11%
 Fee Reduction and/or
 Expense Reimbursement.              0.99
                                     ----
           NET EXPENSES              0.12%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.12% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                          $12   $220  $482  $1,232

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                         41.7     LargeCap Stock Index         5.5
      Capital Value                 1.5     LargeCap Value               3.0
      Diversified International     3.4     Money Market                23.4
      Equity Income                 6.2     Real Estate Securities       9.3
      LargeCap Growth Equity        4.0     SmallCap                     2.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"4.96


 LOGO

                               The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHEST Q2 '05  3.87%
                                LOWESTQ1 '05-1.78%

 The year-to-date return as of March 31, 2006 is 3.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT ..............................          4.96                9.57
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)


 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees.......              0.12%
 Other Expenses........              0.15
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.27%
 Fee Reduction and/or
 Expense Reimbursement.              0.13
                                     ----
           NET EXPENSES              0.14%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.14% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                           1     3     5    10
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT                                                $14   $69   $134  $326

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Principal - REI, the Sub-Advisor focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

Principal REI has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53

                              The Account's highest/lowest quarterly returns
"2005"15.85                   during this
                              time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2006 is 16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES ACCOUNT     15.85        20.46             15.23
 MSCI US REIT Index ...........     12.52        18.80             12.60
 Morningstar Specialty - Real
 Estate Category Average ......     11.59        18.58             12.68
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.88%
 Other Expenses.............................   0.01
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.89%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $91   $284  $493  $1,096

SHORT-TERM BOND ACCOUNT F/K/A LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of Principal, the Sub-Advisor, regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub--

Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8


                               The Account's highest/lowest quarterly returns
 LOGO                          during this
                               time period were:
                                HIGHEST Q1 '04  1.50%
                                LOWEST Q2 '04  -1.58%

 The year-to-date return as of March 31, 2006 is 0.28%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 SHORT-TERM BOND ACCOUNT ....................     1.80             1.46
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index ......................................     1.44             1.87
 Morningstar Short-Term Bond Category Average     1.43             1.64
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2003).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.50%
 Other Expenses.......................................   0.07
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 SHORT-TERM BOND ACCOUNT                                                                   $58   $183  $318  $714

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of March 31, 2006, this range was between approximately $23 million and $5.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 125.8%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82

                              The Account's highest/lowest quarterly returns
"2005 "7.04                   during this
                              time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of March 31, 2006 is 11.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .............     7.04          5.51             3.66
 Russell 2000 Index ...........     4.55          8.22             5.77
 Morningstar Small Blend
 Category Average..............     6.62          9.89             8.23
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.85%
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP ACCOUNT                                                                              $90   $281  $488  $1,084

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......     6.67         -8.64             1.29
 Russell 2000 Growth Index ....     4.15          2.28             1.46
 Morningstar Small Growth
 Category Average..............     5.74          2.17             6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                                   $107  $334  $579  $1,283

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $29 million and $4.2 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08

                              The Account's highest/lowest quarterly returns
"2005"6.22                    during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '02  -17.74%
LOGO

The year-to-date return as of March 31, 2006 is 13.36%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT .......     6.22         13.78             12.31
 Russell 2000 Value Index .....     4.71         13.55              9.19
 Morningstar Small Value
 Category Average..............     6.13         13.50              9.60
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.................              1.09%
 Other Expenses..................              0.04
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.13%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                        $115  $359  $622  $1,375

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Bond, MidCap Value and Short-Term Bond may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Diversified International and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Blend, LargeCap Growth Equity and LargeCap Value Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors.

While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in shares of the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS





The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Principal LifeTime 2010              Doug Loeffler
           Principal LifeTime 2020              Doug Loeffler
           Principal LifeTime 2030              Doug Loeffler
           Principal LifeTime 2040              Doug Loeffler
           Principal LifeTime 2050              Doug Loeffler
           Principal LifeTime Strategic Income  Doug Loeffler





DOUG LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Loeffler shares responsibility for the day-today management of the LifeTime Accounts with Mr. Laschanzky, a portfolio manager representing Principal. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein") managed $579 billion in assets as of December 31, 2005. AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.


The management of and investment decisions for the Account's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Account's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   Marilyn Fedak
                            John Mahedy
                            Chris Marx
                            John Phillips





MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place,

         Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Sam Wilderman




Day-to-day management of the LargeCap Growth Equity Account is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Account's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Account is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Account's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Account's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of shares of the Account by the Division's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with

Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin





RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of

         December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                            DAY-TO-DAY
           ACCOUNT                          ACCOUNT MANAGEMENT
           -------                          ------------------
           Bond                             William C. Armstrong
                                            Timothy R. Warrick
           Capital Value                    John Pihlblad
           Diversified International        Paul H. Blankenhagen
                                            Juliet Cohn
                                            Christopher Ibach
           Government & High Quality Bond   Brad Fredericks
                                            Lisa Stange
           International SmallCap           Brian W. Pattinson
           Principal LifeTime 2010          Dirk Laschanzky
           Principal LifeTime 2020          Dirk Laschanzky
           Principal LifeTime 2030          Dirk Laschanzky
           Principal LifeTime 2040          Dirk Laschanzky
           Principal LifeTime 2050          Dirk Laschanzky
           MidCap                           K. William Nolin
           Money Market                     Tracy Reeg
                                            Alice Robertson
           Short-Term Bond                  Zeid Ayer
                                            Craig Dawson
                                            Martin J. Schafer
           SmallCap                         Thomas Morabito

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at Principal. he is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined Principal in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at Principal. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfoio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola,

Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Laschanzky shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Loeffler, a portfolio manager representing the Manager. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Accounts' strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for Principal and is the portfolio manager on the small-cap value portfolios. Prior to joining Principal in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader and portfolio manager for Principal. She is responsible for trading corporate bonds on the fixed income trading desk. In addition, she serves as co-portfolio manager of the money market funds and oversees the short-term trading operation. She joined the firm in 1990 after working as an assistance vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson served as a credit analyst for the firm before moving into her current role in 1993. She earned an MBA in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney

ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.

BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Bond                       0.45%  Money Market                     0.49%
      Capital Value              0.60%  Principal LifeTime 2010          0.12%
      Diversified International  0.85%  Principal LifeTime 2020          0.12%
      Equity Growth              0.76%  Principal LifeTime 2030          0.12%
      Government & High Quality         Principal LifeTime 2040
      Bond                       0.44%                                   0.12%
      Growth                     0.60%  Principal LifeTime 2050          0.12%
      International SmallCap            Principal LifeTime Strategic
                                 1.19%  Income                           0.12%
      LargeCap Blend             0.75%  Real Estate Securities           0.88%
      LargeCap Growth Equity     1.00%  Short-Term Bond                  0.50%
      LargeCap Value             0.75%  SmallCap                         0.85%
      MidCap                     0.57%  SmallCap Growth                  1.00%
      MidCap Growth              0.90%  SmallCap Value                   1.09%
      MidCap Value               1.05%




FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Bond                      0.10%  Money Market                     0.08%
      Capital Value             0.14%  Principal LifeTime 2010          0.00%
      Diversified                      Principal LifeTime 2020
      International             0.10%                                   0.00%
      Equity Growth             0.34%  Principal LifeTime 2030          0.02%
      Government & High                Principal LifeTime 2040
      Quality Bond              0.10%                                   0.03%
      Growth                    0.13%  Principal LifeTime 2050          0.04%
      International SmallCap           Principal LifeTime Strategic
                                0.48%  Income                           0.00%
      LargeCap Blend            0.30%  Real Estate Securities           0.54%
      LargeCap Growth Equity    0.38%  Short-Term Bond                  0.10%
      LargeCap Value            0.21%  SmallCap                         0.19%
      MidCap                    0.14%  SmallCap Growth                  0.54%
      MidCap Growth             0.36%  SmallCap Value                   0.49%
      MidCap Value              0.46%

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.
The Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.02        $14.73        $11.74        $16.29        $20.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --          0.09          0.06          0.03          0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          1.28          2.99         (4.54)        (2.82)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.21          1.37          3.05         (4.51)        (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.08)        (0.06)        (0.04)        (0.02)
 Distributions from
  Realized Gains......        --            --            --            --         (1.25)
   ----                                                                            -----
   Total Dividends and
         Distributions        --         (0.08)        (0.06)        (0.04)        (1.27)
   ----                                  -----         -----         -----         -----
Net Asset Value, End
 of Period............    $17.23        $16.02        $14.73        $11.74        $16.29
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      7.55%         9.33%        25.95%       (27.72)%      (14.86)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,192      $280,700      $272,831      $219,044      $334,401
 Ratio of Expenses to
  Average Net Assets..      0.77%         0.72%         0.74%         0.77%         0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.77%/(e)/    0.77%/(e)/      --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%         0.59%         0.47%         0.19%         0.06%
 Portfolio Turnover
  Rate................      51.6%        147.7%        130.9%        138.8%         88.8%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(A)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77        $12.00        $11.58        $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44          0.45          0.43          0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)        (0.24)         0.55          0.32
  ----                                -----         -----          ----          ----
 Total From Investment
            Operations      0.23       0.40          0.21          0.98          0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)        (0.44)        (0.52)        (0.68)
 Distributions from
  Realized Gains......        --         --            --         (0.04)           --
   ----                                                           -----
   Total Dividends and
         Distributions     (0.51)     (0.53)        (0.44)        (0.56)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $11.36     $11.64        $11.77        $12.00        $11.58
                          ======     ======        ======        ======        ======
Total Return /(b)/ ...      2.01%      3.56%         1.84%         8.80%         7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034      $368,564      $342,001      $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%         0.44%         0.47%         0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%         3.83%         4.87%         5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%        110.4%         33.8%         45.9%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94     $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40       0.95          2.26         (3.58)        (4.19)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.43       1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)     (0.03)        (0.02)           --            --
   ----                    -----      -----         -----
Net Asset Value, End
 of Period............    $13.29     $11.94        $10.95         $8.68        $12.24
                          ======     ======        ======         =====        ======
Total Return /(b)/ ...     12.09%      9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254   $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(c)/    0.61%/(c)/    0.61%/(c)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%      0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%     122.4%         40.8%         27.3%         39.0%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002            2001
                            ----         ----         ----         ----            ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.72       $13.73        $9.06       $10.84          $13.87
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12         0.11         0.10         0.08            0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.96         4.00         4.72        (1.83)          (3.07)
                            ----         ----         ----        -----           -----
 Total From Investment
            Operations      5.08         4.11         4.82        (1.75)          (3.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)       (0.12)       (0.15)       (0.03)             --
 Distributions from
  Realized Gains......     (0.19)          --           --           --              --
  ----                     -----
   Total Dividends and
         Distributions     (0.30)       (0.12)       (0.15)       (0.03)             --
  ----                     -----        -----        -----        -----
Net Asset Value, End
 of Period............    $22.50       $17.72       $13.73        $9.06          $10.84
                          ======       ======       ======        =====          ======
Total Return /(a)/ ...     29.12%       30.20%       54.15%      (16.20)%        (21.85)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,454      $99,833      $66,242      $38,912         $43,674
 Ratio of Expenses to
  Average Net Assets..      1.33%        1.30%        1.33%        1.31%           1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.33%/(d)/   1.31%/(e)/   1.33%/(e)/   1.32%/(e)/        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%        0.75%        1.00%        0.77%           0.32%
 Portfolio Turnover
  Rate................     132.3%       140.6%       128.9%        73.6%          123.8%

                            2005         2004         2003        2002/(F)/
                            ----         ----         ----        ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.73       $10.37        $8.43       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10         0.13         0.10         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40         0.92         1.90        (1.57)
                            ----         ----         ----        -----
 Total From Investment
            Operations      0.50         1.05         2.00        (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --        (0.11)       (0.06)       (0.02)
 Distributions from
  Realized Gains......     (0.04)       (0.58)          --           --
  ----                     -----        -----
   Total Dividends and
         Distributions     (0.04)       (0.69)       (0.06)       (0.02)
                           -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.19       $10.73       $10.37        $8.43
                          ======       ======       ======        =====
Total Return /(a)/ ...      4.74%       10.36%       23.76%      (15.47)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $135,072      $90,751      $54,632      $13,927
 Ratio of Expenses to
  Average Net Assets..      0.78%        0.76%        0.80%        1.00%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         0.78%/(c)/   0.83%/(c)/   1.10%/(h)(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%        1.23%        1.08%        0.86%/(h)/
 Portfolio Turnover
  Rate................      44.1%        75.6%        56.2%        49.1%/(h)/







/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without commission rebates.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005      2004         2003         2002           2001
                            ----      ----         ----         ----           ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60     $4.47        $3.63        $5.44          $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01      0.01           --        (0.02)         (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16      0.13         0.84        (1.79)         (2.31)
                            ----      ----         ----        -----          -----
 Total From Investment
            Operations      0.17      0.14         0.84        (1.81)         (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)    (0.01)          --           --             --
 -----                     -----     -----
   Total Dividends and
         Distributions     (0.01)    (0.01)          --           --             --
 -----                     -----     -----
Net Asset Value, End
 of Period............     $4.76     $4.60        $4.47        $3.63          $5.44
                           =====     =====        =====        =====          =====
Total Return /(a)/ ...      3.63%     3.16%       23.14%      (33.27)%       (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912   $31,179      $24,677       $5,572         $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%     1.04%        1.16%        1.05%          1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --      1.05%/(g)/   1.19%/(g)/   1.09%/(g)/     1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%     0.28%       (0.13)%      (0.49)%        (0.62)%
 Portfolio Turnover
  Rate................      91.2%    141.8%        51.1%       183.8%         121.2%

                            2005      2004         2003        2002/(D)/
                            ----      ----         ----        ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $11.88    $10.80        $8.52       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18      0.19         0.16         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46      1.22         2.23        (1.48)
                            ----      ----         ----        -----
 Total From Investment
            Operations      0.64      1.41         2.39        (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --     (0.16)       (0.11)       (0.06)
 Distributions from
  Realized Gains......     (0.07)    (0.17)          --           --
  -----                    -----     -----
   Total Dividends and
         Distributions     (0.07)    (0.33)       (0.11)       (0.06)
                           -----     -----        -----        -----
Net Asset Value, End
 of Period............    $12.45    $11.88       $10.80        $8.52
                          ======    ======       ======        =====
Total Return /(a)/ ...      5.44%    13.09%       28.05%      (14.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,221   $80,721      $47,221      $13,186
 Ratio of Expenses to
  Average Net Assets..      0.77%     0.75%        0.74%        0.96%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --      0.76%/(g)/   0.79%/(g)/   1.00%/(f)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%     1.65%        1.77%        1.79%/(f)/
 Portfolio Turnover
  Rate................      19.7%     23.2%        17.1%         5.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63      $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45        0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12        6.05          9.01         (3.08)        (1.50)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      3.57        6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)      (3.98)           --         (0.47)        (0.88)
   ----                    -----       -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)      (4.37)        (0.34)        (0.77)        (1.12)
                           -----       -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54      $39.63        $37.56        $28.54        $32.09
                          ======      ======        ======        ======        ======
Total Return /(a)/ ...      9.21%      17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812    $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%       0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.59%/(b)/    0.61%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%       1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%       38.9%         44.9%         67.9%         73.6%

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84       $8.80         $6.26         $8.49        $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      (0.03)        (0.03)        (0.04)        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37        1.07          2.57         (2.19)        (1.68)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      1.35        1.04          2.54         (2.23)        (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --            --         (0.24)
   ----                                                                          -----
   Total Dividends and
         Distributions        --          --            --            --         (0.24)
   ----                                                                          -----
Net Asset Value, End
 of Period............    $11.19       $9.84         $8.80         $6.26         $8.49
                          ======       =====         =====         =====         =====
Total Return /(a)/ ...     13.72%      11.82%        40.58%       (26.27)%      (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471     $59,674       $54,288       $21,934       $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.86%         0.91%         0.91%         0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.92%/(b)/    0.94%/(b)/    0.92%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%     (0.30)%       (0.39)%       (0.55)%       (0.66)%
 Portfolio Turnover
  Rate................      97.0%       47.7%         67.5%         43.1%         55.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13        $10.48        $11.68        $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02          0.01            --          0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10          3.81         (1.16)        (0.35)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.58       3.12          3.82         (1.16)        (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)        (0.01)           --         (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)        (0.16)        (0.04)        (0.54)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.39)     (1.87)        (0.17)        (0.04)        (0.55)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.57     $15.38        $14.13        $10.48        $11.68
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...     10.55%     22.67%        36.49%        (9.96)%       (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166       $52,054       $24,766       $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%         1.05%         1.04%         1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/    1.08%/(b)/    1.10%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%         0.11%         0.03%         0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%         55.5%         75.3%        208.8%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000        $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007         0.014         0.039
                           -----      -----         -----         -----         -----
 Total From Investment
            Operations     0.027      0.009         0.007         0.014         0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000        $1.000        $1.000
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%         1.42%         3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545      $201,455      $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%         1.40%         3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      0.82
                           ----      ----
 Total From Investment
            Operations     0.61      0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.09)
 Distributions from
  Realized Gains......    (0.07)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.37    $10.84
                         ======    ======
Total Return /(a)/ ...     5.70%     9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,930       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.16%     0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.20%    10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.22%     3.21%/(f)/
 Portfolio Turnover
  Rate................      4.3%      3.0%/(f)/

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75      0.93
                           ----      ----
 Total From Investment
            Operations     0.74      1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.09)
 Distributions from
  Realized Gains......    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.61    $10.97
                         ======    ======
Total Return /(a)/ ...     6.77%    10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,753       $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.13%     0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.16%     8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    3.65%/(f)/
 Portfolio Turnover
  Rate................      3.1%      2.6%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.97   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.73     0.76
                          ----     ----
 Total From Investment
            Operations    0.74     1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.63   $10.97
                        ======   ======
Total Return /(a)/ ...    6.76%   10.60%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,918     $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%    0.16%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    0.38%    2.14%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.08%    8.58%/(g)/
 Portfolio Turnover
  Rate................    11.5%     4.8%/(g)/

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79     0.99
                          ----     ----
 Total From Investment
            Operations    0.80     1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.82   $11.09
                        ======   ======
Total Return /(a)/ ...    7.27%   11.78%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,893     $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%    0.14%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (d)/    0.56%    1.47%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%    5.35%/(g)/
 Portfolio Turnover
  Rate................    18.2%     9.4%/(g)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and became a contractual limit on November 21, 2005.
/(e) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82     1.06
                          ----     ----
 Total From Investment
            Operations    0.83     1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.08)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.08)
                         -----    -----
Net Asset Value, End
 of Period............  $11.85   $11.09
                        ======   ======
Total Return /(a)/ ...    7.56%   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,160      $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.12%    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.11%    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%    3.04%/(f)/
 Portfolio Turnover
  Rate................     4.2%    13.0%/(f)/

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..  $10.68   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06     0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46     0.65
                          ----     ----
 Total From Investment
            Operations    0.52     0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.09)
 Distributions from
  Realized Gains......   (0.12)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.05   $10.68
                        ======   ======
Total Return /(a)/ ...    4.96%    7.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,463      $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(g)/ ..............    0.27%   10.09%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.60%    3.30%/(f)/
 Portfolio Turnover
  Rate................     8.4%     2.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and came to be contractual on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004      2003         2002      2001
                            ----       ----      ----         ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90    $11.24       $10.77    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39      0.49         0.35      0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66      3.87         0.48      0.47
                            ----       ----      ----         ----      ----
 Total From Investment
            Operations      2.79       5.05      4.36         0.83      0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)    (0.42)       (0.35)    (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)    (0.28)       (0.01)       --
  ----                     -----      -----     -----        -----
   Total Dividends and
         Distributions     (0.16)     (2.07)    (0.70)       (0.36)    (0.41)
                           -----      -----     -----        -----     -----
Net Asset Value, End
 of Period............    $20.51     $17.88    $14.90       $11.24    $10.77
                          ======     ======    ======       ======    ======
Total Return /(a)/ ...     15.85%     34.53%    38.91%        7.72%     8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022   $93,018      $46,358   $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%     0.91%        0.92%     0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%     0.92%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%     3.83%        3.99%     4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%     53.9%        54.4%     92.4%

                            2005       2004     2003/(D)/
                            ----       ----     ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............    $10.12      $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.33       0.25      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.15)     (0.12)    (0.05)
                           -----      -----     -----
 Total From Investment
            Operations      0.18       0.13      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        --     (0.09)
   ----                    -----                -----
   Total Dividends and
         Distributions     (0.19)        --     (0.09)
   ----                    -----                -----
Net Asset Value, End
 of Period............    $10.11     $10.12     $9.99
                          ======     ======     =====
Total Return /(a)/ ...      1.80%      1.30%     0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $83,822    $56,241   $20,552
 Ratio of Expenses to
  Average Net Assets..      0.57%      0.53%     0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....        --         --      0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.26%      2.53%     2.15%/(f)/
 Portfolio Turnover
  Rate................      74.3%      34.8%      5.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55      $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02         --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65       1.58         2.14        (2.20)        0.20
                           ----       ----         ----        -----         ----
 Total From Investment
            Operations     0.67       1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
   Total Dividends and
         Distributions       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
Net Asset Value, End
 of Period............   $10.22      $9.55        $7.97        $5.83        $8.03
                         ======      =====        =====        =====        =====
Total Return /(a)/ ...     7.04%     19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476    $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%      0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.86%/(b)/   0.95%/(b)/   0.97%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%      0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%     188.7%       162.9%       215.5%       154.5%

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $9.30      $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.07)     (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69       1.00         2.66        (4.81)       (4.89)
                           ----       ----         ----        -----        -----
 Total From Investment
            Operations     0.62       0.94         2.62        (4.86)       (4.99)
                           ----       ----         ----        -----        -----
Net Asset Value, End
 of Period............    $9.92      $9.30        $8.36        $5.74       $10.60
                          =====      =====        =====        =====       ======
Total Return /(a)/ ...     6.67%     11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,656    $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..     1.05%      0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........       --       1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%    (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................     68.2%      43.3%        54.1%       287.9%       152.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/ /

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83     $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96       3.37         5.14        (1.07)        0.60
                            ----       ----         ----        -----         ----
 Total From Investment
            Operations      1.03       3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)     (1.58)       (0.41)          --        (0.49)
  ----                     -----      -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)     (1.61)       (0.46)       (0.06)       (0.58)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61     $16.83       $15.04       $10.30       $11.37
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...      6.22%     23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035   $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%      1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%      0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%      38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


         Principal Variable Contracts Fund, Inc. SEC File 811-01944

                    SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

SMALLCAP ACCOUNT
Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Account. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day Account management.


PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          BOND ACCOUNT                        MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT               MIDCAP VALUE ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT   MONEY MARKET ACCOUNT
          GOVERNMENT & HIGH QUALITY BOND      SHORT-TERM BOND ACCOUNT
          ACCOUNT
           (previously Government Securities   (previously Limited Term Bond
           Account)                            Account)
          LARGECAP GROWTH EQUITY ACCOUNT      SMALLCAP ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT        SMALLCAP GROWTH ACCOUNT
          MIDCAP ACCOUNT






This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Bond Account..........................................................5

  Capital Value Account.................................................9

  Diversified International Account.....................................12


  Government & High Quality Bond Account
(f/k/a Government Securities Account).....................................15


  LargeCap Growth Equity Account ........................................19


  LargeCap Stock Index Account..........................................21

  MidCap Account........................................................23

  MidCap Growth Account.................................................26

  MidCap Value Account..................................................29

  Money Market Account..................................................32


  Short-Term Bond Account (f/k/a Limited Term Bond Account).............35

  SmallCap Account......................................................38

  SmallCap Growth Account...............................................41


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................44

PRICING OF ACCOUNT SHARES...............................................49

DIVIDENDS AND DISTRIBUTIONS.............................................50

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................50
  The Manager...........................................................50

  The Sub-Advisors......................................................50

  Duties of the Manager and Sub-Advisors................................57

  Fees Paid to the Manager..............................................57

  Fees Paid to the Sub-Advisor..........................................58


GENERAL INFORMATION ABOUT AN ACCOUNT....................................59
  Frequent Trading and Market-timing (Abusive Trading Practices)........59

  Eligible Purchasers...................................................60

  Shareholder Rights....................................................60

  Non-Cumulative Voting.................................................60

  Purchase of Account Shares............................................61

  Sale of Account Shares................................................61

  Restricted Transfers..................................................61

  Financial Statements..................................................61


FINANCIAL HIGHLIGHTS....................................................61

ADDITIONAL INFORMATION..................................................69



2                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors LLC ("Principal")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

  * Principal, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


Principal Variable Contracts Fund                                       3
www.principal.com

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining


Principal Variable Contracts Fund                                       5
www.principal.com
interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative


6                                       Principal Variable Contracts Fund
                                                          1-800-247-4123
instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Variable Contracts Fund                                       7
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO


The year-to-date return as of March 31, 2006 is -0.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591




8                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


Principal Variable Contracts Fund                                       9
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


10                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




Principal Variable Contracts Fund                                      11
www.principal.com

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more


12                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


14                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190




Principal Variable Contracts Fund                                      15
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


16                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


Principal Variable Contracts Fund                                      17
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


18                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




Principal Variable Contracts Fund                                      19
www.principal.com

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


20                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.


Principal Variable Contracts Fund                                      21
www.principal.com

GMO became the Sub-Advisor to the Account on March 31, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14


"2004"3.16

                              The Account's highest/lowest quarterly returns
"2005"3.63                    during this
                              time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

The year-to-date return as of March 31, 2006 is 1.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY ACCOUNT
                                    3.63         -9.29            -13.27
 Russell 1000 Growth Index ....     5.26         -3.58             -6.99
 Morningstar Large Growth
 Category Average..............     6.46         -3.36             -5.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (October 24, 2000).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.09%
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329




22                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2006, the market capitalization range of the Index was between approximately $579 million and $371.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets. Principal may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


Principal Variable Contracts Fund                                      23
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


24                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44


"2003"28.32


"2004"10.39

                              The Account's highest/lowest quarterly returns
"2005"4.47                    during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2006 is 4.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX ACCOUNT .
                                    4.47          0.18             -0.11
 S&P 500 Index ................     4.91          0.54              0.54
 Morningstar Large Blend
 Category Average..............     5.77          0.50              1.55
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.25%*
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.28%
 *Effective January 1, 2006.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                              $29   $90   $157  $356




Principal Variable Contracts Fund                                      25
www.principal.com

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


26                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


Principal Variable Contracts Fund                                      27
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726




28                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


Principal Variable Contracts Fund                                      29
www.principal.com
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


30                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........
                                    13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                         $94   $293  $509  $1,131




Principal Variable Contracts Fund                                      31
www.principal.com

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


32                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


Principal Variable Contracts Fund                                      33
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........
                                    10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.05%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                          $109  $340  $590  $1,306




34                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


Principal Variable Contracts Fund                                      35
www.principal.com

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


36                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




Principal Variable Contracts Fund                                      37
www.principal.com

SHORT-TERM BOND ACCOUNT F/K/A LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of Principal, the Sub-Advisor, regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


38                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub--


Principal Variable Contracts Fund                                      39
www.principal.com

Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.





40                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8


                               The Account's highest/lowest quarterly returns
 LOGO                          during this
                               time period were:
                                HIGHEST Q1 '04  1.50%
                                LOWEST Q2 '04  -1.58%

 The year-to-date return as of March 31, 2006 is 0.28%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 SHORT-TERM BOND ACCOUNT ....................     1.80             1.46
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index ......................................     1.44             1.87
 Morningstar Short-Term Bond Category Average     1.43             1.64
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2003).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.50%
 Other Expenses.......................................   0.07
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 SHORT-TERM BOND ACCOUNT                                                                   $58   $183  $318  $714




Principal Variable Contracts Fund                                      41
www.principal.com

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of March 31, 2006, this range was between approximately $23 million and $5.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


42                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 125.8%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Variable Contracts Fund                                      43
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82

                              The Account's highest/lowest quarterly returns
"2005 "7.04                   during this
                              time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of March 31, 2006 is 11.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .............
                                    7.04          5.51             3.66
 Russell 2000 Index ...........     4.55          8.22             5.77
 Morningstar Small Blend
 Category Average..............     6.62          9.89             8.23
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.85%
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP ACCOUNT                                                                              $90   $281  $488  $1,084




44                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


Principal Variable Contracts Fund                                      45
www.principal.com

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


46                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......
                                    6.67         -8.64             1.29
 Russell 2000 Growth Index ....     4.15          2.28             1.46
 Morningstar Small Growth
 Category Average..............     5.74          2.17             6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                                   $107  $334  $579  $1,283




Principal Variable Contracts Fund                                      47
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will


48                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Bond, MidCap Value and Short-Term Bond may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse


Principal Variable Contracts Fund                                      49
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

publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


50                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Diversified International Account may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an


Principal Variable Contracts Fund                                      51
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

Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Growth Equity and LargeCap Stock Index Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


52                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors.


Principal Variable Contracts Fund                                      53
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

.. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth


54                                      Principal Variable Contracts Fund
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


         individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Sam Wilderman




Day-to-day management of the LargeCap Growth Equity Account is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Account's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Account is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Account's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Account's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Principal Variable Contracts Fund                                      55
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


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of shares of the Account by the Division's senior member.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole





ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


56                                      Principal Variable Contracts Fund
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


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Bond                            William C. Armstrong
                                           Timothy R. Warrick
           Capital Value                   John Pihlblad
           Diversified International       Paul H. Blankenhagen
                                           Juliet Cohn
                                           Christopher Ibach
           Government & High Quality Bond  Brad Fredericks
                                           Lisa Stange
           LargeCap Stock Index            Dirk Laschanzky
                                           Mariateresa Monaco
           MidCap                          K. William Nolin
           Money Market                    Tracy Reeg
                                           Alice Robertson
           Short-Term Bond                 Zeid Ayer
                                           Craig Dawson
                                           Martin J. Schafer
           SmallCap                        Thomas Morabito





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at Principal. he is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined Principal in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.


Principal Variable Contracts Fund                                      57
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



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at Principal. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfoio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MARIATERESA MONACO . Ms. Monaco is an portfolio manager at Principal. She serves as portfolio manager for the firm's small-cap growth and index portfiols and as a member of the firm's asset allocation policy group. Prior to joining Principal in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for Principal and is the portfolio manager on the small-cap value portfolios. Prior to joining Principal in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.


58                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik


Principal Variable Contracts Fund                                      59
www.principal.com
received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



60                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Bond                           0.45%     MidCap Growth            0.90%
      Capital Value                  0.60%     MidCap Value             1.05%
      Diversified International      0.85%     Money Market             0.49%
      Government & High Quality                Short-Term Bond
      Bond                           0.44%                              0.50%
      LargeCap Growth Equity         1.00%     SmallCap                 0.85%
      LargeCap Stock Index           0.35%     SmallCap Growth          1.00%
      MidCap                         0.57%




FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Bond                           0.10%     MidCap Growth            0.36%
      Capital Value                  0.14%     MidCap Value             0.46%
      Diversified International      0.10%     Money Market             0.07%
      Government & High Quality                Short-Term Bond
      Bond                           0.10%                              0.10%
      LargeCap Growth Equity         0.38%     SmallCap                 0.19%
      LargeCap Stock Index           0.01%     SmallCap Growth          0.54%
      MidCap                         0.14%




The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.


Principal Variable Contracts Fund                                      61
www.principal.com

The LargeCap Growth Equity, MidCap Growth, MidCap Value and SmallCap Growth Accounts have received the necessary shareholder approval and intend to rely on the order.


62                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


Principal Variable Contracts Fund                                      63
www.principal.com

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


64                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


Principal Variable Contracts Fund                                      65
www.principal.com
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(c)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(d)/    0.97%/(e)/    0.93%/(e)/    0.93%/(e)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(B)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64        $11.77        $12.00        $11.58        $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44          0.44          0.45          0.43          0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)        (0.04)        (0.24)         0.55          0.32
  ----                                   -----         -----          ----          ----
 Total From Investment
            Operations      0.23          0.40          0.21          0.98          0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)        (0.53)        (0.44)        (0.52)        (0.68)
 Distributions from
  Realized Gains......        --            --            --         (0.04)           --
   ----                                                              -----
   Total Dividends and
         Distributions     (0.51)        (0.53)        (0.44)        (0.56)        (0.68)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $11.36        $11.64        $11.77        $12.00        $11.58
                          ======        ======        ======        ======        ======
Total Return /(c)/ ...      2.01%         3.56%         1.84%         8.80%         7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047      $334,034      $368,564      $342,001      $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%         0.44%         0.44%         0.47%         0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%         3.82%         3.83%         4.87%         5.63%
 Portfolio Turnover
  Rate................     262.1%         67.2%        110.4%         33.8%         45.9%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(c) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60      $4.47         $3.63        $5.44        $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01       0.01            --        (0.02)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16       0.13          0.84        (1.79)       (2.31)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.17       0.14          0.84        (1.81)       (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
   Total Dividends and
         Distributions     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
Net Asset Value, End
 of Period............     $4.76      $4.60         $4.47        $3.63        $5.44
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      3.63%      3.16%        23.14%      (33.27)%     (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912    $31,179       $24,677       $5,572       $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%      1.04%         1.16%        1.05%        1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       1.05%/(d)/    1.19%/(d)/   1.09%/(d)/   1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%      0.28%        (0.13)%      (0.49)%      (0.62)%
 Portfolio Turnover
  Rate................      91.2%     141.8%         51.1%       183.8%       121.2%
                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35        $8.29        $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10         0.08         0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70        (1.94)       (1.23)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.39       0.84          1.80        (1.86)       (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)       (0.08)       (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)       (0.08)       (0.08)
   ----                               -----         -----        -----        -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06        $6.35        $8.29
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%      (22.44)%     (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638      $72,949      $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%        0.39%        0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.38%      0.37%         0.39%        0.39%        0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%        1.22%        1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%        15.1%        10.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(d) /Expense ratio without commission rebates.

..

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63      $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45        0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12        6.05          9.01         (3.08)        (1.50)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      3.57        6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)      (3.98)           --         (0.47)        (0.88)
   ----                    -----       -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)      (4.37)        (0.34)        (0.77)        (1.12)
                           -----       -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54      $39.63        $37.56        $28.54        $32.09
                          ======      ======        ======        ======        ======
Total Return /(a)/ ...      9.21%      17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812    $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%       0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.59%/(b)/    0.61%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%       1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%       38.9%         44.9%         67.9%         73.6%

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84       $8.80         $6.26         $8.49        $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      (0.03)        (0.03)        (0.04)        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37        1.07          2.57         (2.19)        (1.68)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      1.35        1.04          2.54         (2.23)        (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --            --         (0.24)
   ----                                                                          -----
   Total Dividends and
         Distributions        --          --            --            --         (0.24)
   ----                                                                          -----
Net Asset Value, End
 of Period............    $11.19       $9.84         $8.80         $6.26         $8.49
                          ======       =====         =====         =====         =====
Total Return /(a)/ ...     13.72%      11.82%        40.58%       (26.27)%      (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471     $59,674       $54,288       $21,934       $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.86%         0.91%         0.91%         0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.92%/(b)/    0.94%/(b)/    0.92%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%     (0.30)%       (0.39)%       (0.55)%       (0.66)%
 Portfolio Turnover
  Rate................      97.0%       47.7%         67.5%         43.1%         55.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13        $10.48        $11.68        $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02          0.01            --          0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10          3.81         (1.16)        (0.35)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.58       3.12          3.82         (1.16)        (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)        (0.01)           --         (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)        (0.16)        (0.04)        (0.54)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.39)     (1.87)        (0.17)        (0.04)        (0.55)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.57     $15.38        $14.13        $10.48        $11.68
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...     10.55%     22.67%        36.49%        (9.96)%       (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166       $52,054       $24,766       $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%         1.05%         1.04%         1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/    1.08%/(b)/    1.10%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%         0.11%         0.03%         0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%         55.5%         75.3%        208.8%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000        $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007         0.014         0.039
                           -----      -----         -----         -----         -----
 Total From Investment
            Operations     0.027      0.009         0.007         0.014         0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000        $1.000        $1.000
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%         1.42%         3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545      $201,455      $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%         1.40%         3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003/(D)/
                           ----      ----        ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............   $10.12     $9.99       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.33      0.25         0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)    (0.12)       (0.05)
                          -----     -----        -----
 Total From Investment
            Operations     0.18      0.13         0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)       --        (0.09)
   ----                   -----                  -----
   Total Dividends and
         Distributions    (0.19)       --        (0.09)
   ----                   -----                  -----
Net Asset Value, End
 of Period............   $10.11    $10.12        $9.99
                         ======    ======        =====
Total Return /(a)/ ...     1.80%     1.30%        0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $83,822   $56,241      $20,552
 Ratio of Expenses to
  Average Net Assets..     0.57%     0.53%        0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....       --        --         0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.26%     2.53%        2.15%/(f)/
 Portfolio Turnover
  Rate................     74.3%     34.8%         5.0%/(f)/

                           2005      2004         2003         2002         2001
                           ----      ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55     $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02        --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65      1.58         2.14        (2.20)        0.20
                           ----      ----         ----        -----         ----
 Total From Investment
            Operations     0.67      1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --        (0.01)       (0.01)          --
  ----                                           -----        -----
   Total Dividends and
         Distributions       --        --        (0.01)       (0.01)          --
  ----                                           -----        -----
Net Asset Value, End
 of Period............   $10.22     $9.55        $7.97        $5.83        $8.03
                         ======     =====        =====        =====        =====
Total Return /(a)/ ...     7.04%    19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476   $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%     0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      0.86%/(g)/   0.95%/(g)/   0.97%/(g)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%     0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%    188.7%       162.9%       215.5%       154.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $9.30      $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.07)     (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69       1.00         2.66        (4.81)       (4.89)
                           ----       ----         ----        -----        -----
 Total From Investment
            Operations     0.62       0.94         2.62        (4.86)       (4.99)
                           ----       ----         ----        -----        -----
Net Asset Value, End
 of Period............    $9.92      $9.30        $8.36        $5.74       $10.60
                          =====      =====        =====        =====       ======
Total Return /(a)/ ...     6.67%     11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,656    $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..     1.05%      0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........       --       1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%    (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................     68.2%      43.3%        54.1%       287.9%       152.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/ /


                                       81







ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


         Principal Variable Contracts Fund, Inc. SEC File 811-01944


Principal Variable Contracts Fund                                      67
www.principal.com

                       SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

SMALLCAP ACCOUNT
Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Account. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day Account management.


PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.


                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                            ACCOUNTS OF THE FUND
                            --------------------
BOND ACCOUNT                           PRINCIPAL LIFETIME 2020 ACCOUNT
CAPITAL VALUE ACCOUNT                  PRINCIPAL LIFETIME 2030 ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT      PRINCIPAL LIFETIME 2040 ACCOUNT
GOVERNMENT & HIGH QUALITY BOND         PRINCIPAL LIFETIME 2050 ACCOUNT
ACCOUNT
 (formerly Government Securities       PRINCIPAL LIFETIME STRATEGIC INCOME
    Account)                           ACCOUNT
LARGECAP GROWTH EQUITY ACCOUNT         REAL ESTATE SECURITIES ACCOUNT
LARGECAP STOCK INDEX ACCOUNT           SHORT-TERM BOND ACCOUNT
MIDCAP ACCOUNT                          (formerly Limited Term Bond Account)
MIDCAP GROWTH ACCOUNT                  SMALLCAP ACCOUNT
MIDCAP VALUE ACCOUNT                   SMALLCAP GROWTH ACCOUNT
MONEY MARKET ACCOUNT                   SMALLCAP VALUE ACCOUNT
PRINCIPAL LIFETIME 2010 ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.





                  The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Bond Account..........................................................5

  Capital Value Account.................................................9

  Diversified International Account.....................................12

  Government & High Quality Bond Account (f/k/a Government Securities Account)
  15

  LargeCap Growth Equity Account........................................19

  LargeCap Stock Index Account..........................................21

  MidCap Account........................................................24

  MidCap Growth Account.................................................27

  MidCap Value Account..................................................30

  Money Market Account..................................................33

  Principal LifeTime 2010 Account .......................................36

  Principal LifeTime 2020 Account.......................................39

  Principal LifeTime 2030 Account.......................................43

  Principal LifeTime 2040 Account.......................................47

  Principal LifeTime 2050 Account.......................................51

  Principal LifeTime Strategic Income Account...........................55

  Real Estate Securities Account ........................................58

  Short-Term Bond Account (f/k/a Limited Term Bond Account) .............61

  SmallCap Account ......................................................65

  SmallCap Growth Account...............................................68

  SmallCap Value Account................................................71


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................74

PRICING OF ACCOUNT SHARES...............................................80

DIVIDENDS AND DISTRIBUTIONS.............................................81

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................81
  The Manager...........................................................81

  The Sub-Advisors......................................................81

  Duties of the Manager and Sub-Advisors................................90

  Fees Paid to the Manager..............................................90

  Fees Paid to the Sub-Advisor..........................................90


GENERAL INFORMATION ABOUT AN ACCOUNT....................................91
  Frequent Trading and Market-Timing (Abusive Trading Practices)........91

  Eligible Purchasers...................................................92

  Shareholder Rights....................................................92

  Non-Cumulative Voting.................................................93

  Purchase of Account Shares............................................93

  Sale of Account Shares................................................93

  Restricted Transfers..................................................94

  Financial Statements..................................................94


FINANCIAL HIGHLIGHTS....................................................94

ADDITIONAL INFORMATION..................................................106


2                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * Principal, Principal - REI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


PRINCIPAL VARIABLE CONTRACTS FUND                                       3
www.principal.com

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2005, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

57.40% in securities      15.45% in securities       0.62% in securities rated
rated Aaa                 rated Baa                  Caa
5.59% in securities       3.66% in securities rated  0.04% in securities rated
rated Aa                  Ba                         Ca
13.12% in securities      4.11% in securities rated  0.01% in securities rated
rated A                   B                          C



The above percentages for A&B rated securities include 0.08% and 0.06% respectively, of unrated securities which have been determined by the Manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


PRINCIPAL VARIABLE CONTRACTS FUND                                       5
www.principal.com

MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


6                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


PRINCIPAL VARIABLE CONTRACTS FUND                                       7
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.................   0.45%
 Other Expenses..................   0.02%
                                    ----
   TOTAL ANNUAL ACCOUNT OPERATING
                         EXPENSES   0.47%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 BOND ACCOUNT                                                                          $48   $151  $263  $591



8                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


PRINCIPAL VARIABLE CONTRACTS FUND                                       9
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


10                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.................   0.60%
 Other Expenses..................   0.01%
                                    ----
   TOTAL ANNUAL ACCOUNT OPERATING
                         EXPENSES   0.61%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                     $62   $195  $340  $762



PRINCIPAL VARIABLE CONTRACTS FUND                                      11
www.principal.com

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


12                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


PRINCIPAL VARIABLE CONTRACTS FUND                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03


"2005"23.79                    The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHEST Q2 '03  17.25%
 LOGO                           LOWEST Q3 '02  -18.68%

 The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT                 23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
  Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.85%
 Other Expenses..................   0.12
                                    ----
   TOTAL ANNUAL ACCOUNT OPERATING
                         EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190


14                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


PRINCIPAL VARIABLE CONTRACTS FUND                                      15
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


16                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


PRINCIPAL VARIABLE CONTRACTS FUND                                      17
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.................   0.44%
 Other Expenses..................   0.02
                                    ----
   TOTAL ANNUAL ACCOUNT OPERATING
                         EXPENSES   0.46%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                           1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                $47      $148      $258      $579



18                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.


PRINCIPAL VARIABLE CONTRACTS FUND                                      19
www.principal.com

GMO became the Sub-Advisor to the Account on March 31, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14


"2004"3.16


"2005"3.63                     The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHESTQ4 '0112.16%
 LOGO                           LOWESTQ3 '01-21.14%

 The year-to-date return as of March 31, 2006 is 1.26%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY ACCOUNT     3.63         -9.29            -13.27
 Russell 1000 Growth Index ....     5.26         -3.58             -6.99
 Morningstar Large Growth
 Category Average..............     6.46         -3.36             -5.29
  Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (October 24, 2000).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees............................   1.00%
 Other Expenses.............................   0.09%
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT                  $601



20                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2006, the market capitalization range of the Index was between approximately $579 million and $371.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.


Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets. Principal may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PRINCIPAL VARIABLE CONTRACTS FUND                                      21
www.principal.com

INVESTOR PROFILE

The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.


NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


22                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44


"2003"28.32


"2004"10.39

                              The Account's highest/lowest quarterly returns
"2005"4.47                    during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2006 is 4.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX ACCOUNT .     4.47          0.18             -0.11
 S&P 500 Index ................     4.91          0.54              0.54
 Morningstar Large Blend
 Category Average..............     5.77          0.50              1.55
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees ................. .........   0.25%*
 Other Expenses .................. .........   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.28%
 *Effective January 1, 2006.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                          $29   $90   $157  $356



PRINCIPAL VARIABLE CONTRACTS FUND                                      23
www.principal.com

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


24                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      25
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.................   0.57%
 Other Expenses..................   0.01
                                    ----
   TOTAL ANNUAL ACCOUNT OPERATING
                         EXPENSES   0.58%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MIDCAP ACCOUNT                                                                            $59   $186  $324  $726



26                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      27
www.principal.com

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


28                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........     13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                     $94   $293  $509  $1,131



PRINCIPAL VARIABLE CONTRACTS FUND                                      29
www.principal.com

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


30                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      31
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........     10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fee .................. .........   1.05%
 Other Expense ................... .........   0.02
                                               ----
      TOTAL ANNUAL ACCOUNT OPERTING EXPENSES   1.07%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                      $109  $340  $590  $1,306



32                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


PRINCIPAL VARIABLE CONTRACTS FUND                                      33
www.principal.com

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


34                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15
 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.................   0.49%
 Other Expenses..................   0.12
                                    ----
   TOTAL ANNUAL ACCOUNT OPERATING
                         EXPENSES   0.61%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 MONEY MARKET ACCOUNT                                                                      $62   $195  $340  $762



PRINCIPAL VARIABLE CONTRACTS FUND                                      35
www.principal.com

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2010, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


36                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors expecting to retire around the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         38.8     LargeCap Stock Index        10.1
      Capital Value                 3.0     LargeCap Value               5.1
      Diversified International     5.6     Money Market                10.7
      Equity Income                 6.1     Real Estate Securities       8.5
      LargeCap Growth Equity        8.1     SmallCap                     4.0



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      37
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"5.7


LOGO

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '053.59%
                               LOWEST Q1 '05-1.64%


The year-to-date return as of March 31, 2006 is 3.76%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2010 ACCOUNT ......          5.70               11.41
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES

 Management Fees.......              0.12%
 Other Expenses........              0.08
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.20%
 Fee Reduction and/or
 Expense Reimbursement.              0.04
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.

 (expenses that are deducted from Account assets) as of December 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                         1     3     5    10
 PRINCIPAL LIFETIME 2010 ACCOUNT0                     $16   $59   $107  $250


38                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2020, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


PRINCIPAL VARIABLE CONTRACTS FUND                                      39
www.principal.com
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.


40                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         34.5     LargeCap Value              5.6
      Capital Value                 7.3     Real Estate Securities      8.8
      Diversified International     9.9     SmallCap                    2.0
      Equity Income                 6.1     SmallCap Growth             1.5
      LargeCap Growth Equity        5.9     SmallCap Value              1.5
      LargeCap Stock Index         16.9



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      41
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.77


LOGO

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '053.27%
                               LOWEST  Q1 '05  -1.60%


The year-to-date return as of March 31, 2006 is 5.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2020 ACCOUNT ......          6.77               13.26
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.......              0.12%
 Other Expenses........              0.04
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.16%
 Fee Reduction and/or
 Expense Reimbursement.              0.03
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                         1     3     5    10
 PRINCIPAL LIFETIME 2020 ACCOUNT                      $13   $47   $86   $201


42                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2030, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


PRINCIPAL VARIABLE CONTRACTS FUND                                      43
www.principal.com

SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.


44                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         24.8     LargeCap Value              9.0
      Capital Value                 5.0     Real Estate Securities      7.2
      Diversified International    10.2     SmallCap                    2.0
      Equity Income                 5.0     SmallCap Growth             2.0
      LargeCap Growth Equity       14.4     SmallCap Value              2.0
      LargeCap Stock Index         18.4



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      45
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.76


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  3.35%
                               LOWEST  Q1 '05  -1.59%


The year-to-date return as of March 31, 2006 is 5.02%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2030 ACCOUNT ......          6.76               13.23
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.......              0.12%
 Other Expenses........              0.26
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.38%
 Fee Reduction and/or
 Expense Reimbursement.              0.22
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                         1     3     5    10
 PRINCIPAL LIFETIME 2030 ACCOUNT                      $16   $92   $183  $451


46                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2040, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


PRINCIPAL VARIABLE CONTRACTS FUND                                      47
www.principal.com

SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


48                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         16.6     LargeCap Value              10.9
      Capital Value                 5.9     Real Estate Securities       4.8
      Diversified International    13.1     SmallCap                     3.5
      Equity Income                 2.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.0     SmallCap Value               2.5
      LargeCap Stock Index         21.5



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      49
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.27


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  3.95%
                               LOWEST Q1 '05-1.44%


The year-to-date return as of March 31, 2006 is 5.40%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2040 ACCOUNT ......          7.27               14.55
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.......              0.12%
 Other Expenses........              0.44
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.56%
 Fee Reduction and/or
 Expense Reimbursement.              0.43
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                         1     3     5    10
 PRINCIPAL LIFETIME 2040 ACCOUNT                      $13   $121  $255  $646



50                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2050, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.


PRINCIPAL VARIABLE CONTRACTS FUND                                      51
www.principal.com

SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.


52                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                          8.7     LargeCap Value              12.4
      Capital Value                 6.5     Real Estate Securities       2.1
      Diversified International    14.8     SmallCap                     4.0
      Equity Income                 2.0     SmallCap Growth              3.0
      LargeCap Growth Equity       18.8     SmallCap Value               3.0
      LargeCap Stock Index         24.7



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      53
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.56


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  4.41%
                               LOWEST Q1 '05-1.33%


The year-to-date return as of March 31, 2006 is 5.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2050 ACCOUNT ......          7.56               14.75
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Large Blend Category
 Average ..............................          5.77               12.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.......              0.12%
 Other Expenses........              0.99
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              1.11%
 Fee Reduction and/or
 Expense Reimbursement.              0.99
                                     ----
           NET EXPENSES              0.12%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.12% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                         1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                      $12   $220  $482  $1,232


54                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PRINCIPAL VARIABLE CONTRACTS FUND                                      55
www.principal.com

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         41.7     LargeCap Stock Index         5.5
      Capital Value                 1.5     LargeCap Value               3.0
      Diversified International     3.4     Money Market                23.4
      Equity Income                 6.2     Real Estate Securities       9.3
      LargeCap Growth Equity        4.0     SmallCap                     2.0



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


56                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"4.96


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '05  3.87%
                               LOWEST Q1 '05-1.78%


The year-to-date return as of March 31, 2006 is 3.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT ..............................          4.96                9.57
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES

 Management Fees.......              0.12%
 Other Expenses........              0.15
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.27%
 Fee Reduction and/or
 Expense Reimbursement.              0.13
                                     ----
           NET EXPENSES              0.14%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.14% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                                       1     3     5    10
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT                                            $14   $69   $134  $326


PRINCIPAL VARIABLE CONTRACTS FUND                                      57
www.principal.com

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity
REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


58                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      59
www.principal.com

Principal REI has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53

                              The Account's highest/lowest quarterly returns
"2005"15.85                   during this
                              time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2006 is 16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES ACCOUNT     15.85        20.46             15.23
 MSCI US REIT Index ...........     12.52        18.80             12.60
 Morningstar Specialty - Real
 Estate Category Average ......     11.59        18.58             12.68
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees............................   0.88%
 Other Expenses.............................   0.01
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.89%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $91   $284  $493  $1,096



60                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SHORT-TERM BOND ACCOUNT F/K/A LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of Principal, the Sub-Advisor, regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


PRINCIPAL VARIABLE CONTRACTS FUND                                      61
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.


62                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Hedging through use of futures, options, swaps and other derivative instruments may not always be successful; the value of these derivative instruments can be highly volatile; using them could lower the Account's total return; and the potential loss from the use of futures can exceed the Account's initial investment in such contracts.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


PRINCIPAL VARIABLE CONTRACTS FUND                                      63
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8


                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2006 is 0.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 SHORT-TERM BOND ACCOUNT ....................     1.80             1.46
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index ......................................     1.44             1.87
 Morningstar Short-Term Bond Category Average     1.43             1.64
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2003).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees......................................   0.50%
 Other Expenses.......................................   0.07
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5    10
 SHORT-TERM BOND ACCOUNT                                                               $58   $183  $318  $714



64                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of March 31, 2006, this range was between approximately $23 million and $5.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      65
www.principal.com

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 125.8%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.




66                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82


"2005 "7.04                    The Account's highest/lowest quarterly returns
                               during this
                               time period were:
                                HIGHESTQ2 '9926.75%
 LOGO                           LOWESTQ3 '01-25.61%

 The year-to-date return as of March 31, 2006 is 11.13%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .............     7.04          5.51             3.66
 Russell 2000 Index ...........     4.55          8.22             5.77
 Morningstar Small Blend
 Category Average..............     6.62          9.89             8.23
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees............................   0.85%
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP ACCOUNT                                                                                      $488



PRINCIPAL VARIABLE CONTRACTS FUND                                      67
www.principal.com

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


68                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


PRINCIPAL VARIABLE CONTRACTS FUND                                      69
www.principal.com

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......     6.67        0.64               1.29
 Russell 2000 Growth Index ....     4.15            2.28           1.46
 Morningstar Small Growth
 Category Average..............     5.74            2.17           6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                          1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                               $107  $334  $579  $1,283



70                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $29 million and $4.2 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


PRINCIPAL VARIABLE CONTRACTS FUND                                      71
www.principal.com

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.


72                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08

                              The Account's highest/lowest quarterly returns
"2005"6.22                    during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '02  -17.74%
LOGO

The year-to-date return as of March 31, 2006 is 13.36%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT .......     6.22         13.78             12.31
 Russell 2000 Value Index .....     4.71         13.55              9.19
 Morningstar Small Value
 Category Average..............     6.13         13.50              9.60
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 Management Fees.................              1.09%
 Other Expenses..................              0.04
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.13%

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                    $115  $359  $622  $1,375



PRINCIPAL VARIABLE CONTRACTS FUND                                      73
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


74                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Bond, MidCap Value and Short-Term Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


PRINCIPAL VARIABLE CONTRACTS FUND                                      75
www.principal.com

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


76                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Diversified International Account may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


PRINCIPAL VARIABLE CONTRACTS FUND                                      77
www.principal.com

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


78                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Growth Equity and LargeCap Stock Index Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in shares of the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      79
www.principal.com

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


80                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Principal LifeTime 2010              Doug Loeffler
           Principal LifeTime 2020              Doug Loeffler
           Principal LifeTime 2030              Doug Loeffler
           Principal LifeTime 2040              Doug Loeffler
           Principal LifeTime 2050              Doug Loeffler
           Principal LifeTime Strategic Income  Doug Loeffler




DOUG LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Loeffler shares responsibility for the day-today management of the LifeTime Accounts with Mr. Laschanzky, a portfolio manager representing Principal. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


PRINCIPAL VARIABLE CONTRACTS FUND                                      81
www.principal.com

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.





82                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Sam Wilderman



Day-to-day management of the LargeCap Growth Equity Account is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Account's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Account is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Account's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Account's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of shares of the Account by the Division's senior member. SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


PRINCIPAL VARIABLE CONTRACTS FUND                                      83
www.principal.com

SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin




RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


84                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick



S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Bond                                 William C. Armstrong
                                                Timothy R. Warrick
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Government & High Quality Bond       Brad Fredericks
                                                Lisa Stange
           LargeCap Stock Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap                               K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer




PRINCIPAL VARIABLE CONTRACTS FUND                                      85
www.principal.com

WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at Principal. he is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined Principal in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at Principal. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfoio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Laschanzky shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Loeffler, a portfolio manager representing the Manager. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Accounts' strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


86                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MARIATERESA MONACO. . Ms. Monaco is an portfolio manager at Principal. She serves as portfolio manager for the firm's small-cap growth and index portfiols and as a member of the firm's asset allocation policy group. Prior to joining Principal in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


PRINCIPAL VARIABLE CONTRACTS FUND                                      87
www.principal.com

SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


88                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor. Principal is the sub-advisor for the Equity Income Account. Day-to-day management decisions concerning a portion of the Equity Income Account's portfolio are made by Principal Real Estate Investors LLC ("Principal - REI"), and Spectrum each of which serves as sub-sub-advisor.


See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Account for a description of the firm and the individual who serves as portfolio manager.
SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.

SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


PRINCIPAL VARIABLE CONTRACTS FUND                                      89
www.principal.com

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Bond                       0.45%  Principal LifeTime 2010          0.12%
      Capital Value              0.60%  Principal LifeTime 2020          0.12%
      Diversified International  0.85%  Principal LifeTime 2030          0.12%
      Government & High Quality         Principal LifeTime 2040
      Bond                       0.44%                                   0.12%
      LargeCap Growth Equity     1.00%  Principal LifeTime 2050          0.12%
      LargeCap Stock Index              Principal LifeTime Strategic
                                 0.35%  Income                           0.12%
      MidCap                     0.57%  Real Estate Securities           0.88%
      MidCap Growth              0.90%  Short-Term Bond                  0.50%
      MidCap Value               1.05%  SmallCap                         0.85%
      Money Market               0.49%  SmallCap Growth                  1.00%
                                        SmallCap Value                   1.09%



FEES PAID TO THE SUB-ADVISOR
The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Bond                       0.10%  Principal LifeTime 2010          0.04%
      Capital Value              0.14%  Principal LifeTime 2020          0.04%
      Diversified International  0.10%  Principal LifeTime 2030          0.04%
      Government & High Quality         Principal LifeTime 2040
      Bond                       0.10%                                   0.04%
      LargeCap Growth Equity     0.38%  Principal LifeTime 2050          0.04%
      LargeCap Stock Index              Principal LifeTime Strategic
                                 0.01%  Income                           0.04%
      MidCap                     0.14%  Real Estate Securities           0.54%
      MidCap Growth              0.36%  Short-Term Bond                  0.10%
      MidCap Value               0.46%  SmallCap                         0.19%
      Money Market               0.07%  SmallCap Growth                  0.54%
                                        SmallCap Value                   0.49%



The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will


90                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The LargeCap Growth Equity, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.


PRINCIPAL VARIABLE CONTRACTS FUND                                      91
www.principal.com

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


92                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


PRINCIPAL VARIABLE CONTRACTS FUND                                      93
www.principal.com

RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.


94                                      PRINCIPAL VARIABLE CONTRACTS FUND

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(c)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(d)/    0.97%/(e)/    0.93%/(e)/    0.93%/(e)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(B)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64        $11.77        $12.00        $11.58        $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44          0.44          0.45          0.43          0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)        (0.04)        (0.24)         0.55          0.32
  ----                                   -----         -----          ----          ----
 Total From Investment
            Operations      0.23          0.40          0.21          0.98          0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)        (0.53)        (0.44)        (0.52)        (0.68)
 Distributions from
  Realized Gains......        --            --            --         (0.04)           --
   ----                                                              -----
   Total Dividends and
         Distributions     (0.51)        (0.53)        (0.44)        (0.56)        (0.68)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $11.36        $11.64        $11.77        $12.00        $11.58
                          ======        ======        ======        ======        ======
Total Return /(c)/ ...      2.01%         3.56%         1.84%         8.80%         7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047      $334,034      $368,564      $342,001      $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%         0.44%         0.44%         0.47%         0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%         3.82%         3.83%         4.87%         5.63%
 Portfolio Turnover
  Rate................     262.1%         67.2%        110.4%         33.8%         45.9%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(c) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60      $4.47         $3.63        $5.44        $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01       0.01            --        (0.02)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16       0.13          0.84        (1.79)       (2.31)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.17       0.14          0.84        (1.81)       (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
   Total Dividends and
         Distributions     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
Net Asset Value, End
 of Period............     $4.76      $4.60         $4.47        $3.63        $5.44
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      3.63%      3.16%        23.14%      (33.27)%     (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912    $31,179       $24,677       $5,572       $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%      1.04%         1.16%        1.05%        1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       1.05%/(d)/    1.19%/(d)/   1.09%/(d)/   1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%      0.28%        (0.13)%      (0.49)%      (0.62)%
 Portfolio Turnover
  Rate................      91.2%     141.8%         51.1%       183.8%       121.2%




                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35        $8.29        $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10         0.08         0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70        (1.94)       (1.23)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.39       0.84          1.80        (1.86)       (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)       (0.08)       (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)       (0.08)       (0.08)
   ----                               -----         -----        -----        -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06        $6.35        $8.29
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%      (22.44)%     (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638      $72,949      $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%        0.39%        0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.38%      0.37%         0.39%        0.39%        0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%        1.22%        1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%        15.1%        10.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(d) /Expense ratio without commission rebates.

..

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63      $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45        0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12        6.05          9.01         (3.08)        (1.50)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      3.57        6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)      (3.98)           --         (0.47)        (0.88)
   ----                    -----       -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)      (4.37)        (0.34)        (0.77)        (1.12)
                           -----       -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54      $39.63        $37.56        $28.54        $32.09
                          ======      ======        ======        ======        ======
Total Return /(a)/ ...      9.21%      17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812    $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%       0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.59%/(c)/    0.61%/(c)/    0.62%/(c)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%       1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%       38.9%         44.9%         67.9%         73.6%

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84       $8.80         $6.26         $8.49        $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      (0.03)        (0.03)        (0.04)        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37        1.07          2.57         (2.19)        (1.68)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      1.35        1.04          2.54         (2.23)        (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --            --         (0.24)
   ----                                                                          -----
   Total Dividends and
         Distributions        --          --            --            --         (0.24)
   ----                                                                          -----
Net Asset Value, End
 of Period............    $11.19       $9.84         $8.80         $6.26         $8.49
                          ======       =====         =====         =====         =====
Total Return /(a)/ ...     13.72%      11.82%        40.58%       (26.27)%      (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471     $59,674       $54,288       $21,934       $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.86%         0.91%         0.91%         0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.92%/(b)/    0.94%/(b)/    0.92%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%     (0.30)%       (0.39)%       (0.55)%       (0.66)%
 Portfolio Turnover
  Rate................      97.0%       47.7%         67.5%         43.1%         55.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13        $10.48        $11.68        $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02          0.01            --          0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10          3.81         (1.16)        (0.35)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.58       3.12          3.82         (1.16)        (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)        (0.01)           --         (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)        (0.16)        (0.04)        (0.54)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.39)     (1.87)        (0.17)        (0.04)        (0.55)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.57     $15.38        $14.13        $10.48        $11.68
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...     10.55%     22.67%        36.49%        (9.96)%       (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166       $52,054       $24,766       $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%         1.05%         1.04%         1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/    1.08%/(b)/    1.10%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%         0.11%         0.03%         0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%         55.5%         75.3%        208.8%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000        $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007         0.014         0.039
                           -----      -----         -----         -----         -----
 Total From Investment
            Operations     0.027      0.009         0.007         0.014         0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000        $1.000        $1.000
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%         1.42%         3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545      $201,455      $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%         1.40%         3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      0.82
                           ----      ----
 Total From Investment
            Operations     0.61      0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.09)
 Distributions from
  Realized Gains......    (0.07)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.37    $10.84
                         ======    ======
Total Return /(a)/ ...     5.70%     9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,930       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.16%     0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.20%    10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.22%     3.21%/(f)/
 Portfolio Turnover
  Rate................      4.3%      3.0%/(f)/

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75      0.93
                           ----      ----
 Total From Investment
            Operations     0.74      1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.09)
 Distributions from
  Realized Gains......    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.61    $10.97
                         ======    ======
Total Return /(a)/ ...     6.77%    10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,753       $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.13%     0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.16%     8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    3.65%/(f)/
 Portfolio Turnover
  Rate................      3.1%      2.6%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.97   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.73     0.76
                          ----     ----
 Total From Investment
            Operations    0.74     1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.63   $10.97
                        ======   ======
Total Return /(a)/ ...    6.76%   10.60%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,918     $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%    0.16%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    0.38%    2.14%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.08%    8.58%/(g)/
 Portfolio Turnover
  Rate................    11.5%     4.8%/(g)/

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79     0.99
                          ----     ----
 Total From Investment
            Operations    0.80     1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.82   $11.09
                        ======   ======
Total Return /(a)/ ...    7.27%   11.78%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,893     $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%    0.14%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (d)/    0.56%    1.47%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%    5.35%/(g)/
 Portfolio Turnover
  Rate................    18.2%     9.4%/(g)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and became a contractual limit on November 21, 2005.
/(e) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82     1.06
                          ----     ----
 Total From Investment
            Operations    0.83     1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.08)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.08)
                         -----    -----
Net Asset Value, End
 of Period............  $11.85   $11.09
                        ======   ======
Total Return /(a)/ ...    7.56%   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,160      $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.12%    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.11%    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%    3.04%/(f)/
 Portfolio Turnover
  Rate................     4.2%    13.0%/(f)/

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..  $10.68   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06     0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46     0.65
                          ----     ----
 Total From Investment
            Operations    0.52     0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.09)
 Distributions from
  Realized Gains......   (0.12)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.05   $10.68
                        ======   ======
Total Return /(a)/ ...    4.96%    7.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,463      $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(g)/ ..............    0.27%   10.09%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.60%    3.30%/(f)/
 Portfolio Turnover
  Rate................     8.4%     2.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and came to be contractual on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004      2003         2002      2001
                            ----       ----      ----         ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90    $11.24       $10.77    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39      0.49         0.35      0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66      3.87         0.48      0.47
                            ----       ----      ----         ----      ----
 Total From Investment
            Operations      2.79       5.05      4.36         0.83      0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)    (0.42)       (0.35)    (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)    (0.28)       (0.01)       --
  ----                     -----      -----     -----        -----
   Total Dividends and
         Distributions     (0.16)     (2.07)    (0.70)       (0.36)    (0.41)
                           -----      -----     -----        -----     -----
Net Asset Value, End
 of Period............    $20.51     $17.88    $14.90       $11.24    $10.77
                          ======     ======    ======       ======    ======
Total Return /(a)/ ...     15.85%     34.53%    38.91%        7.72%     8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022   $93,018      $46,358   $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%     0.91%        0.92%     0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%     0.92%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%     3.83%        3.99%     4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%     53.9%        54.4%     92.4%

                            2005       2004     2003/(D)/
                            ----       ----     ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............    $10.12      $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.33       0.25      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.15)     (0.12)    (0.05)
                           -----      -----     -----
 Total From Investment
            Operations      0.18       0.13      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        --     (0.09)
   ----                    -----                -----
   Total Dividends and
         Distributions     (0.19)        --     (0.09)
   ----                    -----                -----
Net Asset Value, End
 of Period............    $10.11     $10.12     $9.99
                          ======     ======     =====
Total Return /(a)/ ...      1.80%      1.30%     0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $83,822    $56,241   $20,552
 Ratio of Expenses to
  Average Net Assets..      0.57%      0.53%     0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....        --         --      0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.26%      2.53%     2.15%/(f)/
 Portfolio Turnover
  Rate................      74.3%      34.8%      5.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55      $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02         --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65       1.58         2.14        (2.20)        0.20
                           ----       ----         ----        -----         ----
 Total From Investment
            Operations     0.67       1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
   Total Dividends and
         Distributions       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
Net Asset Value, End
 of Period............   $10.22      $9.55        $7.97        $5.83        $8.03
                         ======      =====        =====        =====        =====
Total Return /(a)/ ...     7.04%     19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476    $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%      0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.86%/(b)/   0.95%/(b)/   0.97%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%      0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%     188.7%       162.9%       215.5%       154.5%

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $9.30      $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.07)     (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69       1.00         2.66        (4.81)       (4.89)
                           ----       ----         ----        -----        -----
 Total From Investment
            Operations     0.62       0.94         2.62        (4.86)       (4.99)
                           ----       ----         ----        -----        -----
Net Asset Value, End
 of Period............    $9.92      $9.30        $8.36        $5.74       $10.60
                          =====      =====        =====        =====       ======
Total Return /(a)/ ...     6.67%     11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,656    $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..     1.05%      0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........       --       1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%    (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................     68.2%      43.3%        54.1%       287.9%       152.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/ /

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83     $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96       3.37         5.14        (1.07)        0.60
                            ----       ----         ----        -----         ----
 Total From Investment
            Operations      1.03       3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)     (1.58)       (0.41)          --        (0.49)
  ----                     -----      -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)     (1.61)       (0.46)       (0.06)       (0.58)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61     $16.83       $15.04       $10.30       $11.37
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...      6.22%     23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035   $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%      1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%      0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%      38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

          Principal Variable Contracts Fund, Inc. SEC File 811-01944.


106                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                       SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                            ACCOUNTS OF THE FUND
                            --------------------
ASSET ALLOCATION ACCOUNT                MIDCAP ACCOUNT
BOND ACCOUNT                            MIDCAP GROWTH ACCOUNT
CAPITAL VALUE ACCOUNT                   MIDCAP VALUE ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT       MONEY MARKET ACCOUNT
EQUITY GROWTH ACCOUNT                   PRINCIPAL LIFETIME 2010 ACCOUNT
EQUITY INCOME ACCOUNT                   PRINCIPAL LIFETIME 2020 ACCOUNT
EQUITY VALUE ACCOUNT                    PRINCIPAL LIFETIME 2030 ACCOUNT
GOVERNMENT & HIGH QUALITY BOND ACCOUNT  PRINCIPAL LIFETIME 2040 ACCOUNT
 (previously Government Securities      PRINCIPAL LIFETIME 2050 ACCOUNT
    Account)
GROWTH ACCOUNT                          PRINCIPAL LIFETIME STRATEGIC INCOME
                                        ACCOUNT
INTERNATIONAL EMERGING MARKETS ACCOUNT  REAL ESTATE SECURITIES ACCOUNT
INTERNATIONAL SMALLCAP ACCOUNT          SHORT-TERM BOND ACCOUNT
LARGECAP BLEND ACCOUNT                   (previously Limited Term Bond Account)
LARGECAP STOCK INDEX ACCOUNT            SMALLCAP GROWTH ACCOUNT
LARGECAP VALUE ACCOUNT                  SMALLCAP VALUE ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Asset Allocation Account..............................................5

  Bond Account..........................................................8

  Capital Value Account.................................................12


  Diversified International Account.....................................15

  Equity Growth Account.................................................18

  Equity Income Account .................................................21

  Equity Value Account..................................................24


  Government & High Quality Bond Account
(f/k/a Government Securities Account)...................................27


  Growth Account........................................................31

  International Emerging Markets Account................................33

  International SmallCap Account........................................36

  LargeCap Blend Account................................................39

  LargeCap Stock Index Account..........................................42

  LargeCap Value Account................................................44


  MidCap Account........................................................46

  MidCap Growth Account.................................................49

  MidCap Value Account..................................................52

  Money Market Account..................................................55

  Principal LifeTime 2010 Account .......................................58

  Principal LifeTime 2020 Account.......................................61

  Principal LifeTime 2030 Account.......................................64

  Principal LifeTime 2040 Account.......................................67

  Principal LifeTime 2050 Account.......................................71

  Principal LifeTime Strategic Income Account...........................75

  Real Estate Securities Account ........................................78


  Short-Term Bond Account (f/k/a Limited Term Bond Account) .............81

  SmallCap Growth Account...............................................84

  SmallCap Value Account................................................87


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................90

PRICING OF ACCOUNT SHARES...............................................96

DIVIDENDS AND DISTRIBUTIONS.............................................97

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................97
  The Manager...........................................................97

  The Sub-Advisors......................................................97

  Duties of the Manager and Sub-Advisors................................110

  Fees Paid to the Manager..............................................110

  Fees Paid to the Sub-Advisor..........................................110


GENERAL INFORMATION ABOUT AN ACCOUNT....................................111
  Frequent Trading and Market-Timing (Abusive Trading Practices)........111

  Eligible Purchasers...................................................112

  Shareholder Rights....................................................112

  Non-Cumulative Voting.................................................113

  Purchase of Account Shares............................................113

  Sale of Account Shares................................................113

  Restricted Transfers..................................................114

  Financial Statements..................................................114


FINANCIAL HIGHLIGHTS....................................................114

ADDITIONAL INFORMATION..................................................129



2                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. AllianceBernstein L.P. ("AllianceBernstein")
.. American Century Investment Management, Inc. ("American Century")

.. Columbus Circle Investors ("CCI")*
.. Emerald Advisors, Inc. ("Emerald")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")

.. Morgan Stanley Investment Management Inc. ("MSIM Inc.") doing business as "Van
  Kampen"
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*

.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

  * CCI, Principal, Principal - REI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and


PRINCIPAL VARIABLE CONTRACTS FUND                                       3
www.principal.com

.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account's assets, Van Kampen assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, Van Kampen changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


Van Kampen does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:

.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


PRINCIPAL VARIABLE CONTRACTS FUND                                       5
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


6                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Van Kampen has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.92

"1997"18.19


"1998"9.18


"1999"19.49


"2000"1.61


"2001"-3.92


"2002"-12.94


"2003"21.61


"2004"8.49

                              The Account's highest/lowest quarterly returns
"2005"5.79                    during this
                              time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of March 31, 2006 is 3.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             5.79         3.14          7.52               8.25
 S&P 500 Index ........      4.91         0.54          9.07              11.02
 Lehman Brothers
 Aggregate Bond Index .      2.43         5.87          6.17               6.92
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     13.54         4.56          5.84               6.03
 Morningstar Moderate
 Allocation Category
 Average ..............      5.29         2.93          7.35               8.55
 Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.80%
 Other Expenses...................   0.06
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.86%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                      $88   $274  $477  $1,061




PRINCIPAL VARIABLE CONTRACTS FUND                                       7
www.principal.com

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2005, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

57.40% in securities      15.45% in securities       0.62% in securities rated
rated Aaa                 rated Baa                  Caa
5.59% in securities       3.66% in securities rated  0.04% in securities rated
rated Aa                  Ba                         Ca
13.12% in securities      4.11% in securities rated  0.01% in securities rated
rated A                   B                          C




The above percentages for A&B rated securities include 0.08% and 0.06% respectively, of unrated securities which have been determined by the Manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


8                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


PRINCIPAL VARIABLE CONTRACTS FUND                                       9
www.principal.com

DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


10                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591




PRINCIPAL VARIABLE CONTRACTS FUND                                      11
www.principal.com

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


12                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


PRINCIPAL VARIABLE CONTRACTS FUND                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




14                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more


PRINCIPAL VARIABLE CONTRACTS FUND                                      15
www.principal.com
volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


16                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


PRINCIPAL VARIABLE CONTRACTS FUND                                      17
www.principal.com
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190




18                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of March 31, 2006, this range was between approximately $952 million and $368.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's


PRINCIPAL VARIABLE CONTRACTS FUND                                      19
www.principal.com
portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed an Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 51.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


20                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"28.05

"1997"30.86


"1998"18.95


"1999"39.5


"2000"-11.71


"2001"-14.86


"2002"-27.72


"2003"25.95


"2004"9.33

                              The Account's highest/lowest quarterly returns
"2005"7.55                    during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of March 31, 2006 is 1.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            7.55         -1.84          8.39              10.89
 Russell 1000 Growth
 Index.................     5.26         -3.58          6.73               9.20
 Morningstar Large
 Growth Category
 Average ..............     6.46         -3.36          6.95               9.09
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.76%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                         $79   $246  $428  $954




PRINCIPAL VARIABLE CONTRACTS FUND                                      21
www.principal.com

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. The Account may invest up to 25% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the



22                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      23
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"2.29

"2000"19.18


"2001"-27.7


"2002"-12.61


"2003"13.83


"2004"17.6

                              The Account's highest/lowest quarterly returns
"2005"8.67                    during this
                              time period were:
                               HIGHESTQ3 '0018.18%
                               LOWEST Q3 '01-16.65%
LOGO

The year-to-date return as of March 31, 2006 is 7.04%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT ........
                                    8.67         -1.67             3.40
 Russell 1000 Value Index .....     7.05          5.28             5.69
 Morningstar Moderate
 Allocation Category Average ..     5.29          2.93             4.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.60%
 Other Expenses.............................   0.06
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.66%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY INCOME ACCOUNT                                                                         $67   $211  $368  $822




24                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

EQUITY VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets in securities of companies with market capitalizations similar to companies in the Russell 1000/(R) /Value Index (as of March 31, 2006, this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century/(R)/, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Advisor attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their price has increased to, or is higher than, a level the Sub-Advisor believes more accurately reflects the irfair value. American Century may sell stocks from the Account's portfolio if it believes a stock no longer meets its valuation criteria.


Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Advisor looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase.


American Century/(R)/ does not attempt to time the market. Instead, under normal market conditions, it intends to keep at least 80% of the Account's assets in U.S. equity securities. Equity securities include common stock, preferred stock, and equity-equivalent securities (such as securities convertible into common stock) stock futures contracts or stock index futures contracts.


Futures contracts, a type of derivative security, can help the Account's cash assets remain liquid while performing more like stocks. The Sub-Advisor has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.


When the Sub-Advisor believes it is prudent, the Account may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies and other similar securities.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. The Account may actively trade securities in an attempt to achieve its investment objective.


In the event of exceptional market or economic conditions, the Account may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PRINCIPAL VARIABLE CONTRACTS FUND                                      25
www.principal.com

INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 26.7%.



TEMPORARY DEFENSIVE STRATEGIES . To the extent the Account assumes a defensive position, the Account may succeed in avoiding losses but it will not be pursuing its objective of capital growth and may fail to achieve its investment objective.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.


26                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

American Century has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"3.78


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05    2.73%
                               LOWEST  Q1 '05   -1.07%


The year-to-date return as of March 31, 2006 is 3.75%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 EQUITY VALUE ACCOUNT .................
                                                 3.78               11.46
 Russell 1000 Value Index .............          7.05               14.65
 Morningstar Large Value Category
 Average ..............................          5.88               12.75
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......             0.85%
 Other Expenses........             0.29
                                    ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES             1.14%
 Fee Reduction and/or
 Expense Reimbursement.             0.09
                                    ----
           NET EXPENSES             1.05%
  The Manager has contractually agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.05% through April 30,
  2007. The Manager may not continue this arrangement after April 30, 2007.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


PRINCIPAL VARIABLE CONTRACTS FUND                                      27
www.principal.com
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                              NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                       1     3     5      10
 EQUITY VALUE ACCOUNT                               $107  $350  $616  $1,375




28                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


PRINCIPAL VARIABLE CONTRACTS FUND                                      29
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


30                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


PRINCIPAL VARIABLE CONTRACTS FUND                                      31
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




32                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2006 this range was between approximately $952 million and $368.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


PRINCIPAL VARIABLE CONTRACTS FUND                                      33
www.principal.com

CCI became the Sub-Advisor to the Account on January 5, 2005.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.51

"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38

                              The Account's highest/lowest quarterly returns
"2005"12.09                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2006 is 4.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            12.09        -3.91          4.04              5.97
 Russell 1000 Growth
 Index.................      5.26        -3.58          6.73              9.27
 Morningstar Large
 Growth Category
 Average ..............      6.46        -3.36          6.95              9.05
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (May 2,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.62%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 GROWTH ACCOUNT                                                                                $63   $199  $346  $774




34                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or

.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect


PRINCIPAL VARIABLE CONTRACTS FUND                                      35
www.principal.com
against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 169.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


36                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24

"2002"-7.63


"2003"57.2


"2004"24.89

                              The Account's highest/lowest quarterly returns
"2005"34.29                   during this
                              time period were:
                               HIGHESTQ4 '0126.63%
                               LOWEST Q3 '01-23.90%
LOGO

The year-to-date return as of March 31, 2006 is 15.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                            PAST 1 YEAR        PAST 5 YEARS          LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT......         34.29              18.45                   16.31
 MSCI Emerging Markets
 Free Index - NDTR/(1)/        34.00              19.08                   18.64
 MSCI Emerging Markets
 Free Index - ID ......        30.31              16.23                   14.18
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............        31.64              18.59                   16.26
  Index performance
  does not reflect
  deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (October 24,
  2000).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance.
  The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.25%
 Other Expenses.............................   0.35
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.60%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


PRINCIPAL VARIABLE CONTRACTS FUND                                      37
www.principal.com
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $163  $505  $871  $1,900




38                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of

March 31, 2006 this range was between approximately $3.3 million and $26.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller


PRINCIPAL VARIABLE CONTRACTS FUND                                      39
www.principal.com
capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 132.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


40                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81

"2000"-11.5


"2001"-21.85


"2002"-16.2


"2003"54.15


"2004"30.2

                              The Account's highest/lowest quarterly returns
"2005"29.12                   during this
                              time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of March 31, 2006 is 15.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT
    ...........................     29.12        11.16             13.32
 Citigroup Extended Market
 Index (EMI) World ex US ......     11.70         4.32              9.36
 Morningstar Foreign Small/Mid
 Growth Category Average ......     24.79         8.46             12.37
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.19%
 Other Expenses.............................   0.14
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                            $135  $421  $729  $1,601




PRINCIPAL VARIABLE CONTRACTS FUND                                      41
www.principal.com

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of March 31, 2006 this range was between approximately $579 million and $371.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


42                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


PRINCIPAL VARIABLE CONTRACTS FUND                                      43
www.principal.com

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76

"2004"10.36


"2005"4.74                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.07%
LOGO                           LOWEST  Q1 '03  -3.91%


The year-to-date return as of March 31, 2006 is 4.21%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT.....................      4.74             5.31
 S&P 500 Index ..............................     4.91             5.99
 Morningstar Large Blend Category Average ...     5.77             5.57
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.03
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.78%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1     3     5    10
 LARGECAP BLEND ACCOUNT                                                                      $80   $249  $433  $966




44                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2006, the market capitalization range of the Index was between approximately $579 million and $371.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets. Principal may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PRINCIPAL VARIABLE CONTRACTS FUND                                      45
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


46                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44


"2003"28.32


"2004"10.39

                              The Account's highest/lowest quarterly returns
"2005"4.47                    during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2006 is 4.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX ACCOUNT .
                                    4.47          0.18             -0.11
 S&P 500 Index ................     4.91          0.54              0.54
 Morningstar Large Blend
 Category Average..............     5.77          0.50              1.55
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.25%*
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.28%
 *Effective January 1, 2006.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                              $29   $90   $157  $356




PRINCIPAL VARIABLE CONTRACTS FUND                                      47
www.principal.com

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $387.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


48                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

AllianceBernstein has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05

"2004"13.09


"2005"5.44                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  16.19%
LOGO                           LOWEST  Q1 '03  -5.04%


The year-to-date return as of March 31, 2006 is 5.20%.



AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT......................     5.44             7.63
 Russell 1000 Value Index ...................     7.05             8.81
 Morningstar Large Value Category Average ...     5.88             6.76
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.02
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP VALUE ACCOUNT                                                                    $79   $246  $428  $954




PRINCIPAL VARIABLE CONTRACTS FUND                                      49
www.principal.com

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


50                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      51
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726




52                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


PRINCIPAL VARIABLE CONTRACTS FUND                                      53
www.principal.com
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


54                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........
                                    13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                         $94   $293  $509  $1,131




PRINCIPAL VARIABLE CONTRACTS FUND                                      55
www.principal.com

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


56                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      57
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........
                                    10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.05%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                          $109  $340  $590  $1,306




58                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


PRINCIPAL VARIABLE CONTRACTS FUND                                      59
www.principal.com

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


60                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




PRINCIPAL VARIABLE CONTRACTS FUND                                      61
www.principal.com

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2010, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


62                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Account may be an appropriate investment for investors expecting to retire around the year 2010.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         38.8     LargeCap Stock Index        10.1
      Capital Value                 3.0     LargeCap Value               5.1
      Diversified International     5.6     Money Market                10.7
      Equity Income                 6.1     Real Estate Securities       8.5
      LargeCap Growth Equity        8.1     SmallCap                     4.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      63
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"5.7


LOGO

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '053.59%
                               LOWEST Q1 '05-1.64%


The year-to-date return as of March 31, 2006 is 3.76%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2010 ACCOUNT ......
                                                 5.70               11.41
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees.......              0.12%
 Other Expenses........              0.08
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.20%
 Fee Reduction and/or
 Expense Reimbursement.              0.04
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the


64                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
 operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                                $16   $59   $107  $250




PRINCIPAL VARIABLE CONTRACTS FUND                                      65
www.principal.com

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2020, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS

The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


66                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         34.5     LargeCap Value              5.6
      Capital Value                 7.3     Real Estate Securities      8.8
      Diversified International     9.9     SmallCap                    2.0
      Equity Income                 6.1     SmallCap Growth             1.5
      LargeCap Growth Equity        5.9     SmallCap Value              1.5
      LargeCap Stock Index         16.9





PRINCIPAL VARIABLE CONTRACTS FUND                                      67
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.77


LOGO

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '053.27%
                               LOWEST  Q1 '05  -1.60%


The year-to-date return as of March 31, 2006 is 5.00%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2020 ACCOUNT ......
                                                 6.77               13.26
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.04
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.16%
 Fee Reduction and/or
 Expense Reimbursement.              0.03
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



68                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2020 ACCOUNT                          $13   $47   $86   $201




PRINCIPAL VARIABLE CONTRACTS FUND                                      69
www.principal.com

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2030, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS

The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


70                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         24.8     LargeCap Value              9.0
      Capital Value                 5.0     Real Estate Securities      7.2
      Diversified International    10.2     SmallCap                    2.0
      Equity Income                 5.0     SmallCap Growth             2.0
      LargeCap Growth Equity       14.4     SmallCap Value              2.0
      LargeCap Stock Index         18.4





PRINCIPAL VARIABLE CONTRACTS FUND                                      71
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.76


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  3.35%
                               LOWEST  Q1 '05  -1.59%


The year-to-date return as of March 31, 2006 is 5.02%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2030 ACCOUNT ......
                                                 6.76               13.23
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.26
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.38%
 Fee Reduction and/or
 Expense Reimbursement.              0.22
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



72                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2030 ACCOUNT                          $16   $92   $183  $451




PRINCIPAL VARIABLE CONTRACTS FUND                                      73
www.principal.com

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2040, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies


74                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.).
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PRINCIPAL VARIABLE CONTRACTS FUND                                      75
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         16.6     LargeCap Value              10.9
      Capital Value                 5.9     Real Estate Securities       4.8
      Diversified International    13.1     SmallCap                     3.5
      Equity Income                 2.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.0     SmallCap Value               2.5
      LargeCap Stock Index         21.5




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.27


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  3.95%
                               LOWEST Q1 '05-1.44%


The year-to-date return as of March 31, 2006 is 5.40%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2040 ACCOUNT ......
                                                 7.27               14.55
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).



76                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.44
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.56%
 Fee Reduction and/or
 Expense Reimbursement.              0.43
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2040 ACCOUNT                          $13   $121  $255  $646




PRINCIPAL VARIABLE CONTRACTS FUND                                      77
www.principal.com

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2050, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


78                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.).
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.


PRINCIPAL VARIABLE CONTRACTS FUND                                      79
www.principal.com

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                          8.7     LargeCap Value              12.4
      Capital Value                 6.5     Real Estate Securities       2.1
      Diversified International    14.8     SmallCap                     4.0
      Equity Income                 2.0     SmallCap Growth              3.0
      LargeCap Growth Equity       18.8     SmallCap Value               3.0
      LargeCap Stock Index         24.7




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.56


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  4.41%
                               LOWEST Q1 '05-1.33%


The year-to-date return as of March 31, 2006 is 5.69%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2050 ACCOUNT ......
                                                 7.56               14.75
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Large Blend Category
 Average ..............................          5.77               12.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)


80                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.99
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              1.11%
 Fee Reduction and/or
 Expense Reimbursement.              0.99
                                     ----
           NET EXPENSES              0.12%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.12% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                          $12   $220  $482  $1,232




PRINCIPAL VARIABLE CONTRACTS FUND                                      81
www.principal.com

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


82                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         41.7     LargeCap Stock Index         5.5
      Capital Value                 1.5     LargeCap Value               3.0
      Diversified International     3.4     Money Market                23.4
      Equity Income                 6.2     Real Estate Securities       9.3
      LargeCap Growth Equity        4.0     SmallCap                     2.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"4.96


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '05  3.87%
                               LOWEST Q1 '05-1.78%


The year-to-date return as of March 31, 2006 is 3.00%.




PRINCIPAL VARIABLE CONTRACTS FUND                                      83
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT ..............................
                                                 4.96                9.57
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)


 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees.......              0.12%
 Other Expenses........              0.15
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.27%
 Fee Reduction and/or
 Expense Reimbursement.              0.13
                                     ----
           NET EXPENSES              0.14%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.14% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                           1     3     5    10
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT                                                $14   $69   $134  $326




84                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


PRINCIPAL VARIABLE CONTRACTS FUND                                      85
www.principal.com

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


86                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal REI has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53

                              The Account's highest/lowest quarterly returns
"2005"15.85                   during this
                              time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2006 is 16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES ACCOUNT     15.85        20.46             15.23
 MSCI US REIT Index ...........     12.52        18.80             12.60
 Morningstar Specialty - Real
 Estate Category Average ......     11.59        18.58             12.68
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.88%
 Other Expenses.............................   0.01
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.89%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $91   $284  $493  $1,096




PRINCIPAL VARIABLE CONTRACTS FUND                                      87
www.principal.com

SHORT-TERM BOND ACCOUNT F/K/A LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of Principal, the Sub-Advisor, regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


88                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub--


PRINCIPAL VARIABLE CONTRACTS FUND                                      89
www.principal.com

Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.





90                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8


                               The Account's highest/lowest quarterly returns
 LOGO                          during this
                               time period were:
                                HIGHEST Q1 '04  1.50%
                                LOWEST Q2 '04  -1.58%

 The year-to-date return as of March 31, 2006 is 0.28%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 SHORT-TERM BOND ACCOUNT ....................     1.80             1.46
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index ......................................     1.44             1.87
 Morningstar Short-Term Bond Category Average     1.43             1.64
  Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2003).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.50%
 Other Expenses.......................................   0.07
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 SHORT-TERM BOND ACCOUNT                                                                   $58   $183  $318  $714




PRINCIPAL VARIABLE CONTRACTS FUND                                      91
www.principal.com

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


92                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


PRINCIPAL VARIABLE CONTRACTS FUND                                      93
www.principal.com

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......
                                    6.67         -8.64             1.29
 Russell 2000 Growth Index ....     4.15          2.28             1.46
 Morningstar Small Growth
 Category Average..............     5.74          2.17             6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                                   $107  $334  $579  $1,283




94                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $29 million and $4.2 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


PRINCIPAL VARIABLE CONTRACTS FUND                                      95
www.principal.com

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.


96                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08

                              The Account's highest/lowest quarterly returns
"2005"6.22                    during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '02  -17.74%
LOGO

The year-to-date return as of March 31, 2006 is 13.36%.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT .......
                                    6.22         13.78             12.31
 Russell 2000 Value Index .....     4.71         13.55              9.19
 Morningstar Small Value
 Category Average..............     6.13         13.50              9.60
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.09%
 Other Expenses.............................   0.04
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.13%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                        $115  $359  $622  $1,375




PRINCIPAL VARIABLE CONTRACTS FUND                                      97
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the


98                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Asset Allocation, Bond, MidCap Value and Short-Term Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high


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yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


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.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad,


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changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, Equity Value, LargeCap Blend, LargeCap Stock Index and LargeCap Value Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their


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larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in shares of the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


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Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


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DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Principal LifeTime 2010              Doug Loeffler
           Principal LifeTime 2020              Doug Loeffler
           Principal LifeTime 2030              Doug Loeffler
           Principal LifeTime 2040              Doug Loeffler
           Principal LifeTime 2050              Doug Loeffler
           Principal LifeTime Strategic Income  Doug Loeffler





DOUG LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Loeffler shares responsibility for the day-today management of the LifeTime Accounts with Mr. Laschanzky, a portfolio manager representing Principal. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


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SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein"). As of December 31,
         2005, AllianceBernstein managed $579 billion in assets.
         AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.


The management of and investment decisions for the Account's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Account's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   Marilyn Fedak
                            John Mahedy
                            Chris Marx
                            John Phillips





MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2005, American Century managed $100.9 billion in assets.





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The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Value                 Brendan Healy, CFA
                                        Mark Mallon, CFA
                                        Charles A. Ritter, CFA




BRENDAN HEALY, CFA . Mr. Healy, Portfolio Manager, has been a member of the team that manages Large Company Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



MARK MALLON, CFA . Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth


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


         individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




108                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin





RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


PRINCIPAL VARIABLE CONTRACTS FUND                                     109
www.principal.com

SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York, 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies, had approximately $434.0 billion in asset under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is co-head of Morgan Stanley's Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick



The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.


S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


110                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Bond                                 William C. Armstrong
                                                Timothy R. Warrick
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Equity Income                        Dirk Laschanzky
           Government & High Quality Bond       Brad Fredericks
                                                Lisa Stange
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap                               K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer






WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at Principal. he is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined Principal in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He


PRINCIPAL VARIABLE CONTRACTS FUND                                     111
www.principal.com
has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at Principal. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfoio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Laschanzky shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Loeffler, a portfolio manager representing the Manager. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Accounts' strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an portfolio manager at Principal. She serves as portfolio manager for the firm's small-cap growth and index portfiols and as a member of the firm's asset allocation policy group. Prior to joining Principal in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of



112                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


PRINCIPAL VARIABLE CONTRACTS FUND                                     113
www.principal.com

SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


114                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


PRINCIPAL VARIABLE CONTRACTS FUND                                     115
www.principal.com

Principal is the sub-advisor for the Equity Income Account. Day-to-day management decisions concerning a portion of the Equity Income Account's portfolio are made by Principal Real Estate Investors LLC ("Principal - REI"), and Spectrum each of which serves as sub-sub-advisor.


See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Account for a description of the firm and the individual who serves as portfolio manager.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



FERNANDO DIAZ. . Mr. Diaz is a vice president and assistant portfolio manager for Spectrum. Prior to joining Spectrum in 2000, Mr. Diaz was head of preferred trading at Spear, Leeds & Kellogg and Pershing, a division of DLJ, where he initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



116                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.



JOSEPH J. URCIUOLI. . Mr. Urciuoli is a senior vice president and director of research for Spectrum and is responsible for all credit research supporting the client portfolios. He is also a portfolio manager. He joined Spectrum in 1998 from Presidential Life Insurance Company where he served as a fixed income analyst and assistant portfolio manager of a $2 billion portfolio. Mr. Urciuoli earned an MBA in Finance and a Bachelor's degree in finance from Long Island University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Asset Allocation          0.80%   MidCap                          0.57%
      Bond                      0.45%   MidCap Growth                   0.90%
      Capital Value             0.60%   MidCap Value                    1.05%
      Diversified                       Money Market
      International             0.85%                                   0.49%
      Equity Growth             0.76%   Principal LifeTime 2010         0.12%
      Equity Income             0.60%   Principal LifeTime 2020         0.12%
      Equity Value              0.85%   Principal LifeTime 2030         0.12%
      Government & High                 Principal LifeTime 2040
      Quality Bond              0.44%                                   0.12%
      Growth                    0.60%   Principal LifeTime 2050         0.12%
      International Emerging            Principal LifeTime Strategic
      Markets                   1.25%   Income                          0.12%
      International SmallCap    1.19%   Real Estate Securities          0.88%
      LargeCap Blend            0.75%   Short-Term Bond                 0.50%
      LargeCap Stock Index      0.35%   SmallCap Growth                 1.00%
      LargeCap Value            0.75%   SmallCap Value                  1.09%




FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Asset Allocation          0.36%   MidCap                          0.14%
      Bond                      0.10%   MidCap Growth                   0.36%
      Capital Value             0.14%   MidCap Value                    0.46%
      Diversified                       Money Market
      International             0.10%                                   0.07%
      Equity Growth             0.34%   Principal LifeTime 2010         0.04%
      Equity Income             0.17%   Principal LifeTime 2020         0.04%
      Equity Value              0.40%   Principal LifeTime 2030         0.04%
      Government & High                 Principal LifeTime 2040
      Quality Bond              0.10%                                   0.04%
      Growth                    0.13%   Principal LifeTime 2050         0.04%
      International Emerging            Principal LifeTime Strategic
      Markets                   0.48%   Income                          0.04%
      International SmallCap    0.48%   Real Estate Securities          0.54%
      LargeCap Blend            0.30%   Short-Term Bond                 0.10%
      LargeCap Stock Index      0.01%   SmallCap Growth                 0.54%
      LargeCap Value            0.21%   SmallCap Value                  0.49%





PRINCIPAL VARIABLE CONTRACTS FUND                                     117
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


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


118                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


PRINCIPAL VARIABLE CONTRACTS FUND                                     119
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

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


120                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


PRINCIPAL VARIABLE CONTRACTS FUND                                     121
www.principal.com
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.28     $11.70      $9.82     $11.28      $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.14       0.15       0.20        0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.82       1.92      (1.66)      (0.71)
                            ----       ----       ----      -----       -----
 Total From Investment
            Operations      0.70       0.96       2.07      (1.46)      (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)     (0.38)     (0.19)        --       (0.24)
 Distributions from
  Realized Gains......        --         --         --         --       (0.03)
   ----                                                                 -----
   Total Dividends and
         Distributions     (0.20)     (0.38)     (0.19)        --       (0.27)
   ----                    -----      -----      -----                  -----
Net Asset Value, End
 of Period............    $12.78     $12.28     $11.70      $9.82      $11.28
                          ======     ======     ======      =====      ======
Total Return /(a)/ ...      5.79%      8.49%     21.61%    (12.94)%     (3.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $100,637   $103,131    $98,006    $82,409    $101,904
 Ratio of Expenses to
  Average Net Assets..      0.86%      0.84%      0.85%      0.84%       0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%      1.19%      1.49%      1.79%       2.23%
 Portfolio Turnover
  Rate................      83.5%     127.0%     186.0%     255.3%      182.4%

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31     $12.32     $11.84      $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51       0.52       0.51       0.56/(b)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08       0.02       0.54       0.35/(b)/
                           -----       ----       ----       ----       ----
 Total From Investment
            Operations      0.30       0.59       0.54       1.05        0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)     (0.55)     (0.57)      (0.85)
                           -----      -----      -----      -----       -----
   Total Dividends and
         Distributions     (0.57)     (0.59)     (0.55)     (0.57)      (0.85)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $12.04     $12.31     $12.31     $12.32      $11.84
                          ======     ======     ======     ======      ======
Total Return /(a)/ ...      2.50%      4.98%      4.59%      9.26%       8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684   $263,435   $232,839    $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%      0.47%      0.49%       0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%      4.32%      5.02%       5.73%/(b)/
 Portfolio Turnover
  Rate................     176.2%     143.6%      82.1%      63.3%      146.1%





/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39        $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54          0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66          3.17          5.63         (4.18)        (2.80)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      2.20          3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --            --            --            --         (0.14)
  -----                                                                            -----
   Total Dividends and
         Distributions        --         (0.45)        (0.38)        (0.39)        (0.48)
  ----                                   -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59        $32.39        $29.23        $23.60        $27.78
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      6.80%        12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490      $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%         0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.60%/(e)/    0.61%/(e)/    0.61%/(e)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%         1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%        183.3%        125.7%        142.6%         91.7%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002        2001
                            ----       ----          ----          ----        ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.02     $14.73        $11.74        $16.29      $20.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --       0.09          0.06          0.03        0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21       1.28          2.99         (4.54)      (2.82)
                            ----       ----          ----         -----       -----
 Total From Investment
            Operations      1.21       1.37          3.05         (4.51)      (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.08)        (0.06)        (0.04)      (0.02)
 Distributions from
  Realized Gains......        --         --            --            --       (1.25)
   ----                                                                       -----
   Total Dividends and
         Distributions        --      (0.08)        (0.06)        (0.04)      (1.27)
   ----                               -----         -----         -----       -----
Net Asset Value, End
 of Period............    $17.23     $16.02        $14.73        $11.74      $16.29
                          ======     ======        ======        ======      ======
Total Return /(a)/ ...      7.55%      9.33%        25.95%       (27.72)%    (14.86)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,192   $280,700      $272,831      $219,044    $334,401
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.72%         0.74%         0.77%       0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.77%/(b)/    0.77%/(b)/      --          --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%      0.59%         0.47%         0.19%       0.06%
 Portfolio Turnover
  Rate................      51.6%     147.7%        130.9%        138.8%       88.8%

                            2005       2004          2003          2002        2001
                            ----       ----          ----          ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.01      $7.93         $7.26         $8.73      $12.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.37       0.34          0.34          0.37        0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.41       1.05          0.66         (1.47)      (3.70)
                            ----       ----          ----         -----       -----
 Total From Investment
            Operations      0.78       1.39          1.00         (1.10)      (3.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.31)        (0.33)        (0.37)      (0.25)
  ----
   Total Dividends and
         Distributions     (0.01)     (0.31)        (0.33)        (0.37)      (0.25)
                           -----      -----         -----         -----       -----
Net Asset Value, End
 of Period............     $9.78      $9.01         $7.93         $7.26       $8.73
                           =====      =====         =====         =====       =====
Total Return /(a)/ ...      8.67%     17.60%        13.83%       (12.61)%    (27.70)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $91,489    $44,572       $30,255       $25,079     $33,802
 Ratio of Expenses to
  Average Net Assets..      0.66%      0.62%         0.61%         0.62%       0.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.93%      4.13%         4.54%         4.40%       2.22%
 Portfolio Turnover
  Rate................      84.7%     137.2%         22.5%         66.4%      104.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005      2004/(C)/
                            ----      ----
EQUITY VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $11.07     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.15       0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       1.08
                            ----       ----
 Total From Investment
            Operations      0.41       1.14
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)     (0.06)
 Distributions from
  Realized Gains......     (0.32)     (0.01)
                           -----      -----
   Total Dividends and
         Distributions     (0.43)     (0.07)
                           -----      -----
Net Asset Value, End
 of Period............    $11.05     $11.07
                          ======     ======
Total Return /(a)/ ...      3.78%     11.40%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $3,722     $2,213
 Ratio of Expenses to
  Average Net Assets..      1.10%      1.10%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      1.14%      1.30%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.36%      1.72%/(e)/
 Portfolio Turnover
  Rate................      26.7%      25.4%/(e)/

                            2005       2004          2003       2002       2001
                            ----       ----          ----       ----       ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(F)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77        $12.00     $11.58     $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44          0.45       0.43       0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)        (0.24)      0.55       0.32
  ----                                -----         -----       ----       ----
 Total From Investment
            Operations      0.23       0.40          0.21       0.98       0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)        (0.44)     (0.52)     (0.68)
 Distributions from
  Realized Gains......        --         --            --      (0.04)        --
   ----                                                        -----
   Total Dividends and
         Distributions     (0.51)     (0.53)        (0.44)     (0.56)     (0.68)
                           -----      -----         -----      -----      -----
Net Asset Value, End
 of Period............    $11.36     $11.64        $11.77     $12.00     $11.58
                          ======     ======        ======     ======     ======
Total Return /(a)/ ...      2.01%      3.56%         1.84%      8.80%      7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034      $368,564   $342,001   $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%         0.44%      0.47%      0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%         3.83%      4.87%      5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%        110.4%      33.8%      45.9%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.
/(c) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94        $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03          0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40          0.95          2.26         (3.58)        (4.19)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.43          1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)        (0.03)        (0.02)           --            --
   ----                    -----         -----         -----
Net Asset Value, End
 of Period............    $13.29        $11.94        $10.95         $8.68        $12.24
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     12.09%         9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254      $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%         0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.60%/(f)/    0.61%/(f)/    0.61%/(f)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%         0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%        122.4%         40.8%         27.3%         39.0%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $14.78        $12.86         $8.24         $8.93         $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.22          0.12          0.11          0.02          0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.46          3.04          4.60         (0.70)        (0.48)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      4.68          3.16          4.71         (0.68)        (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.10)        (0.08)           --         (0.04)
 Distributions from
  Realized Gains......     (3.27)        (1.14)           --            --            --
 Tax Return of Capital
  Distributions /(a)/.        --            --         (0.01)        (0.01)           --
  -----                                                -----         -----
   Total Dividends and
         Distributions     (3.44)        (1.24)        (0.09)        (0.01)        (0.04)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.02        $14.78        $12.86         $8.24         $8.93
                          ======        ======        ======         =====         =====
Total Return /(b)/ ...     34.29%        24.89%        57.20%        (7.63)%       (4.24)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,639       $43,502       $23,972       $10,835        $6,964
 Ratio of Expenses to
  Average Net Assets..      1.60%         1.53%         1.71%         1.60%         1.35%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.60%/(d)/    1.55%/(e)/    1.84%/(e)/    2.26%/(e)/    2.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%         0.87%         1.16%         0.39%         0.97%
 Portfolio Turnover
  Rate................     169.6%        171.0%        112.4%        147.7%        137.4%



/(a) /See "Dividends and Distributions to Shareholders" in Notes to Financial
  Statements.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002            2001
                            ----         ----         ----         ----            ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.72       $13.73        $9.06       $10.84          $13.87
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12         0.11         0.10         0.08            0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.96         4.00         4.72        (1.83)          (3.07)
                            ----         ----         ----        -----           -----
 Total From Investment
            Operations      5.08         4.11         4.82        (1.75)          (3.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)       (0.12)       (0.15)       (0.03)             --
 Distributions from
  Realized Gains......     (0.19)          --           --           --              --
  ----                     -----
   Total Dividends and
         Distributions     (0.30)       (0.12)       (0.15)       (0.03)             --
  ----                     -----        -----        -----        -----
Net Asset Value, End
 of Period............    $22.50       $17.72       $13.73        $9.06          $10.84
                          ======       ======       ======        =====          ======
Total Return /(a)/ ...     29.12%       30.20%       54.15%      (16.20)%        (21.85)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,454      $99,833      $66,242      $38,912         $43,674
 Ratio of Expenses to
  Average Net Assets..      1.33%        1.30%        1.33%        1.31%           1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.33%/(d)/   1.31%/(e)/   1.33%/(e)/   1.32%/(e)/        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%        0.75%        1.00%        0.77%           0.32%
 Portfolio Turnover
  Rate................     132.3%       140.6%       128.9%        73.6%          123.8%

                            2005         2004         2003        2002/(F)/
                            ----         ----         ----        ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.73       $10.37        $8.43       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10         0.13         0.10         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40         0.92         1.90        (1.57)
                            ----         ----         ----        -----
 Total From Investment
            Operations      0.50         1.05         2.00        (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --        (0.11)       (0.06)       (0.02)
 Distributions from
  Realized Gains......     (0.04)       (0.58)          --           --
  ----                     -----        -----
   Total Dividends and
         Distributions     (0.04)       (0.69)       (0.06)       (0.02)
                           -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.19       $10.73       $10.37        $8.43
                          ======       ======       ======        =====
Total Return /(a)/ ...      4.74%       10.36%       23.76%      (15.47)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $135,072      $90,751      $54,632      $13,927
 Ratio of Expenses to
  Average Net Assets..      0.78%        0.76%        0.80%        1.00%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         0.78%/(c)/   0.83%/(c)/   1.10%/(h)(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%        1.23%        1.08%        0.86%/(h)/
 Portfolio Turnover
  Rate................      44.1%        75.6%        56.2%        49.1%/(h)/







/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without commission rebates.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002            2001
                            ----       ----          ----         ----            ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35        $8.29           $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10         0.08            0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70        (1.94)          (1.23)
                            ----       ----          ----        -----           -----
 Total From Investment
            Operations      0.39       0.84          1.80        (1.86)          (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)       (0.08)          (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)       (0.08)          (0.08)
   ----                               -----         -----        -----           -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06        $6.35           $8.29
                           =====      =====         =====        =====           =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%      (22.44)%        (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638      $72,949         $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%        0.39%           0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.38%      0.37%         0.39%        0.39%           0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%        1.22%           1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%        15.1%           10.8%

                            2005       2004          2003        2002/(D)/
                            ----       ----          ----        ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $11.88     $10.80         $8.52       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18       0.19          0.16         0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46       1.22          2.23        (1.48)
                            ----       ----          ----        -----
 Total From Investment
            Operations      0.64       1.41          2.39        (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.16)        (0.11)       (0.06)
 Distributions from
  Realized Gains......     (0.07)     (0.17)           --           --
  -----                    -----      -----
   Total Dividends and
         Distributions     (0.07)     (0.33)        (0.11)       (0.06)
                           -----      -----         -----        -----
Net Asset Value, End
 of Period............    $12.45     $11.88        $10.80        $8.52
                          ======     ======        ======        =====
Total Return /(a)/ ...      5.44%     13.09%        28.05%      (14.24)%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,221    $80,721       $47,221      $13,186
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.75%         0.74%        0.96%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...        --       0.76%/(g)/    0.79%/(g)/   1.00%/(f)(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.65%         1.77%        1.79%/(f)/
 Portfolio Turnover
  Rate................      19.7%      23.2%         17.1%         5.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(d) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63      $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45        0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12        6.05          9.01         (3.08)        (1.50)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      3.57        6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --       (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)      (3.98)           --         (0.47)        (0.88)
   ----                    -----       -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)      (4.37)        (0.34)        (0.77)        (1.12)
                           -----       -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54      $39.63        $37.56        $28.54        $32.09
                          ======      ======        ======        ======        ======
Total Return /(a)/ ...      9.21%      17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812    $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%       0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.59%/(b)/    0.61%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%       1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%       38.9%         44.9%         67.9%         73.6%

                            2005        2004          2003          2002          2001
                            ----        ----          ----          ----          ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84       $8.80         $6.26         $8.49        $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)      (0.03)        (0.03)        (0.04)        (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37        1.07          2.57         (2.19)        (1.68)
                            ----        ----          ----         -----         -----
 Total From Investment
            Operations      1.35        1.04          2.54         (2.23)        (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --          --            --            --         (0.24)
   ----                                                                          -----
   Total Dividends and
         Distributions        --          --            --            --         (0.24)
   ----                                                                          -----
Net Asset Value, End
 of Period............    $11.19       $9.84         $8.80         $6.26         $8.49
                          ======       =====         =====         =====         =====
Total Return /(a)/ ...     13.72%      11.82%        40.58%       (26.27)%      (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471     $59,674       $54,288       $21,934       $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%       0.86%         0.91%         0.91%         0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        0.92%/(b)/    0.94%/(b)/    0.92%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%     (0.30)%       (0.39)%       (0.55)%       (0.66)%
 Portfolio Turnover
  Rate................      97.0%       47.7%         67.5%         43.1%         55.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13        $10.48        $11.68        $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02          0.01            --          0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10          3.81         (1.16)        (0.35)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.58       3.12          3.82         (1.16)        (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)        (0.01)           --         (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)        (0.16)        (0.04)        (0.54)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.39)     (1.87)        (0.17)        (0.04)        (0.55)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.57     $15.38        $14.13        $10.48        $11.68
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...     10.55%     22.67%        36.49%        (9.96)%       (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166       $52,054       $24,766       $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%         1.05%         1.04%         1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/    1.08%/(b)/    1.10%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%         0.11%         0.03%         0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%         55.5%         75.3%        208.8%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000        $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007         0.014         0.039
                           -----      -----         -----         -----         -----
 Total From Investment
            Operations     0.027      0.009         0.007         0.014         0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000        $1.000        $1.000
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%         1.42%         3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545      $201,455      $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%         1.40%         3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.84    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02      0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.59      0.82
                           ----      ----
 Total From Investment
            Operations     0.61      0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.01)    (0.09)
 Distributions from
  Realized Gains......    (0.07)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.37    $10.84
                         ======    ======
Total Return /(a)/ ...     5.70%     9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $12,930       $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.16%     0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.20%    10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.22%     3.21%/(f)/
 Portfolio Turnover
  Rate................      4.3%      3.0%/(f)/

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75      0.93
                           ----      ----
 Total From Investment
            Operations     0.74      1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.09)
 Distributions from
  Realized Gains......    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.61    $10.97
                         ======    ======
Total Return /(a)/ ...     6.77%    10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,753       $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.13%     0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.16%     8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    3.65%/(f)/
 Portfolio Turnover
  Rate................      3.1%      2.6%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $10.97   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.73     0.76
                          ----     ----
 Total From Investment
            Operations    0.74     1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.06)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.08)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.63   $10.97
                        ======   ======
Total Return /(a)/ ...    6.76%   10.60%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $3,918     $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.16%    0.16%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    0.38%    2.14%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.08%    8.58%/(g)/
 Portfolio Turnover
  Rate................    11.5%     4.8%/(g)/

                          2005    2004/(E)/
                          ----    ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79     0.99
                          ----     ----
 Total From Investment
            Operations    0.80     1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.82   $11.09
                        ======   ======
Total Return /(a)/ ...    7.27%   11.78%/(f)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,893     $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%    0.14%/(g)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (d)/    0.56%    1.47%/(g)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%    5.35%/(g)/
 Portfolio Turnover
  Rate................    18.2%     9.4%/(g)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and became a contractual limit on November 21, 2005.
/(e) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(f) /Total return amounts have not been annualized.
/(g) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82     1.06
                          ----     ----
 Total From Investment
            Operations    0.83     1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.08)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.08)
                         -----    -----
Net Asset Value, End
 of Period............  $11.85   $11.09
                        ======   ======
Total Return /(a)/ ...    7.56%   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,160      $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.12%    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.11%    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%    3.04%/(f)/
 Portfolio Turnover
  Rate................     4.2%    13.0%/(f)/

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..  $10.68   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.06     0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.46     0.65
                          ----     ----
 Total From Investment
            Operations    0.52     0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.03)   (0.09)
 Distributions from
  Realized Gains......   (0.12)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.15)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.05   $10.68
                        ======   ======
Total Return /(a)/ ...    4.96%    7.66%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $5,463      $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.14%    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(g)/ ..............    0.27%   10.09%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.60%    3.30%/(f)/
 Portfolio Turnover
  Rate................     8.4%     2.9%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and came to be contractual on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004      2003         2002      2001
                            ----       ----      ----         ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90    $11.24       $10.77    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39      0.49         0.35      0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66      3.87         0.48      0.47
                            ----       ----      ----         ----      ----
 Total From Investment
            Operations      2.79       5.05      4.36         0.83      0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)    (0.42)       (0.35)    (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)    (0.28)       (0.01)       --
  ----                     -----      -----     -----        -----
   Total Dividends and
         Distributions     (0.16)     (2.07)    (0.70)       (0.36)    (0.41)
                           -----      -----     -----        -----     -----
Net Asset Value, End
 of Period............    $20.51     $17.88    $14.90       $11.24    $10.77
                          ======     ======    ======       ======    ======
Total Return /(a)/ ...     15.85%     34.53%    38.91%        7.72%     8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022   $93,018      $46,358   $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%     0.91%        0.92%     0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%     0.92%          --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%     3.83%        3.99%     4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%     53.9%        54.4%     92.4%

                            2005       2004     2003/(D)/
                            ----       ----     ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............    $10.12      $9.99    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.33       0.25      0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.15)     (0.12)    (0.05)
                           -----      -----     -----
 Total From Investment
            Operations      0.18       0.13      0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.19)        --     (0.09)
   ----                    -----                -----
   Total Dividends and
         Distributions     (0.19)        --     (0.09)
   ----                    -----                -----
Net Asset Value, End
 of Period............    $10.11     $10.12     $9.99
                          ======     ======     =====
Total Return /(a)/ ...      1.80%      1.30%     0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $83,822    $56,241   $20,552
 Ratio of Expenses to
  Average Net Assets..      0.57%      0.53%     0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....        --         --      0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.26%      2.53%     2.15%/(f)/
 Portfolio Turnover
  Rate................      74.3%      34.8%      5.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004         2003         2002         2001
                            ----        ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..     $9.30       $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.07)      (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.69        1.00         2.66        (4.81)       (4.89)
                            ----        ----         ----        -----        -----
 Total From Investment
            Operations      0.62        0.94         2.62        (4.86)       (4.99)
                            ----        ----         ----        -----        -----
Net Asset Value, End
 of Period............     $9.92       $9.30        $8.36        $5.74       $10.60
                           =====       =====        =====        =====       ======
Total Return /(a)/ ...      6.67%      11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $66,656     $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..      1.05%       0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --        1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.77)%     (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................      68.2%       43.3%        54.1%       287.9%       152.2%

                            2005        2004         2003         2002         2001
                            ----        ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83      $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07        0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96        3.37         5.14        (1.07)        0.60
                            ----        ----         ----        -----         ----
 Total From Investment
            Operations      1.03        3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)      (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)      (1.58)       (0.41)          --        (0.49)
  ----                     -----       -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)      (1.61)       (0.46)       (0.06)       (0.58)
                           -----       -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61      $16.83       $15.04       $10.30       $11.37
                          ======      ======       ======       ======       ======
Total Return /(a)/ ...      6.22%      23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035    $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%       1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%       0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%       38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.


                                       82





122                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


         Principal Variable Contracts Fund, Inc. SEC File 811-01944


PRINCIPAL VARIABLE CONTRACTS FUND                                     123
www.principal.com

                     SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.





                          ACCOUNTS OF THE FUND
                          --------------------
CAPITAL VALUE ACCOUNT                   MONEY MARKET ACCOUNT
GOVERNMENT & HIGH QUALITY BOND ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3

  Capital Value Account.................................................5

  Government & High Quality Bond Account................................8

  Money Market Account..................................................11


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................14

PRICING OF ACCOUNT SHARES...............................................19

DIVIDENDS AND DISTRIBUTIONS.............................................19

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................20
  The Manager...........................................................20

  The Sub-Advisors......................................................20

  Duties of the Manager and Sub-Advisors................................21

  Fees Paid to the Manager..............................................21


GENERAL INFORMATION ABOUT AN ACCOUNT....................................22
  Eligible Purchasers...................................................23

  Shareholder Rights....................................................23

  Non-Cumulative Voting.................................................24

  Purchase of Account Shares............................................24

  Sale of Account Shares................................................24

  Restricted Transfers..................................................25

  Financial Statements..................................................25


FINANCIAL HIGHLIGHTS....................................................25

ADDITIONAL INFORMATION..................................................29



2                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisor of the Accounts is Principal Global Investors, LLC ("Principal"). Principal, Principal Management Corporation and Princor Financial Services Corporation ("Princor" are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/ .


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.


PRINCIPAL VARIABLE CONTRACTS FUND                                       3
www.principal.com

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


PRINCIPAL VARIABLE CONTRACTS FUND                                       5
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


6                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




PRINCIPAL VARIABLE CONTRACTS FUND                                       7
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


8                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


PRINCIPAL VARIABLE CONTRACTS FUND                                       9
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


10                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




PRINCIPAL VARIABLE CONTRACTS FUND                                      11
www.principal.com

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


12                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


PRINCIPAL VARIABLE CONTRACTS FUND                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




14                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS

An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will


PRINCIPAL VARIABLE CONTRACTS FUND                                      15
www.principal.com
maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though may not use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Capital Value Account may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When the Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, the Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are


16                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Accounts could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

The Capital Value and Money Market Accounts may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.


PRINCIPAL VARIABLE CONTRACTS FUND                                      17
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

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


18                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Capital Value Account may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRINCIPAL VARIABLE CONTRACTS FUND                                      19
www.principal.com

PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


20                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Capital Value                   John Pihlblad
           Government & High Quality Bond  Brad Fredericks
                                           Lisa Stange
           Money Market                    Tracy Reeg
                                           Alice Robertson





BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).


PRINCIPAL VARIABLE CONTRACTS FUND                                      21
www.principal.com

JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader and portfolio manager for Principal. She is responsible for trading corporate bonds on the fixed income trading desk. In addition, she serves as co-portfolio manager of the money market funds and oversees the short-term trading operation. She joined the firm in 1990 after working as an assistance vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson served as a credit analyst for the firm before moving into her current role in 1993. She earned an MBA in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Capital Value                                                    0.60%
      Government & High Quality Bond                                   0.44%
      Money Market                                                     0.49%



FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Capital Value                                                    0.14%
      Government & High Quality Bond                                   0.10%
      Money Market                                                     0.07%





22                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.


PRINCIPAL VARIABLE CONTRACTS FUND                                      23
www.principal.com

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


24                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


PRINCIPAL VARIABLE CONTRACTS FUND                                      25
www.principal.com
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


26                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002       2001
                            ----       ----       ----       ----       ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(//A//)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77     $12.00     $11.58     $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44       0.45       0.43       0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)     (0.24)      0.55       0.32
  ----                                -----      -----       ----       ----
 Total From Investment
            Operations      0.23       0.40       0.21       0.98       0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)     (0.44)     (0.52)     (0.68)
 Distributions from
  Realized Gains......        --         --         --      (0.04)        --
   ----                                                     -----
   Total Dividends and
         Distributions     (0.51)     (0.53)     (0.44)     (0.56)     (0.68)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $11.36     $11.64     $11.77     $12.00     $11.58
                          ======     ======     ======     ======     ======
Total Return /(//b//)/      2.01%      3.56%      1.84%      8.80%      7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034   $368,564   $342,001   $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%      0.44%      0.47%      0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%      3.83%      4.87%      5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%     110.4%      33.8%      45.9%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002       2001
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009      0.007      0.014      0.039
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.027      0.009      0.007      0.014      0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)    (0.007)    (0.014)    (0.039)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.027)    (0.009)    (0.007)    (0.014)    (0.039)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      2.69%      0.92%      0.74%      1.42%      3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553   $151,545   $201,455   $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%      0.49%      0.49%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%      0.74%      1.40%      3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.




                                       76









ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


         Principal Variable Contracts Fund, Inc. SEC File 811-01944


28                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

                        SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291

                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          BALANCED ACCOUNT             GOVERNMENT & HIGH QUALITY BOND ACCOUNT
          BOND ACCOUNT                  (previously Government Securities
                                           Account)
          CAPITAL VALUE ACCOUNT        GROWTH ACCOUNT
          DIVERSIFIED INTERNATIONAL    MIDCAP ACCOUNT
          ACCOUNT
                                       MONEY MARKET ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Balanced Account......................................................5

  Bond Account..........................................................8

  Capital Value Account.................................................12


  Diversified International Account.....................................15

  Government & High Quality Bond Account
(f/k/a Government Securities Account)..................................18


  Growth Account........................................................21

  MidCap Account........................................................23

  Money Market Account..................................................26


CERTAIN INVESTMENT STRATEGIES...........................................29

PRICING OF ACCOUNT SHARES...............................................34

DIVIDENDS AND DISTRIBUTIONS.............................................35

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................35
  The Manager...........................................................35

  The Sub-Advisors......................................................35

  Duties of the Manager and Sub-Advisors................................39

  Fees Paid to the Manager..............................................39

  Fees Paid to the Sub-Advisor..........................................39


GENERAL INFORMATION ABOUT AN ACCOUNT....................................40
  Frequent Trading and Market-Timing (Abusive Trading Practices)........40

  Eligible Purchasers...................................................41

  Shareholder Rights....................................................41

  Non-Cumulative Voting.................................................41

  Purchase of Account Shares............................................42

  Sale of Account Shares................................................42

  Restricted Transfers..................................................42

  Financial Statements..................................................42


FINANCIAL HIGHLIGHTS....................................................42

ADDITIONAL INFORMATION..................................................47


2                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Columbus Circle Investors ("CCI")
.. Principal Global Investors, LLC ("Principal")*

  * CCI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A


Principal Variable Contracts Fund                                       3
www.principal.com
discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

The Sub-Advisor, Principal, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. Because the Account invests in both stocks and bonds, the Account may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Risks for this Account include:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


Principal Variable Contracts Fund                                       5
www.principal.com
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 115.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.


6                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"13.13

"1997"17.93


"1998"11.91


"1999"2.4


"2000"0.13


"2001"-6.96


"2002"-13.18


"2003"18.82


"2004"10.05

                              The Account's highest/lowest quarterly returns
"2005"6.79                    during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of March 31, 2006 is 3.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            6.79          2.44          5.61               8.43
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond Index .     4.01          2.96          8.24              10.52
 Morningstar Moderate
 Allocation Category
 Average ..............     5.29          2.93          7.35               9.52
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.59%
 Other Expenses...................   0.05
                                     ----
  TOTAL ACCOUNT OPERATING EXPENSES   0.64%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 BALANCED ACCOUNT                                                                              $65   $205  $357  $798




Principal Variable Contracts Fund                                       7
www.principal.com

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining


8                                       Principal Variable Contracts Fund
                                                          1-800-247-4123
interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative


Principal Variable Contracts Fund                                       9
www.principal.com
instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


10                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591




Principal Variable Contracts Fund                                      11
www.principal.com

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


12                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


Principal Variable Contracts Fund                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




14                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more


Principal Variable Contracts Fund                                      15
www.principal.com
volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


16                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


Principal Variable Contracts Fund                                      17
www.principal.com
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190




18                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Variable Contracts Fund                                      19
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


20                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Variable Contracts Fund                                      21
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




22                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2006 this range was between approximately $952 million and $368.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Variable Contracts Fund                                      23
www.principal.com

CCI became the Sub-Advisor to the Account on January 5, 2005.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.51

"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38

                              The Account's highest/lowest quarterly returns
"2005"12.09                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2006 is 4.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            12.09        -3.91          4.04              5.97
 Russell 1000 Growth
 Index.................      5.26        -3.58          6.73              9.27
 Morningstar Large
 Growth Category
 Average ..............      6.46        -3.36          6.95              9.05
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (May 2,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.62%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 GROWTH ACCOUNT                                                                                $63   $199  $346  $774




24                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


Principal Variable Contracts Fund                                      25
www.principal.com

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


26                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726




Principal Variable Contracts Fund                                      27
www.principal.com

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


28                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


Principal Variable Contracts Fund                                      29
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




30                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will


Principal Variable Contracts Fund                                      31
www.principal.com
maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Balanced and Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse


32                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


Principal Variable Contracts Fund                                      33
www.principal.com

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Diversified International Account may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an


34                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, and Money Market) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value Account may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


Principal Variable Contracts Fund                                      35
www.principal.com

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an Account, its fair value is determined using a policy adopted by the Directors.


36                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

.. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place,



Principal Variable Contracts Fund                                      37
www.principal.com

         Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
           Bond                            William C. Armstrong
                                           Timothy R. Warrick
           Capital Value                   John Pihlblad
           Diversified International       Paul H. Blankenhagen
                                           Juliet Cohn
                                           Christopher Ibach
           Government & High Quality Bond  Brad Fredericks
                                           Lisa Stange
           MidCap                          K. William Nolin
           Money Market                    Tracy Reeg
                                           Alice Robertson





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director



38                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio


Principal Variable Contracts Fund                                      39
www.principal.com
management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



40                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Balanced                          Government & High Quality
                                0.59%   Bond                            0.44%
      Bond                      0.45%   Growth                          0.60%
      Capital Value             0.60%   MidCap                          0.57%
      Diversified                       Money Market
      International             0.85%                                   0.49%




FEES PAID TO THE SUB-ADVISORThe Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Balanced                          Government & High Quality
                                0.10%   Bond                            0.10%
      Bond                      0.10%   Growth                          0.13%
      Capital Value             0.14%   MidCap                          0.14%
      Diversified                       Money Market
      International             0.10%                                   0.07%




The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.


Principal Variable Contracts Fund                                      41
www.principal.com

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


42                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


Principal Variable Contracts Fund                                      43
www.principal.com
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


44                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $14.34     $13.31        $11.56        $13.73        $15.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.31          0.27          0.34         0.40/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64       1.00          1.83         (2.11)        (1.42)/(c)/
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.95       1.31          2.10         (1.77)        (1.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)     (0.28)        (0.35)        (0.40)        (0.47)
 Distributions from
  Realized Gains......        --         --            --            --         (0.21)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.36)     (0.28)        (0.35)        (0.40)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $14.93     $14.34        $13.31        $11.56        $13.73
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.79%     10.05%        18.82%       (13.18)%       (6.96)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $116,927   $126,548      $124,735      $110,545      $144,214
 Ratio of Expenses to
  Average Net Assets..      0.64%      0.63%         0.65%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.63%/(b)/    0.65%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%      2.32%         2.23%         2.52%         2.73%/(c)/
 Portfolio Turnover
  Rate................     115.3%     128.3%        114.3%         87.8%        114.3%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39        $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54          0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66          3.17          5.63         (4.18)        (2.80)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      2.20          3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --            --            --            --         (0.14)
  -----                                                                            -----
   Total Dividends and
         Distributions        --         (0.45)        (0.38)        (0.39)        (0.48)
  ----                                   -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59        $32.39        $29.23        $23.60        $27.78
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      6.80%        12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490      $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%         0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.60%/(e)/    0.61%/(e)/    0.61%/(e)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%         1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%        183.3%        125.7%        142.6%         91.7%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(A)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77        $12.00        $11.58        $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44          0.45          0.43          0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)        (0.24)         0.55          0.32
  ----                                -----         -----          ----          ----
 Total From Investment
            Operations      0.23       0.40          0.21          0.98          0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)        (0.44)        (0.52)        (0.68)
 Distributions from
  Realized Gains......        --         --            --         (0.04)           --
   ----                                                           -----
   Total Dividends and
         Distributions     (0.51)     (0.53)        (0.44)        (0.56)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $11.36     $11.64        $11.77        $12.00        $11.58
                          ======     ======        ======        ======        ======
Total Return /(b)/ ...      2.01%      3.56%         1.84%         8.80%         7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034      $368,564      $342,001      $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%         0.44%         0.47%         0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%         3.83%         4.87%         5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%        110.4%         33.8%         45.9%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94     $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03       0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40       0.95          2.26         (3.58)        (4.19)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      1.43       1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)     (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)     (0.03)        (0.02)           --            --
   ----                    -----      -----         -----
Net Asset Value, End
 of Period............    $13.29     $11.94        $10.95         $8.68        $12.24
                          ======     ======        ======         =====        ======
Total Return /(b)/ ...     12.09%      9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254   $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(c)/    0.61%/(c)/    0.61%/(c)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%      0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%     122.4%         40.8%         27.3%         39.0%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63     $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12       6.05          9.01         (3.08)        (1.50)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      3.57       6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)     (3.98)           --         (0.47)        (0.88)
   ----                    -----      -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)     (4.37)        (0.34)        (0.77)        (1.12)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54     $39.63        $37.56        $28.54        $32.09
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      9.21%     17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812   $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%      0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.59%/(b)/    0.61%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%      1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%      38.9%         44.9%         67.9%         73.6%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000        $1.000        $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007         0.014         0.039
                           -----      -----         -----         -----         -----
 Total From Investment
            Operations     0.027      0.009         0.007         0.014         0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)       (0.014)       (0.039)
                          ------     ------        ------        ------        ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000        $1.000        $1.000
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%         1.42%         3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545      $201,455      $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%         1.40%         3.70%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.


                                       75





Principal Variable Contracts Fund                                      45
www.principal.com

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


46                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

                       SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

SMALLCAP ACCOUNT
Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Account. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day Account management.


PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT            LARGECAP GROWTH EQUITY ACCOUNT
          BALANCED ACCOUNT                    LARGECAP STOCK INDEX ACCOUNT
          BOND ACCOUNT                        LARGECAP VALUE ACCOUNT
          CAPITAL VALUE ACCOUNT               MIDCAP ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT   MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT               MIDCAP VALUE ACCOUNT
          EQUITY INCOME ACCOUNT               MONEY MARKET ACCOUNT
          GOVERNMENT & HIGH QUALITY BOND      REAL ESTATE SECURITIES ACCOUNT
          ACCOUNT
           (previously Government Securities  SHORT-TERM BOND ACCOUNT
           Account)
          GROWTH ACCOUNT                       (previously Limited Term Bond
                                               Account)
          INTERNATIONAL EMERGING MARKETS      SMALLCAP ACCOUNT
          ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT      SMALLCAP GROWTH ACCOUNT
          LARGECAP BLEND ACCOUNT              SMALLCAP VALUE ACCOUNT








This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3

  Asset Allocation Account..............................................5

  Balanced Account......................................................8

  Bond Account..........................................................11

  Capital Value Account.................................................15


  Diversified International Account.....................................18

  Equity Growth Account.................................................21

  Equity Income Account.................................................24


  Government & High Quality Bond Account
(f/k/a Government Securities Account)..................................27


  Growth Account........................................................31

  International Emerging Markets Account................................33

  International SmallCap Account........................................36

  LargeCap Blend Account................................................39

  LargeCap Growth Equity Account ........................................42

  LargeCap Stock Index Account..........................................44

  LargeCap Value Account................................................46


  MidCap Account........................................................48

  MidCap Growth Account.................................................51

  MidCap Value Account..................................................54

  Money Market Account..................................................57

  Real Estate Securities Account........................................60


  Short-Term Bond Account (f/k/a Limited Term Bond Account).............63

  SmallCap Account......................................................66

  SmallCap Growth Account...............................................69

  SmallCap Value Account................................................72


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................75

PRICING OF ACCOUNT SHARES...............................................81

DIVIDENDS AND DISTRIBUTIONS.............................................81

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................82
  The Manager...........................................................82

  The Sub-Advisors......................................................82

  Duties of the Manager and Sub-Advisors................................94

  Fees Paid to the Manager..............................................94

  Fees Paid to the Sub-Advisor..........................................94


GENERAL INFORMATION ABOUT AN ACCOUNT....................................95
  Frequent Trading and Market-Timing (Abusive Trading Practices)........95

  Eligible Purchasers...................................................96

  Shareholder Rights....................................................96

  Non-Cumulative Voting.................................................97

  Purchase of Account Shares............................................97

  Sale of Account Shares................................................97

  Restricted Transfers..................................................98

  Financial Statements..................................................98


FINANCIAL HIGHLIGHTS....................................................98

ADDITIONAL INFORMATION..................................................111

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. AllianceBernstein L.P. ("AllianceBernstein")
.. Columbus Circle Investors ("CCI")*
.. Emerald Advisers, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")

.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Morgan Stanley Investment Management Inc. ("MSIM Inc.") doing business as "Van
  Kampen"
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*

.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

  * CCI, Principal, Principal - REI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and


Principal Variable Contracts Fund                                       3
www.principal.com

.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account's assets, Van Kampen assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, Van Kampen changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


Van Kampen does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:

.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Principal Variable Contracts Fund                                       5
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


6                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

Van Kampen has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.92

"1997"18.19


"1998"9.18


"1999"19.49


"2000"1.61


"2001"-3.92


"2002"-12.94


"2003"21.61


"2004"8.49

                              The Account's highest/lowest quarterly returns
"2005"5.79                    during this
                              time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of March 31, 2006 is 3.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             5.79         3.14          7.52               8.25
 S&P 500 Index ........      4.91         0.54          9.07              11.02
 Lehman Brothers
 Aggregate Bond Index .      2.43         5.87          6.17               6.92
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     13.54         4.56          5.84               6.03
 Morningstar Moderate
 Allocation Category
 Average ..............      5.29         2.93          7.35               8.55
 Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.80%
 Other Expenses...................   0.06
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.86%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                      $88   $274  $477  $1,061




Principal Variable Contracts Fund                                       7
www.principal.com

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

The Sub-Advisor, Principal, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. Because the Account invests in both stocks and bonds, the Account may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Risks for this Account include:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


8                                       Principal Variable Contracts Fund
                                                          1-800-247-4123
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 115.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.


Principal Variable Contracts Fund                                       9
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"13.13

"1997"17.93


"1998"11.91


"1999"2.4


"2000"0.13


"2001"-6.96


"2002"-13.18


"2003"18.82


"2004"10.05

                              The Account's highest/lowest quarterly returns
"2005"6.79                    during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of March 31, 2006 is 3.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            6.79          2.44          5.61               8.43
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond Index .     4.01          2.96          8.24              10.52
 Morningstar Moderate
 Allocation Category
 Average ..............     5.29          2.93          7.35               9.52
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.59%
 Other Expenses...................   0.05
                                     ----
  TOTAL ACCOUNT OPERATING EXPENSES   0.64%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 BALANCED ACCOUNT                                                                              $65   $205  $357  $798




10                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining


Principal Variable Contracts Fund                                      11
www.principal.com
interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative


12                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Variable Contracts Fund                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591




14                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


Principal Variable Contracts Fund                                      15
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


16                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




Principal Variable Contracts Fund                                      17
www.principal.com

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more


18                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      19
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


20                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190




Principal Variable Contracts Fund                                      21
www.principal.com

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of March 31, 2006, this range was between approximately $952 million and $368.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's


22                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed an Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 51.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Variable Contracts Fund                                      23
www.principal.com

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"28.05

"1997"30.86


"1998"18.95


"1999"39.5


"2000"-11.71


"2001"-14.86


"2002"-27.72


"2003"25.95


"2004"9.33

                              The Account's highest/lowest quarterly returns
"2005"7.55                    during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of March 31, 2006 is 1.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            7.55         -1.84          8.39              10.89
 Russell 1000 Growth
 Index.................     5.26         -3.58          6.73               9.20
 Morningstar Large
 Growth Category
 Average ..............     6.46         -3.36          6.95               9.09
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.76%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                         $79   $246  $428  $954




24                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. The Account may invest up to 25% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the



Principal Variable Contracts Fund                                      25
www.principal.com

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.


26                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"2.29

"2000"19.18


"2001"-27.7


"2002"-12.61


"2003"13.83


"2004"17.6

                              The Account's highest/lowest quarterly returns
"2005"8.67                    during this
                              time period were:
                               HIGHESTQ3 '0018.18%
                               LOWEST Q3 '01-16.65%
LOGO

The year-to-date return as of March 31, 2006 is 7.04%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT ........     8.67         -1.67             3.40
 Russell 1000 Value Index .....     7.05          5.28             5.69
 Morningstar Moderate
 Allocation Category Average ..     5.29          2.93             4.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.60%
 Other Expenses.............................   0.06
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.66%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY INCOME ACCOUNT                                                                         $67   $211  $368  $822




Principal Variable Contracts Fund                                      27
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


28                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


Principal Variable Contracts Fund                                      29
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


30                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




Principal Variable Contracts Fund                                      31
www.principal.com

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2006 this range was between approximately $952 million and $368.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


32                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CCI became the Sub-Advisor to the Account on January 5, 2005.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.51

"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38

                              The Account's highest/lowest quarterly returns
"2005"12.09                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2006 is 4.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            12.09        -3.91          4.04              5.97
 Russell 1000 Growth
 Index.................      5.26        -3.58          6.73              9.27
 Morningstar Large
 Growth Category
 Average ..............      6.46        -3.36          6.95              9.05
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (May 2,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.62%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 GROWTH ACCOUNT                                                                                $63   $199  $346  $774




Principal Variable Contracts Fund                                      33
www.principal.com

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or

.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect


34                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 169.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      35
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24

"2002"-7.63


"2003"57.2


"2004"24.89

                              The Account's highest/lowest quarterly returns
"2005"34.29                   during this
                              time period were:
                               HIGHESTQ4 '0126.63%
                               LOWEST Q3 '01-23.90%
LOGO

The year-to-date return as of March 31, 2006 is 15.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                            PAST 1 YEAR        PAST 5 YEARS          LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......        34.29              18.45                   16.31
 MSCI Emerging Markets
 Free Index - NDTR/(1)/        34.00              19.08                   18.64
 MSCI Emerging Markets
 Free Index - ID ......        30.31              16.23                   14.18
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............        31.64              18.59                   16.26
  Index performance
  does not reflect
  deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (October 24,
  2000).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance.
  The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.25%
 Other Expenses.............................   0.35
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.60%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


36                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $163  $505  $871  $1,900




Principal Variable Contracts Fund                                      37
www.principal.com

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of

March 31, 2006 this range was between approximately $3.3 million and $26.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller


38                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 132.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      39
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81

"2000"-11.5


"2001"-21.85


"2002"-16.2


"2003"54.15


"2004"30.2

                              The Account's highest/lowest quarterly returns
"2005"29.12                   during this
                              time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of March 31, 2006 is 15.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT
                                    29.12        11.16             13.32
 Citigroup Extended Market
 Index (EMI) World ex US ......     11.70         4.32              9.36
 Morningstar Foreign Small/Mid
 Growth Category Average ......     24.79         8.46             12.37
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.19%
 Other Expenses.............................   0.14
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                            $135  $421  $729  $1,601




40                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of March 31, 2006 this range was between approximately $579 million and $371.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


Principal Variable Contracts Fund                                      41
www.principal.com

STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


42                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.



 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76

"2004"10.36


"2005"4.74                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.07%
LOGO                           LOWEST  Q1 '03  -3.91%


The year-to-date return as of March 31, 2006 is 4.21%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT......................     4.74             5.31
 S&P 500 Index ................... ..........     4.91             5.99
 Morningstar Large Blend Category Average ...     5.77             5.57
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.03
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.78%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1     3     5    10
 LARGECAP BLEND ACCOUNT                                                                      $80   $249  $433  $966




Principal Variable Contracts Fund                                      43
www.principal.com

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


44                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.


Principal Variable Contracts Fund                                      45
www.principal.com

GMO became the Sub-Advisor to the Account on March 31, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14


"2004"3.16

                              The Account's highest/lowest quarterly returns
"2005"3.63                    during this
                              time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

The year-to-date return as of March 31, 2006 is 1.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY ACCOUNT     3.63         -9.29            -13.27
 Russell 1000 Growth Index ....     5.26         -3.58             -6.99
 Morningstar Large Growth
 Category Average..............     6.46         -3.36             -5.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (October 24, 2000).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.09%
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329




46                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2006, the market capitalization range of the Index was between approximately $579 million and $371.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets. Principal may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


Principal Variable Contracts Fund                                      47
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


48                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44


"2003"28.32


"2004"10.39

                              The Account's highest/lowest quarterly returns
"2005"4.47                    during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2006 is 4.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX ACCOUNT .     4.47          0.18             -0.11
 S&P 500 Index ................     4.91          0.54              0.54
 Morningstar Large Blend
 Category Average..............     5.77          0.50              1.55
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   0.25%*
 Other Expenses .................. .........   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.28%
 *Effective January 1, 2006.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                              $29   $90   $157  $356




Principal Variable Contracts Fund                                      49
www.principal.com

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $387.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);

.. can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


50                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

AllianceBernstein has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05

"2004"13.09


"2005"5.44                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  16.19%
LOGO                           LOWEST  Q1 '03  -5.04%


The year-to-date return as of March 31, 2006 is 5.20%.



AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT......................     5.44             7.63
 Russell 1000 Value Index ........ ..........     7.05             8.81
 Morningstar Large Value Category Average ...     5.88             6.76
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.02
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP VALUE ACCOUNT                                                                    $79   $246  $428  $954




Principal Variable Contracts Fund                                      51
www.principal.com

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


52                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


Principal Variable Contracts Fund                                      53
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726




54                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


Principal Variable Contracts Fund                                      55
www.principal.com
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


56                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........     13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                         $94   $293  $509  $1,131




Principal Variable Contracts Fund                                      57
www.principal.com

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


58                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


Principal Variable Contracts Fund                                      59
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........     10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   1.05%
 Other Expenses .................. .........   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                          $109  $340  $590  $1,306




60                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


Principal Variable Contracts Fund                                      61
www.principal.com

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


62                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




Principal Variable Contracts Fund                                      63
www.principal.com

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity
REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


64                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


Principal Variable Contracts Fund                                      65
www.principal.com

Principal REI has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53

                              The Account's highest/lowest quarterly returns
"2005"15.85                   during this
                              time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2006 is 16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES ACCOUNT     15.85        20.46             15.23
 MSCI US REIT Index ...........     12.52        18.80             12.60
 Morningstar Specialty - Real
 Estate Category Average ......     11.59        18.58             12.68
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.88%
 Other Expenses.............................   0.01
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.89%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $91   $284  $493  $1,096




66                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SHORT-TERM BOND ACCOUNT F/K/A LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of Principal, the Sub-Advisor, regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Variable Contracts Fund                                      67
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub--


68                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Variable Contracts Fund                                      69
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8


                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2006 is 0.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 SHORT-TERM BOND ACCOUNT ....................     1.80             1.46
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index ......................................     1.44             1.87
 Morningstar Short-Term Bond Category Average     1.43             1.64
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2003).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.50%
 Other Expenses.......................................   0.07
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 SHORT-TERM BOND ACCOUNT                                                                   $58   $183  $318  $714




70                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of March 31, 2006, this range was between approximately $23 million and $5.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


Principal Variable Contracts Fund                                      71
www.principal.com

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 125.8%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


72                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82

                              The Account's highest/lowest quarterly returns
"2005 "7.04                   during this
                              time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of March 31, 2006 is 11.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .............     7.04          5.51             3.66
 Russell 2000 Index ...........     4.55          8.22             5.77
 Morningstar Small Blend
 Category Average..............     6.62          9.89             8.23
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.85%
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP ACCOUNT                                                                              $90   $281  $488  $1,084




Principal Variable Contracts Fund                                      73
www.principal.com

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


74                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Variable Contracts Fund                                      75
www.principal.com

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......     6.67         -8.64             1.29
 Russell 2000 Growth Index ....     4.15          2.28             1.46
 Morningstar Small Growth
 Category Average..............     5.74          2.17             6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                                   $107  $334  $579  $1,283




76                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $29 million and $4.2 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


Principal Variable Contracts Fund                                      77
www.principal.com

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.


78                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08

                              The Account's highest/lowest quarterly returns
"2005"6.22                    during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '02  -17.74%
LOGO

The year-to-date return as of March 31, 2006 is 13.36%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT .......     6.22         13.78             12.31
 Russell 2000 Value Index .....     4.71         13.55              9.19
 Morningstar Small Value
 Category Average..............     6.13         13.50              9.60
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.09%
 Other Expenses.............................   0.04
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.13%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10

 SMALLCAP VALUE ACCOUNT                                                                        $115  $359  $622  $1,375




Principal Variable Contracts Fund                                      79
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


 The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will


80                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond, MidCap Value and Short-Term Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high


Principal Variable Contracts Fund                                      81
www.principal.com
yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


82                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to rack a particular market index. The Accounts could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad,


Principal Variable Contracts Fund                                      83
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

changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index and LargeCap Value Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage


84                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:



Principal Variable Contracts Fund                                      85
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

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


86                                      Principal Variable Contracts Fund
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


SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein") managed $579 billion in assets as of December 31, 2005. AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.


The management of and investment decisions for the Account's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Account's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   Marilyn Fedak
                            John Mahedy
                            Chris Marx
                            John Phillips





MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.


Principal Variable Contracts Fund                                      87
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


The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40


88                                      Principal Variable Contracts Fund
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


         Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Sam Wilderman




Day-to-day management of the LargeCap Growth Equity Account is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Account's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Account is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Account's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Account's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of shares of the Account by the Division's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value


Principal Variable Contracts Fund                                      89
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


accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin





RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York, 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies, had approximately $434.0 billion in asset under management.


90                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is co-head of Morgan Stanley's Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


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




                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
           Bond                            William C. Armstrong
                                           Timothy R. Warrick
           Capital Value                   John Pihlblad
           Diversified International       Paul H. Blankenhagen
                                           Juliet Cohn
                                           Christopher Ibach
           Equity Income                   Dirk Laschanzky
           Government & High Quality Bond  Brad Fredericks
                                           Lisa Stange
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschanzky
                                           Mariateresa Monaco
           MidCap                          K. William Nolin
           Money Market                    Tracy Reeg
                                           Alice Robertson
           Short-Term Bond                 Zeid Ayer
                                           Craig Dawson
                                           Martin J. Schafer
           SmallCap                        Thomas Morabito






WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at Principal. he is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined Principal in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European


92                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at Principal. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfoio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an portfolio manager at Principal. She serves as portfolio manager for the firm's small-cap growth and index portfiols and as a member of the firm's asset allocation policy group. Prior to joining Principal in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for Principal and is the portfolio manager on the small-cap value portfolios. Prior to joining Principal in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and


Principal Variable Contracts Fund                                      93
www.principal.com

Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader and portfolio manager for Principal. She is responsible for trading corporate bonds on the fixed income trading desk. In addition, she serves as co-portfolio manager of the money market funds and oversees the short-term trading operation. She joined the firm in 1990 after working as an assistance vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson served as a credit analyst for the firm before moving into her current role in 1993. She earned an MBA in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated


94                                      Principal Variable Contracts Fund
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


         asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.


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



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


Principal is the sub-advisor for the Equity Income Account. Day-to-day management decisions concerning a portion of the Equity Income Account's portfolio are made by Principal Real Estate Investors LLC ("Principal - REI"), and Spectrum each of which serves as sub-sub-advisor.


96                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Account for a description of the firm and the individual who serves as portfolio manager.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



FERNANDO DIAZ. . Mr. Diaz is a vice president and assistant portfolio manager for Spectrum. Prior to joining Spectrum in 2000, Mr. Diaz was head of preferred trading at Spear, Leeds & Kellogg and Pershing, a division of DLJ, where he initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.


Principal Variable Contracts Fund                                      97
www.principal.com

JOSEPH J. URCIUOLI. . Mr. Urciuoli is a senior vice president and director of research for Spectrum and is responsible for all credit research supporting the client portfolios. He is also a portfolio manager. He joined Spectrum in 1998 from Presidential Life Insurance Company where he served as a fixed income analyst and assistant portfolio manager of a $2 billion portfolio. Mr. Urciuoli earned an MBA in Finance and a Bachelor's degree in finance from Long Island University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Asset Allocation              0.80%   LargeCap Growth Equity      1.00%
      Balanced                      0.59%   LargeCap Stock Index        0.35%
      Bond                          0.45%   LargeCap Value              0.75%
      Capital Value                 0.60%   MidCap                      0.57%
      Diversified International     0.85%   MidCap Growth               0.90%
      Equity Growth                 0.76%   MidCap Value                1.05%
      Equity Income                 0.60%   Money Market                0.49%
      Government & High Quality             Real Estate Securities
      Bond                          0.44%                               0.88%
      Growth                        0.60%   Short-Term Bond             0.50%
      International Emerging                SmallCap
      Markets                       1.25%                               0.85%
      International SmallCap        1.19%   SmallCap Growth             1.00%
      LargeCap Blend                0.75%   SmallCap Value              1.09%




FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Asset Allocation              0.36%   LargeCap Growth Equity      0.38%
      Balanced                      0.10%   LargeCap Stock Index        0.01%
      Bond                          0.10%   LargeCap Value              0.21%
      Capital Value                 0.14%   MidCap                      0.14%
      Diversified International     0.10%   MidCap Growth               0.36%
      Equity Growth                 0.34%   MidCap Value                0.46%
      Equity Income                 0.17%   Money Market                0.07%
      Government & High Quality             Real Estate Securities
      Bond                          0.10%                               0.54%
      Growth                        0.13%   Short-Term Bond             0.10%
      International Emerging                SmallCap
      Markets                       0.48%                               0.19%
      International SmallCap        0.48%   SmallCap Growth             0.54%
      LargeCap Blend                0.30%   SmallCap Value              0.49%





98                                      Principal Variable Contracts Fund
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


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


Principal Variable Contracts Fund                                      99
www.principal.com

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


100                                     Principal Variable Contracts Fund
                                                          1-800-247-4123

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


Principal Variable Contracts Fund                                     101
www.principal.com
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


102                                     Principal Variable Contracts Fund
                                                          1-800-247-4123
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.28     $11.70         $9.82        $11.28        $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.14          0.15          0.20          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.82          1.92         (1.66)        (0.71)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.70       0.96          2.07         (1.46)        (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)     (0.38)        (0.19)           --         (0.24)
 Distributions from
  Realized Gains......        --         --            --            --         (0.03)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.20)     (0.38)        (0.19)           --         (0.27)
   ----                    -----      -----         -----                       -----
Net Asset Value, End
 of Period............    $12.78     $12.28        $11.70         $9.82        $11.28
                          ======     ======        ======         =====        ======
Total Return /(a)/ ...      5.79%      8.49%        21.61%       (12.94)%       (3.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $100,637   $103,131       $98,006       $82,409      $101,904
 Ratio of Expenses to
  Average Net Assets..      0.86%      0.84%         0.85%         0.84%         0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%      1.19%         1.49%         1.79%         2.23%
 Portfolio Turnover
  Rate................      83.5%     127.0%        186.0%        255.3%        182.4%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $14.34     $13.31        $11.56        $13.73        $15.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.31          0.27          0.34         0.40/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64       1.00          1.83         (2.11)        (1.42)/(c)/
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.95       1.31          2.10         (1.77)        (1.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)     (0.28)        (0.35)        (0.40)        (0.47)
 Distributions from
  Realized Gains......        --         --            --            --         (0.21)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.36)     (0.28)        (0.35)        (0.40)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $14.93     $14.34        $13.31        $11.56        $13.73
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.79%     10.05%        18.82%       (13.18)%       (6.96)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $116,927   $126,548      $124,735      $110,545      $144,214
 Ratio of Expenses to
  Average Net Assets..      0.64%      0.63%         0.65%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.63%/(b)/    0.65%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%      2.32%         2.23%         2.52%         2.73%/(c)/
 Portfolio Turnover
  Rate................     115.3%     128.3%        114.3%         87.8%        114.3%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.02        $14.73        $11.74        $16.29        $20.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --          0.09          0.06          0.03          0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          1.28          2.99         (4.54)        (2.82)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.21          1.37          3.05         (4.51)        (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.08)        (0.06)        (0.04)        (0.02)
 Distributions from
  Realized Gains......        --            --            --            --         (1.25)
   ----                                                                            -----
   Total Dividends and
         Distributions        --         (0.08)        (0.06)        (0.04)        (1.27)
   ----                                  -----         -----         -----         -----
Net Asset Value, End
 of Period............    $17.23        $16.02        $14.73        $11.74        $16.29
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      7.55%         9.33%        25.95%       (27.72)%      (14.86)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,192      $280,700      $272,831      $219,044      $334,401
 Ratio of Expenses to
  Average Net Assets..      0.77%         0.72%         0.74%         0.77%         0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.77%/(e)/    0.77%/(e)/      --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%         0.59%         0.47%         0.19%         0.06%
 Portfolio Turnover
  Rate................      51.6%        147.7%        130.9%        138.8%         88.8%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.01      $7.93      $7.26      $8.73      $12.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.37       0.34       0.34       0.37        0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.41       1.05       0.66      (1.47)      (3.70)
                            ----       ----       ----      -----       -----
 Total From Investment
            Operations      0.78       1.39       1.00      (1.10)      (3.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.31)     (0.33)     (0.37)      (0.25)
  ----
   Total Dividends and
         Distributions     (0.01)     (0.31)     (0.33)     (0.37)      (0.25)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............     $9.78      $9.01      $7.93      $7.26       $8.73
                           =====      =====      =====      =====       =====
Total Return /(b)/ ...      8.67%     17.60%     13.83%    (12.61)%    (27.70)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $91,489    $44,572    $30,255    $25,079     $33,802
 Ratio of Expenses to
  Average Net Assets..      0.66%      0.62%      0.61%      0.62%       0.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.93%      4.13%      4.54%      4.40%       2.22%
 Portfolio Turnover
  Rate................      84.7%     137.2%      22.5%      66.4%      104.2%

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(A)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77     $12.00     $11.58      $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44       0.45       0.43        0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)     (0.24)      0.55        0.32
  ----                                -----      -----       ----        ----
 Total From Investment
            Operations      0.23       0.40       0.21       0.98        0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)     (0.44)     (0.52)      (0.68)
 Distributions from
  Realized Gains......        --         --         --      (0.04)         --
   ----                                                     -----
   Total Dividends and
         Distributions     (0.51)     (0.53)     (0.44)     (0.56)      (0.68)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.36     $11.64     $11.77     $12.00      $11.58
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      2.01%      3.56%      1.84%      8.80%       7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034   $368,564   $342,001    $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%      0.44%      0.47%       0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%      3.83%      4.87%       5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%     110.4%      33.8%       45.9%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94        $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03          0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40          0.95          2.26         (3.58)        (4.19)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.43          1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)        (0.03)        (0.02)           --            --
   ----                    -----         -----         -----
Net Asset Value, End
 of Period............    $13.29        $11.94        $10.95         $8.68        $12.24
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     12.09%         9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254      $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%         0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.60%/(f)/    0.61%/(f)/    0.61%/(f)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%         0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%        122.4%         40.8%         27.3%         39.0%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $14.78        $12.86         $8.24         $8.93         $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.22          0.12          0.11          0.02          0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.46          3.04          4.60         (0.70)        (0.48)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      4.68          3.16          4.71         (0.68)        (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.10)        (0.08)           --         (0.04)
 Distributions from
  Realized Gains......     (3.27)        (1.14)           --            --            --
 Tax Return of Capital
  Distributions /(a)/.        --            --         (0.01)        (0.01)           --
  -----                                                -----         -----
   Total Dividends and
         Distributions     (3.44)        (1.24)        (0.09)        (0.01)        (0.04)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.02        $14.78        $12.86         $8.24         $8.93
                          ======        ======        ======         =====         =====
Total Return /(b)/ ...     34.29%        24.89%        57.20%        (7.63)%       (4.24)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,639       $43,502       $23,972       $10,835        $6,964
 Ratio of Expenses to
  Average Net Assets..      1.60%         1.53%         1.71%         1.60%         1.35%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.60%/(d)/    1.55%/(e)/    1.84%/(e)/    2.26%/(e)/    2.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%         0.87%         1.16%         0.39%         0.97%
 Portfolio Turnover
  Rate................     169.6%        171.0%        112.4%        147.7%        137.4%



/(a) /See "Dividends and Distributions to Shareholders" in Notes to Financial
  Statements.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002            2001
                            ----         ----         ----         ----            ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.72       $13.73        $9.06       $10.84          $13.87
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12         0.11         0.10         0.08            0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.96         4.00         4.72        (1.83)          (3.07)
                            ----         ----         ----        -----           -----
 Total From Investment
            Operations      5.08         4.11         4.82        (1.75)          (3.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)       (0.12)       (0.15)       (0.03)             --
 Distributions from
  Realized Gains......     (0.19)          --           --           --              --
  ----                     -----
   Total Dividends and
         Distributions     (0.30)       (0.12)       (0.15)       (0.03)             --
  ----                     -----        -----        -----        -----
Net Asset Value, End
 of Period............    $22.50       $17.72       $13.73        $9.06          $10.84
                          ======       ======       ======        =====          ======
Total Return /(a)/ ...     29.12%       30.20%       54.15%      (16.20)%        (21.85)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,454      $99,833      $66,242      $38,912         $43,674
 Ratio of Expenses to
  Average Net Assets..      1.33%        1.30%        1.33%        1.31%           1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.33%/(d)/   1.31%/(e)/   1.33%/(e)/   1.32%/(e)/        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%        0.75%        1.00%        0.77%           0.32%
 Portfolio Turnover
  Rate................     132.3%       140.6%       128.9%        73.6%          123.8%

                            2005         2004         2003        2002/(F)/
                            ----         ----         ----        ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.73       $10.37        $8.43       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10         0.13         0.10         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40         0.92         1.90        (1.57)
                            ----         ----         ----        -----
 Total From Investment
            Operations      0.50         1.05         2.00        (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --        (0.11)       (0.06)       (0.02)
 Distributions from
  Realized Gains......     (0.04)       (0.58)          --           --
  ----                     -----        -----
   Total Dividends and
         Distributions     (0.04)       (0.69)       (0.06)       (0.02)
                           -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.19       $10.73       $10.37        $8.43
                          ======       ======       ======        =====
Total Return /(a)/ ...      4.74%       10.36%       23.76%      (15.47)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $135,072      $90,751      $54,632      $13,927
 Ratio of Expenses to
  Average Net Assets..      0.78%        0.76%        0.80%        1.00%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         0.78%/(c)/   0.83%/(c)/   1.10%/(h)(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%        1.23%        1.08%        0.86%/(h)/
 Portfolio Turnover
  Rate................      44.1%        75.6%        56.2%        49.1%/(h)/







/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without commission rebates.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60      $4.47         $3.63        $5.44        $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01       0.01            --        (0.02)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16       0.13          0.84        (1.79)       (2.31)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.17       0.14          0.84        (1.81)       (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
   Total Dividends and
         Distributions     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
Net Asset Value, End
 of Period............     $4.76      $4.60         $4.47        $3.63        $5.44
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      3.63%      3.16%        23.14%      (33.27)%     (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912    $31,179       $24,677       $5,572       $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%      1.04%         1.16%        1.05%        1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       1.05%/(d)/    1.19%/(d)/   1.09%/(d)/   1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%      0.28%        (0.13)%      (0.49)%      (0.62)%
 Portfolio Turnover
  Rate................      91.2%     141.8%         51.1%       183.8%       121.2%

                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35        $8.29        $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10         0.08         0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70        (1.94)       (1.23)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.39       0.84          1.80        (1.86)       (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)       (0.08)       (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)       (0.08)       (0.08)
   ----                               -----         -----        -----        -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06        $6.35        $8.29
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%      (22.44)%     (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638      $72,949      $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%        0.39%        0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.38%      0.37%         0.39%        0.39%        0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%        1.22%        1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%        15.1%        10.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(d) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002/(C)/
                            ----       ----          ----         ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $11.88     $10.80         $8.52        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18       0.19          0.16          0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46       1.22          2.23         (1.48)
                            ----       ----          ----         -----
 Total From Investment
            Operations      0.64       1.41          2.39         (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.16)        (0.11)        (0.06)
 Distributions from
  Realized Gains......     (0.07)     (0.17)           --            --
  -----                    -----      -----
   Total Dividends and
         Distributions     (0.07)     (0.33)        (0.11)        (0.06)
                           -----      -----         -----         -----
Net Asset Value, End
 of Period............    $12.45     $11.88        $10.80         $8.52
                          ======     ======        ======         =====
Total Return /(a)/ ...      5.44%     13.09%        28.05%       (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,221    $80,721       $47,221       $13,186
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.75%         0.74%         0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       0.76%/(f)/    0.79%/(f)/    1.00%/(e)(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.65%         1.77%         1.79%/(e)/
 Portfolio Turnover
  Rate................      19.7%      23.2%         17.1%          5.9%/(e)/

                            2005       2004          2003          2002             2001
                            ----       ----          ----          ----             ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63     $37.56        $28.54        $32.09           $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.39          0.35          0.30             0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12       6.05          9.01         (3.08)           (1.50)
                            ----       ----          ----         -----            -----
 Total From Investment
            Operations      3.57       6.44          9.36         (2.78)           (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.39)        (0.34)        (0.30)           (0.24)
 Distributions from
  Realized Gains......     (0.66)     (3.98)           --         (0.47)           (0.88)
   ----                    -----      -----                       -----            -----
   Total Dividends and
         Distributions     (0.66)     (4.37)        (0.34)        (0.77)           (1.12)
                           -----      -----         -----         -----            -----
Net Asset Value, End
 of Period............    $42.54     $39.63        $37.56        $28.54           $32.09
                          ======     ======        ======        ======           ======
Total Return /(a)/ ...      9.21%     17.76%        32.81%        (8.75)%          (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812   $395,304      $334,204      $248,986         $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%      0.59%         0.61%         0.62%            0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.59%/(f)/    0.61%/(f)/    0.62%/(f)/         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%      1.02%         1.09%         0.98%            0.77%
 Portfolio Turnover
  Rate................      49.9%      38.9%         44.9%         67.9%            73.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84      $8.80        $6.26        $8.49       $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)     (0.03)       (0.03)       (0.04)       (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37       1.07         2.57        (2.19)       (1.68)
                            ----       ----         ----        -----        -----
 Total From Investment
            Operations      1.35       1.04         2.54        (2.23)       (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --           --           --        (0.24)
   ----                                                                      -----
   Total Dividends and
         Distributions        --         --           --           --        (0.24)
   ----                                                                      -----
Net Asset Value, End
 of Period............    $11.19      $9.84        $8.80        $6.26        $8.49
                          ======      =====        =====        =====        =====
Total Return /(a)/ ...     13.72%     11.82%       40.58%      (26.27)%     (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471    $59,674      $54,288      $21,934      $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.86%        0.91%        0.91%        0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.92%/(b)/   0.94%/(b)/   0.92%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%    (0.30)%      (0.39)%      (0.55)%      (0.66)%
 Portfolio Turnover
  Rate................      97.0%      47.7%        67.5%        43.1%        55.2%

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13       $10.48       $11.68       $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02         0.01           --         0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10         3.81        (1.16)       (0.35)
                            ----       ----         ----        -----        -----
 Total From Investment
            Operations      1.58       3.12         3.82        (1.16)       (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)       (0.01)          --        (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)       (0.16)       (0.04)       (0.54)
                           -----      -----        -----        -----        -----
   Total Dividends and
         Distributions     (0.39)     (1.87)       (0.17)       (0.04)       (0.55)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $16.57     $15.38       $14.13       $10.48       $11.68
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...     10.55%     22.67%       36.49%       (9.96)%      (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166      $52,054      $24,766      $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%        1.05%        1.04%        1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/   1.08%/(b)/   1.10%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%        0.11%        0.03%        0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%        55.5%        75.3%       208.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002       2001
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009      0.007      0.014      0.039
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.027      0.009      0.007      0.014      0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)    (0.007)    (0.014)    (0.039)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.027)    (0.009)    (0.007)    (0.014)    (0.039)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      2.69%      0.92%      0.74%      1.42%      3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553   $151,545   $201,455   $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%      0.49%      0.49%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%      0.74%      1.40%      3.70%

                            2005       2004       2003       2002       2001
                            ----       ----       ----       ----       ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90     $11.24     $10.77     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39       0.49       0.35       0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66       3.87       0.48       0.47
                            ----       ----       ----       ----       ----
 Total From Investment
            Operations      2.79       5.05       4.36       0.83       0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)     (0.42)     (0.35)     (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)     (0.28)     (0.01)        --
  ----                     -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.16)     (2.07)     (0.70)     (0.36)     (0.41)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $20.51     $17.88     $14.90     $11.24     $10.77
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     15.85%     34.53%     38.91%      7.72%      8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022    $93,018    $46,358    $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%      0.91%      0.92%      0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%      0.92%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%      3.83%      3.99%      4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%      53.9%      54.4%      92.4%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003/(D)/
                           ----      ----        ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............   $10.12     $9.99       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.33      0.25         0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)    (0.12)       (0.05)
                          -----     -----        -----
 Total From Investment
            Operations     0.18      0.13         0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)       --        (0.09)
   ----                   -----                  -----
   Total Dividends and
         Distributions    (0.19)       --        (0.09)
   ----                   -----                  -----
Net Asset Value, End
 of Period............   $10.11    $10.12        $9.99
                         ======    ======        =====
Total Return /(a)/ ...     1.80%     1.30%        0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $83,822   $56,241      $20,552
 Ratio of Expenses to
  Average Net Assets..     0.57%     0.53%        0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....       --        --         0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.26%     2.53%        2.15%/(f)/
 Portfolio Turnover
  Rate................     74.3%     34.8%         5.0%/(f)/

                           2005      2004         2003         2002         2001
                           ----      ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55     $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02        --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65      1.58         2.14        (2.20)        0.20
                           ----      ----         ----        -----         ----
 Total From Investment
            Operations     0.67      1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --        (0.01)       (0.01)          --
  ----                                           -----        -----
   Total Dividends and
         Distributions       --        --        (0.01)       (0.01)          --
  ----                                           -----        -----
Net Asset Value, End
 of Period............   $10.22     $9.55        $7.97        $5.83        $8.03
                         ======     =====        =====        =====        =====
Total Return /(a)/ ...     7.04%    19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476   $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%     0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      0.86%/(g)/   0.95%/(g)/   0.97%/(g)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%     0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%    188.7%       162.9%       215.5%       154.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004         2003         2002         2001
                            ----        ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..     $9.30       $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.07)      (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.69        1.00         2.66        (4.81)       (4.89)
                            ----        ----         ----        -----        -----
 Total From Investment
            Operations      0.62        0.94         2.62        (4.86)       (4.99)
                            ----        ----         ----        -----        -----
Net Asset Value, End
 of Period............     $9.92       $9.30        $8.36        $5.74       $10.60
                           =====       =====        =====        =====       ======
Total Return /(a)/ ...      6.67%      11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $66,656     $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..      1.05%       0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --        1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.77)%     (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................      68.2%       43.3%        54.1%       287.9%       152.2%

                            2005        2004         2003         2002         2001
                            ----        ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83      $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07        0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96        3.37         5.14        (1.07)        0.60
                            ----        ----         ----        -----         ----
 Total From Investment
            Operations      1.03        3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)      (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)      (1.58)       (0.41)          --        (0.49)
  ----                     -----       -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)      (1.61)       (0.46)       (0.06)       (0.58)
                           -----       -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61      $16.83       $15.04       $10.30       $11.37
                          ======      ======       ======       ======       ======
Total Return /(a)/ ...      6.22%      23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035    $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%       1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%       0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%       38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.


                                       82








ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


104                                     Principal Variable Contracts Fund
                                                          1-800-247-4123

                       SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

SMALLCAP ACCOUNT
Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Account. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day Account management.


PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT                 INTERNATIONAL SMALLCAP
                                                   ACCOUNT
          BALANCED ACCOUNT                         LARGECAP GROWTH EQUITY
                                                   ACCOUNT
          BOND ACCOUNT                             LARGECAP STOCK INDEX ACCOUNT
          CAPITAL VALUE ACCOUNT                    MIDCAP ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT        MIDCAP GROWTH ACCOUNT
          EQUITY GROWTH ACCOUNT                    MIDCAP VALUE ACCOUNT
          EQUITY INCOME ACCOUNT                    MONEY MARKET ACCOUNT
          GOVERNMENT & HIGH QUALITY BOND ACCOUNT   REAL ESTATE SECURITIES
                                                   ACCOUNT
           (previously Government Securities       SMALLCAP ACCOUNT
              Account)
          GROWTH ACCOUNT                           SMALLCAP GROWTH ACCOUNT
          INTERNATIONAL EMERGING MARKETS ACCOUNT   SMALLCAP VALUE ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Asset Allocation Account..............................................5

  Balanced Account......................................................8

  Bond Account..........................................................11

  Capital Value Account.................................................15


  Diversified International Account.....................................18

  Equity Growth Account.................................................21

  Equity Income Account.................................................24


  Government & High Quality Bond Account
(f/k/a Government Securities Accunt)....................................27


  Growth Account........................................................31

  International Emerging Markets Account................................33

  International SmallCap Account........................................36

  LargeCap Growth Equity Account........................................39

  LargeCap Stock Index Account..........................................41

  MidCap Account........................................................43

  MidCap Growth Account.................................................46

  MidCap Value Account..................................................49

  Money Market Account..................................................52

  Real Estate Securities Account........................................55

  SmallCap Account......................................................58

  SmallCap Growth Account...............................................61

  SmallCap Value Account................................................64


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................67

PRICING OF ACCOUNT SHARES...............................................72

DIVIDENDS AND DISTRIBUTIONS.............................................73

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................73
  The Manager...........................................................73

  The Sub-Advisors......................................................73

  Duties of the Manager and Sub-Advisors................................84

  Fees Paid to the Manager..............................................84

  Fees Paid to the Sub-Advisors.........................................84


GENERAL INFORMATION ABOUT AN ACCOUNT....................................85
  Frequent Trading and Market Timing (Abusive Trading Practices)........85

  Eligible Purchasers...................................................86

  Shareholder Rights....................................................86

  Non-Cumulative Voting.................................................87

  Purchase of Account Shares............................................87

  Sale of Account Shares................................................87

  Restricted Transfers..................................................88

  Financial Statements..................................................88


FINANCIAL HIGHLIGHTS....................................................88

ADDITIONAL INFORMATION..................................................100


2                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. Columbus Circle Investors ("CCI")*
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")

.. Morgan Stanley Investment Management Inc. ("MSIM Inc.") doing business as "Van
  Kampen"
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*

.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

  * CCI, Principal, Principal - REI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.


Principal Variable Contracts Fund                                       3
www.principal.com

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Funds at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Funds, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account's assets, Van Kampen assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, Van Kampen changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


Van Kampen does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:

.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


Principal Variable Contracts Fund                                       5
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


6                                       Principal Variable Contracts Fund
                                                          1-800-247-4123

Van Kampen has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.92

"1997"18.19


"1998"9.18


"1999"19.49


"2000"1.61


"2001"-3.92


"2002"-12.94


"2003"21.61


"2004"8.49

                              The Account's highest/lowest quarterly returns
"2005"5.79                    during this
                              time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of March 31, 2006 is 3.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             5.79         3.14          7.52               8.25
 S&P 500 Index ........      4.91         0.54          9.07              11.02
 Lehman Brothers
 Aggregate Bond Index .      2.43         5.87          6.17               6.92
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     13.54         4.56          5.84               6.03
 Morningstar Moderate
 Allocation Category
 Average ..............      5.29         2.93          7.35               8.55
 Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.80%
 Other Expenses...................   0.06
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.86%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                      $88   $274  $477  $1,061




Principal Variable Contracts Fund                                       7
www.principal.com

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

The Sub-Advisor, Principal, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. Because the Account invests in both stocks and bonds, the Account may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Risks for this Account include:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


8                                       Principal Variable Contracts Fund
                                                          1-800-247-4123
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 115.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.


Principal Variable Contracts Fund                                       9
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"13.13

"1997"17.93


"1998"11.91


"1999"2.4


"2000"0.13


"2001"-6.96


"2002"-13.18


"2003"18.82


"2004"10.05

                              The Account's highest/lowest quarterly returns
"2005"6.79                    during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of March 31, 2006 is 3.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            6.79          2.44          5.61               8.43
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond Index .     4.01          2.96          8.24              10.52
 Morningstar Moderate
 Allocation Category
 Average ..............     5.29          2.93          7.35               9.52
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.59%
 Other Expenses...................   0.05
                                     ----
  TOTAL ACCOUNT OPERATING EXPENSES   0.64%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 BALANCED ACCOUNT                                                                              $65   $205  $357  $798




10                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining


Principal Variable Contracts Fund                                      11
www.principal.com
interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative


12                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


Principal Variable Contracts Fund                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591




14                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


Principal Variable Contracts Fund                                      15
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


16                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




Principal Variable Contracts Fund                                      17
www.principal.com

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more


18                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      19
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


20                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190




Principal Variable Contracts Fund                                      21
www.principal.com

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of March 31, 2006, this range was between approximately $952 million and $368.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's


22                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed an Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 51.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


Principal Variable Contracts Fund                                      23
www.principal.com

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"28.05

"1997"30.86


"1998"18.95


"1999"39.5


"2000"-11.71


"2001"-14.86


"2002"-27.72


"2003"25.95


"2004"9.33

                              The Account's highest/lowest quarterly returns
"2005"7.55                    during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of March 31, 2006 is 1.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            7.55         -1.84          8.39              10.89
 Russell 1000 Growth
 Index.................     5.26         -3.58          6.73               9.20
 Morningstar Large
 Growth Category
 Average ..............     6.46         -3.36          6.95               9.09
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.76%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                         $79   $246  $428  $954




24                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. The Account may invest up to 25% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the



Principal Variable Contracts Fund                                      25
www.principal.com

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.


26                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"2.29

"2000"19.18


"2001"-27.7


"2002"-12.61


"2003"13.83


"2004"17.6

                              The Account's highest/lowest quarterly returns
"2005"8.67                    during this
                              time period were:
                               HIGHESTQ3 '0018.18%
                               LOWEST Q3 '01-16.65%
LOGO

The year-to-date return as of March 31, 2006 is 7.04%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT ........     8.67         -1.67             3.40
 Russell 1000 Value Index .....     7.05          5.28             5.69
 Morningstar Moderate
 Allocation Category Average ..     5.29          2.93             4.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.60%
 Other Expenses.............................   0.06
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.66%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY INCOME ACCOUNT                                                                         $67   $211  $368  $822




Principal Variable Contracts Fund                                      27
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


28                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


Principal Variable Contracts Fund                                      29
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


30                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




Principal Variable Contracts Fund                                      31
www.principal.com

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2006 this range was between approximately $952 million and $368.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


32                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CCI became the Sub-Advisor to the Account on January 5, 2005.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.51

"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38

                              The Account's highest/lowest quarterly returns
"2005"12.09                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2006 is 4.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            12.09        -3.91          4.04              5.97
 Russell 1000 Growth
 Index.................      5.26        -3.58          6.73              9.27
 Morningstar Large
 Growth Category
 Average ..............      6.46        -3.36          6.95              9.05
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (May 2,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.62%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 GROWTH ACCOUNT                                                                                $63   $199  $346  $774




Principal Variable Contracts Fund                                      33
www.principal.com

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or

.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect


34                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 169.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      35
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24

"2002"-7.63


"2003"57.2


"2004"24.89

                              The Account's highest/lowest quarterly returns
"2005"34.29                   during this
                              time period were:
                               HIGHESTQ4 '0126.63%
                               LOWEST Q3 '01-23.90%
LOGO

The year-to-date return as of March 31, 2006 is 15.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                            PAST 1 YEAR        PAST 5 YEARS          LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......        34.29              18.45                   16.31
 MSCI Emerging Markets
 Free Index - NDTR/(1)/        34.00              19.08                   18.64
 MSCI Emerging Markets
 Free Index - ID ......        30.31              16.23                   14.18
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............        31.64              18.59                   16.26
  Index performance
  does not reflect
  deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (October 24,
  2000).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance.
  The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.25%
 Other Expenses.............................   0.35
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.60%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


36                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $163  $505  $871  $1,900




Principal Variable Contracts Fund                                      37
www.principal.com

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of

March 31, 2006 this range was between approximately $3.3 million and $26.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller


38                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 132.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


Principal Variable Contracts Fund                                      39
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81

"2000"-11.5


"2001"-21.85


"2002"-16.2


"2003"54.15


"2004"30.2

                              The Account's highest/lowest quarterly returns
"2005"29.12                   during this
                              time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of March 31, 2006 is 15.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT
                                    29.12        11.16             13.32
 Citigroup Extended Market
 Index (EMI) World ex US ......     11.70         4.32              9.36
 Morningstar Foreign Small/Mid
 Growth Category Average ......     24.79         8.46             12.37
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.19%
 Other Expenses.............................   0.14
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                            $135  $421  $729  $1,601




40                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


Principal Variable Contracts Fund                                      41
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.


42                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

GMO became the Sub-Advisor to the Account on March 31, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14


"2004"3.16

                              The Account's highest/lowest quarterly returns
"2005"3.63                    during this
                              time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

The year-to-date return as of March 31, 2006 is 1.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY ACCOUNT     3.63         -9.29            -13.27
 Russell 1000 Growth Index ....     5.26         -3.58             -6.99
 Morningstar Large Growth
 Category Average..............     6.46         -3.36             -5.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (October 24, 2000).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.09%
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329




Principal Variable Contracts Fund                                      43
www.principal.com

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2006, the market capitalization range of the Index was between approximately $579 million and $371.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets. Principal may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


44                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


Principal Variable Contracts Fund                                      45
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44


"2003"28.32


"2004"10.39

                              The Account's highest/lowest quarterly returns
"2005"4.47                    during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2006 is 4.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX ACCOUNT .     4.47          0.18             -0.11
 S&P 500 Index ................     4.91          0.54              0.54
 Morningstar Large Blend
 Category Average..............     5.77          0.50              1.55
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   0.25%*
 Other Expenses .................. .........   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.28%
 *Effective January 1, 2006.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                              $29   $90   $157  $356




46                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


Principal Variable Contracts Fund                                      47
www.principal.com

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


48                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726




Principal Variable Contracts Fund                                      49
www.principal.com

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


50                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


Principal Variable Contracts Fund                                      51
www.principal.com

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........     13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                         $94   $293  $509  $1,131




52                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


Principal Variable Contracts Fund                                      53
www.principal.com
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


54                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........     10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   1.05%
 Other Expenses .................. .........   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                          $109  $340  $590  $1,306




Principal Variable Contracts Fund                                      55
www.principal.com

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


56                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


Principal Variable Contracts Fund                                      57
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




58                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity
REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


Principal Variable Contracts Fund                                      59
www.principal.com

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


60                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

Principal REI has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53

                              The Account's highest/lowest quarterly returns
"2005"15.85                   during this
                              time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2006 is 16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES ACCOUNT     15.85        20.46             15.23
 MSCI US REIT Index ...........     12.52        18.80             12.60
 Morningstar Specialty - Real
 Estate Category Average ......     11.59        18.58             12.68
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.88%
 Other Expenses.............................   0.01
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.89%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $91   $284  $493  $1,096




Principal Variable Contracts Fund                                      61
www.principal.com

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of March 31, 2006, this range was between approximately $23 million and $5.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


62                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 125.8%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


Principal Variable Contracts Fund                                      63
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82

                              The Account's highest/lowest quarterly returns
"2005 "7.04                   during this
                              time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of March 31, 2006 is 11.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .............     7.04          5.51             3.66
 Russell 2000 Index ...........     4.55          8.22             5.77
 Morningstar Small Blend
 Category Average..............     6.62          9.89             8.23
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.85%
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP ACCOUNT                                                                              $90   $281  $488  $1,084




64                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


Principal Variable Contracts Fund                                      65
www.principal.com

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


66                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......     6.67         -8.64             1.29
 Russell 2000 Growth Index ....     4.15          2.28             1.46
 Morningstar Small Growth
 Category Average..............     5.74          2.17             6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                                   $107  $334  $579  $1,283




Principal Variable Contracts Fund                                      67
www.principal.com

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $29 million and $4.2 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


68                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.


Principal Variable Contracts Fund                                      69
www.principal.com

Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08

                              The Account's highest/lowest quarterly returns
"2005"6.22                    during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '02  -17.74%
LOGO

The year-to-date return as of March 31, 2006 is 13.36%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT .......     6.22         13.78             12.31
 Russell 2000 Value Index .....     4.71         13.55              9.19
 Morningstar Small Value
 Category Average..............     6.13         13.50              9.60
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.09%
 Other Expenses.............................   0.04
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.13%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                        $115  $359  $622  $1,375




70                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will


Principal Variable Contracts Fund                                      71
www.principal.com
maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond and MidCap Value may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse


72                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;


Principal Variable Contracts Fund                                      73
www.principal.com

.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad,


74                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond and Money Market) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Growth Equity, and LargeCap Stock Index Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies


Principal Variable Contracts Fund                                      75
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


may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:



76                                      Principal Variable Contracts Fund
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.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


Principal Variable Contracts Fund                                      77
www.principal.com

SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears





JOSEPH W. GARNER . Mr. Garner is Director of Emerald Research and a member of the Portfolio Management team. He is also co-manager of the Forward Emerald Growth Fund and the Forward Emerald Opportunities Fund. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz and Ms. Sears work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


78                                      Principal Variable Contracts Fund
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

Ms. Sears monitors all portfolios in wrap programs and works with Mr. Mertz in supervising the trading group staff. Mr. Mertz and Ms. Sears work as a team developing strategy.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Sam Wilderman




Day-to-day management of the Partners LargeCap Growth Fund is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Account's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Account is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Account's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Account's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the Division's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the


Principal Variable Contracts Fund                                      79
www.principal.com
valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin





RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


80                                      Principal Variable Contracts Fund
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


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York, 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies, had approximately $434.0 billion in asset under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is co-head of Morgan Stanley's Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one


Principal Variable Contracts Fund                                      81
www.principal.com
portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                           DAY-TO-DAY
           ACCOUNT                         ACCOUNT MANAGEMENT
           -------                         ------------------
           Balanced                        Dirk Laschanzky
           Bond                            William C. Armstrong
                                           Timothy R. Warrick
           Capital Value                   John Pihlblad
           Diversified International       Paul H. Blankenhagen
                                           Juliet Cohn
                                           Christopher Ibach
           Equity Income                   Dirk Laschanzky
           Government & High Quality Bond  Brad Fredericks
                                           Lisa Stange
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschanzky
                                           Mariateresa Monaco
           MidCap                          K. William Nolin
           Money Market                    Tracy Reeg
                                           Alice Robertson
           SmallCap                        Thomas Morabito





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an


82                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



MARIATERESA MONACO . Ms. Monaco is an portfolio manager at Principal. She serves as portfolio manager for the firm's small-cap growth and index portfiols and as a member of the firm's asset allocation policy group. Prior to joining Principal in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for Principal and is the portfolio manager on the small-cap value portfolios. Prior to joining Principal in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg


Principal Variable Contracts Fund                                      83
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


earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal. He has been managing real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


84                                      Principal Variable Contracts Fund
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


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps





ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


Principal Variable Contracts Fund                                      85
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

THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


Principal is the sub-advisor for the Equity Income Account. Day-to-day management decisions concerning a portion of the Equity Income Account's portfolio are made by Principal Real Estate Investors LLC ("Principal - REI"), and Spectrum each of which serves as sub-sub-advisor.


See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Account for a description of the firm and the individual who serves as portfolio manager.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



FERNANDO DIAZ. . Mr. Diaz is a vice president and assistant portfolio manager for Spectrum. Prior to joining Spectrum in 2000, Mr. Diaz was head of preferred trading at Spear, Leeds & Kellogg and Pershing, a division of DLJ, where he


86                                      Principal Variable Contracts Fund
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


initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.



JOSEPH J. URCIUOLI. . Mr. Urciuoli is a senior vice president and director of research for Spectrum and is responsible for all credit research supporting the client portfolios. He is also a portfolio manager. He joined Spectrum in 1998 from Presidential Life Insurance Company where he served as a fixed income analyst and assistant portfolio manager of a $2 billion portfolio. Mr. Urciuoli earned an MBA in Finance and a Bachelor's degree in finance from Long Island University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Asset Allocation               0.80%     LargeCap Growth Equity   1.00%
      Balanced                       0.59%     LargeCap Stock Index     0.35%
      Bond                           0.45%     MidCap                   0.57%
      Capital Value                  0.60%     MidCap Growth            0.90%
      Diversified International      0.85%     MidCap Value             1.05%
      Equity Growth                  0.76%     Money Market             0.49%
      Equity Income                  0.60%     Real Estate Securities   0.88%
      Government & High Quality                SmallCap
      Bond                           0.44%                              0.85%
      Growth                         0.60%     SmallCap Growth          1.00%
      International Emerging                   SmallCap Value
      Markets                        1.25%                              1.09%
      International SmallCap         1.19%




FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:

      Asset Allocation                         LargeCap Growth Equity  0.
                                                                       38
                                                                       %
      Balanced                                 LargeCap Stock Index    0.01%
      Bond                                     MidCap                  0.14%
      Capital Value                            MidCap Growth           0.3
                                                                       6
                                                                       %
      Diversified International                MidCap Value            0.4
                                                                       6
                                                                       %
      Equity Growth                            Money Market            0.0
                                                                       7
                                                                       %
      Equity Income                            Real Estate Securities  0.54%
      Government & High Quality                SmallCap                0.
      Bond                                                             19
                                                                       %
      Growth                                   SmallCap Growth         0.5
                                                                       4
                                                                       %
      International Emerging                   SmallCap Value          0.
      Markets                                                          49
                                                                       %
      International SmallCap
                                     0.48%





Principal Variable Contracts Fund                                      87
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


The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.
The Asset Allocation, Equity Growth, LargeCap Growth Equity, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


88                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


Principal Variable Contracts Fund                                      89
www.principal.com

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


90                                      Principal Variable Contracts Fund
                                                          1-800-247-4123
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


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www.principal.com
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.28     $11.70         $9.82        $11.28        $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.14          0.15          0.20          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.82          1.92         (1.66)        (0.71)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.70       0.96          2.07         (1.46)        (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)     (0.38)        (0.19)           --         (0.24)
 Distributions from
  Realized Gains......        --         --            --            --         (0.03)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.20)     (0.38)        (0.19)           --         (0.27)
   ----                    -----      -----         -----                       -----
Net Asset Value, End
 of Period............    $12.78     $12.28        $11.70         $9.82        $11.28
                          ======     ======        ======         =====        ======
Total Return /(a)/ ...      5.79%      8.49%        21.61%       (12.94)%       (3.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $100,637   $103,131       $98,006       $82,409      $101,904
 Ratio of Expenses to
  Average Net Assets..      0.86%      0.84%         0.85%         0.84%         0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%      1.19%         1.49%         1.79%         2.23%
 Portfolio Turnover
  Rate................      83.5%     127.0%        186.0%        255.3%        182.4%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $14.34     $13.31        $11.56        $13.73        $15.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.31          0.27          0.34         0.40/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64       1.00          1.83         (2.11)        (1.42)/(c)/
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.95       1.31          2.10         (1.77)        (1.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)     (0.28)        (0.35)        (0.40)        (0.47)
 Distributions from
  Realized Gains......        --         --            --            --         (0.21)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.36)     (0.28)        (0.35)        (0.40)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $14.93     $14.34        $13.31        $11.56        $13.73
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.79%     10.05%        18.82%       (13.18)%       (6.96)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $116,927   $126,548      $124,735      $110,545      $144,214
 Ratio of Expenses to
  Average Net Assets..      0.64%      0.63%         0.65%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.63%/(b)/    0.65%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%      2.32%         2.23%         2.52%         2.73%/(c)/
 Portfolio Turnover
  Rate................     115.3%     128.3%        114.3%         87.8%        114.3%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.02        $14.73        $11.74        $16.29        $20.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --          0.09          0.06          0.03          0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          1.28          2.99         (4.54)        (2.82)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.21          1.37          3.05         (4.51)        (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.08)        (0.06)        (0.04)        (0.02)
 Distributions from
  Realized Gains......        --            --            --            --         (1.25)
   ----                                                                            -----
   Total Dividends and
         Distributions        --         (0.08)        (0.06)        (0.04)        (1.27)
   ----                                  -----         -----         -----         -----
Net Asset Value, End
 of Period............    $17.23        $16.02        $14.73        $11.74        $16.29
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      7.55%         9.33%        25.95%       (27.72)%      (14.86)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,192      $280,700      $272,831      $219,044      $334,401
 Ratio of Expenses to
  Average Net Assets..      0.77%         0.72%         0.74%         0.77%         0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.77%/(e)/    0.77%/(e)/      --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%         0.59%         0.47%         0.19%         0.06%
 Portfolio Turnover
  Rate................      51.6%        147.7%        130.9%        138.8%         88.8%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.01      $7.93      $7.26      $8.73      $12.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.37       0.34       0.34       0.37        0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.41       1.05       0.66      (1.47)      (3.70)
                            ----       ----       ----      -----       -----
 Total From Investment
            Operations      0.78       1.39       1.00      (1.10)      (3.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.31)     (0.33)     (0.37)      (0.25)
  ----
   Total Dividends and
         Distributions     (0.01)     (0.31)     (0.33)     (0.37)      (0.25)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............     $9.78      $9.01      $7.93      $7.26       $8.73
                           =====      =====      =====      =====       =====
Total Return /(b)/ ...      8.67%     17.60%     13.83%    (12.61)%    (27.70)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $91,489    $44,572    $30,255    $25,079     $33,802
 Ratio of Expenses to
  Average Net Assets..      0.66%      0.62%      0.61%      0.62%       0.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.93%      4.13%      4.54%      4.40%       2.22%
 Portfolio Turnover
  Rate................      84.7%     137.2%      22.5%      66.4%      104.2%

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(A)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77     $12.00     $11.58      $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44       0.45       0.43        0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)     (0.24)      0.55        0.32
  ----                                -----      -----       ----        ----
 Total From Investment
            Operations      0.23       0.40       0.21       0.98        0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)     (0.44)     (0.52)      (0.68)
 Distributions from
  Realized Gains......        --         --         --      (0.04)         --
   ----                                                     -----
   Total Dividends and
         Distributions     (0.51)     (0.53)     (0.44)     (0.56)      (0.68)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.36     $11.64     $11.77     $12.00      $11.58
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      2.01%      3.56%      1.84%      8.80%       7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034   $368,564   $342,001    $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%      0.44%      0.47%       0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%      3.83%      4.87%       5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%     110.4%      33.8%       45.9%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94        $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03          0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40          0.95          2.26         (3.58)        (4.19)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.43          1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)        (0.03)        (0.02)           --            --
   ----                    -----         -----         -----
Net Asset Value, End
 of Period............    $13.29        $11.94        $10.95         $8.68        $12.24
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     12.09%         9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254      $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%         0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.60%/(f)/    0.61%/(f)/    0.61%/(f)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%         0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%        122.4%         40.8%         27.3%         39.0%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $14.78        $12.86         $8.24         $8.93         $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.22          0.12          0.11          0.02          0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.46          3.04          4.60         (0.70)        (0.48)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      4.68          3.16          4.71         (0.68)        (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.10)        (0.08)           --         (0.04)
 Distributions from
  Realized Gains......     (3.27)        (1.14)           --            --            --
 Tax Return of Capital
  Distributions /(a)/.        --            --         (0.01)        (0.01)           --
  -----                                                -----         -----
   Total Dividends and
         Distributions     (3.44)        (1.24)        (0.09)        (0.01)        (0.04)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.02        $14.78        $12.86         $8.24         $8.93
                          ======        ======        ======         =====         =====
Total Return /(b)/ ...     34.29%        24.89%        57.20%        (7.63)%       (4.24)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,639       $43,502       $23,972       $10,835        $6,964
 Ratio of Expenses to
  Average Net Assets..      1.60%         1.53%         1.71%         1.60%         1.35%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.60%/(d)/    1.55%/(e)/    1.84%/(e)/    2.26%/(e)/    2.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%         0.87%         1.16%         0.39%         0.97%
 Portfolio Turnover
  Rate................     169.6%        171.0%        112.4%        147.7%        137.4%



/(a) /See "Dividends and Distributions to Shareholders" in Notes to Financial
  Statements.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002         2001
                            ----         ----         ----         ----         ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.72       $13.73        $9.06       $10.84       $13.87
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12         0.11         0.10         0.08         0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.96         4.00         4.72        (1.83)       (3.07)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      5.08         4.11         4.82        (1.75)       (3.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)       (0.12)       (0.15)       (0.03)          --
 Distributions from
  Realized Gains......     (0.19)          --           --           --           --
  ----                     -----
   Total Dividends and
         Distributions     (0.30)       (0.12)       (0.15)       (0.03)          --
  ----                     -----        -----        -----        -----
Net Asset Value, End
 of Period............    $22.50       $17.72       $13.73        $9.06       $10.84
                          ======       ======       ======        =====       ======
Total Return /(a)/ ...     29.12%       30.20%       54.15%      (16.20)%     (21.85)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,454      $99,833      $66,242      $38,912      $43,674
 Ratio of Expenses to
  Average Net Assets..      1.33%        1.30%        1.33%        1.31%        1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.33%/(c)/   1.31%/(d)/   1.33%/(d)/   1.32%/(d)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%        0.75%        1.00%        0.77%        0.32%
 Portfolio Turnover
  Rate................     132.3%       140.6%       128.9%        73.6%       123.8%

                            2005         2004         2003         2002         2001
                            ----         ----         ----         ----         ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60        $4.47        $3.63        $5.44        $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01         0.01           --        (0.02)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16         0.13         0.84        (1.79)       (2.31)
                            ----         ----         ----        -----        -----
 Total From Investment
            Operations      0.17         0.14         0.84        (1.81)       (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)       (0.01)          --           --           --
 -----                     -----        -----
   Total Dividends and
         Distributions     (0.01)       (0.01)          --           --           --
 -----                     -----        -----
Net Asset Value, End
 of Period............     $4.76        $4.60        $4.47        $3.63        $5.44
                           =====        =====        =====        =====        =====
Total Return /(a)/ ...      3.63%        3.16%       23.14%      (33.27)%     (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912      $31,179      $24,677       $5,572       $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%        1.04%        1.16%        1.05%        1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         1.05%/(e)/   1.19%/(e)/   1.09%/(e)/   1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%        0.28%       (0.13)%      (0.49)%      (0.62)%
 Portfolio Turnover
  Rate................      91.2%       141.8%        51.1%       183.8%       121.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35         $8.29         $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10          0.08          0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70         (1.94)        (1.23)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.39       0.84          1.80         (1.86)        (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)        (0.08)        (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)        (0.08)        (0.08)
   ----                               -----         -----         -----         -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06         $6.35         $8.29
                           =====      =====         =====         =====         =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%       (22.44)%      (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638       $72,949       $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%         0.39%         0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...      0.38%      0.37%         0.39%         0.39%         0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%         1.22%         1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%         15.1%         10.8%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63     $37.56        $28.54        $32.09        $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.39          0.35          0.30          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12       6.05          9.01         (3.08)        (1.50)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      3.57       6.44          9.36         (2.78)        (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.39)        (0.34)        (0.30)        (0.24)
 Distributions from
  Realized Gains......     (0.66)     (3.98)           --         (0.47)        (0.88)
   ----                    -----      -----                       -----         -----
   Total Dividends and
         Distributions     (0.66)     (4.37)        (0.34)        (0.77)        (1.12)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $42.54     $39.63        $37.56        $28.54        $32.09
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      9.21%     17.76%        32.81%        (8.75)%       (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812   $395,304      $334,204      $248,986      $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%      0.59%         0.61%         0.62%         0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.59%/(c)/    0.61%/(c)/    0.62%/(c)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%      1.02%         1.09%         0.98%         0.77%
 Portfolio Turnover
  Rate................      49.9%      38.9%         44.9%         67.9%         73.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(c) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84      $8.80        $6.26        $8.49       $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)     (0.03)       (0.03)       (0.04)       (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37       1.07         2.57        (2.19)       (1.68)
                            ----       ----         ----        -----        -----
 Total From Investment
            Operations      1.35       1.04         2.54        (2.23)       (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --           --           --        (0.24)
   ----                                                                      -----
   Total Dividends and
         Distributions        --         --           --           --        (0.24)
   ----                                                                      -----
Net Asset Value, End
 of Period............    $11.19      $9.84        $8.80        $6.26        $8.49
                          ======      =====        =====        =====        =====
Total Return /(a)/ ...     13.72%     11.82%       40.58%      (26.27)%     (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471    $59,674      $54,288      $21,934      $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.86%        0.91%        0.91%        0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.92%/(b)/   0.94%/(b)/   0.92%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%    (0.30)%      (0.39)%      (0.55)%      (0.66)%
 Portfolio Turnover
  Rate................      97.0%      47.7%        67.5%        43.1%        55.2%

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13       $10.48       $11.68       $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02         0.01           --         0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10         3.81        (1.16)       (0.35)
                            ----       ----         ----        -----        -----
 Total From Investment
            Operations      1.58       3.12         3.82        (1.16)       (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)       (0.01)          --        (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)       (0.16)       (0.04)       (0.54)
                           -----      -----        -----        -----        -----
   Total Dividends and
         Distributions     (0.39)     (1.87)       (0.17)       (0.04)       (0.55)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $16.57     $15.38       $14.13       $10.48       $11.68
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...     10.55%     22.67%       36.49%       (9.96)%      (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166      $52,054      $24,766      $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%        1.05%        1.04%        1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/   1.08%/(b)/   1.10%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%        0.11%        0.03%        0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%        55.5%        75.3%       208.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002       2001
                            ----       ----       ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000     $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009      0.007      0.014      0.039
                           -----      -----      -----      -----      -----
 Total From Investment
            Operations     0.027      0.009      0.007      0.014      0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)    (0.007)    (0.014)    (0.039)
                          ------     ------     ------     ------     ------
   Total Dividends and
         Distributions    (0.027)    (0.009)    (0.007)    (0.014)    (0.039)
                          ------     ------     ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000     $1.000     $1.000     $1.000
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...      2.69%      0.92%      0.74%      1.42%      3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553   $151,545   $201,455   $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%      0.49%      0.49%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%      0.74%      1.40%      3.70%

                            2005       2004       2003       2002       2001
                            ----       ----       ----       ----       ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90     $11.24     $10.77     $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39       0.49       0.35       0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66       3.87       0.48       0.47
                            ----       ----       ----       ----       ----
 Total From Investment
            Operations      2.79       5.05       4.36       0.83       0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)     (0.42)     (0.35)     (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)     (0.28)     (0.01)        --
  ----                     -----      -----      -----      -----
   Total Dividends and
         Distributions     (0.16)     (2.07)     (0.70)     (0.36)     (0.41)
                           -----      -----      -----      -----      -----
Net Asset Value, End
 of Period............    $20.51     $17.88     $14.90     $11.24     $10.77
                          ======     ======     ======     ======     ======
Total Return /(a)/ ...     15.85%     34.53%     38.91%      7.72%      8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022    $93,018    $46,358    $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%      0.91%      0.92%      0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%      0.92%        --         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%      3.83%      3.99%      4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%      53.9%      54.4%      92.4%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55      $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02         --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65       1.58         2.14        (2.20)        0.20
                           ----       ----         ----        -----         ----
 Total From Investment
            Operations     0.67       1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
   Total Dividends and
         Distributions       --         --        (0.01)       (0.01)          --
  ----                                            -----        -----
Net Asset Value, End
 of Period............   $10.22      $9.55        $7.97        $5.83        $8.03
                         ======      =====        =====        =====        =====
Total Return /(a)/ ...     7.04%     19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476    $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%      0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --       0.86%/(b)/   0.95%/(b)/   0.97%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%      0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%     188.7%       162.9%       215.5%       154.5%

                           2005       2004         2003         2002         2001
                           ----       ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..    $9.30      $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.07)     (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.69       1.00         2.66        (4.81)       (4.89)
                           ----       ----         ----        -----        -----
 Total From Investment
            Operations     0.62       0.94         2.62        (4.86)       (4.99)
                           ----       ----         ----        -----        -----
Net Asset Value, End
 of Period............    $9.92      $9.30        $8.36        $5.74       $10.60
                          =====      =====        =====        =====       ======
Total Return /(a)/ ...     6.67%     11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $66,656    $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..     1.05%      0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........       --       1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.77)%    (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................     68.2%      43.3%        54.1%       287.9%       152.2%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/ /

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83     $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07       0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96       3.37         5.14        (1.07)        0.60
                            ----       ----         ----        -----         ----
 Total From Investment
            Operations      1.03       3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)     (1.58)       (0.41)          --        (0.49)
  ----                     -----      -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)     (1.61)       (0.46)       (0.06)       (0.58)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61     $16.83       $15.04       $10.30       $11.37
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...      6.22%     23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035   $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%      1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%      0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%      38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

92                                      Principal Variable Contracts Fund
                                                          1-800-247-4123

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


Principal Variable Contracts Fund                                      93
www.principal.com

                       SUPPLEMENT DATED SEPTEMBER 22, 2006
                 TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                         PROSPECTUSES DATED MAY 1, 2006
(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)


WM GROUP OF FUNDS ACQUISITION


On July 25, 2006, the Principal Financial Group, Inc. ("PFG") and its subsidiary, Principal Management Corporation entered into an agreement with Washington Mutual, Inc. ("WM") to acquire all of the outstanding stock of its subsidiaries, WM Advisors, Inc. ("WMA"), the investment advisor to the WM Group of Funds, WM Funds Distributors, Inc. and WM Shareholder Services, Inc. (the "Transaction"). On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved the proposed merger with the WM Funds and resulting proposed reorganizations (the "Reorganizations") of the funds. Pursuant to the Reorganizations, each of the WM Funds (each, an "Acquired Fund") will combine with and into the following corresponding separate series (each, an "Acquiring Fund") of PVC, subject to various conditions including the approval of the shareholders of each Acquired Fund:

 WM VARIABLE TRUST ("WMVT") ACQUIRED              PVC ACQUIRING FUNDS
                FUNDS
 Balanced Portfolio                      Balanced Portfolio /1/
 Conservative Balanced Portfolio         Conservative Balanced Portfolio /1/
 Conservative Growth Portfolio           Conservative Growth Portfolio /1/
 Equity Income Fund                      Equity Income Account I /1/
 Growth Fund                             Growth Account /2/
 Growth & Income Fund                    Disciplined LargeCap Blend Account /2/
 Income Fund                              Income Account /1/
 International Growth Fund               Diversified International Account /2/
 Mid Cap Stock Fund                      MidCap Stock Account /1/
 Money Market Fund                        Money Market Account /2/
 REIT Fund                                Real Estate Securities Account /2/
 Short Term Income Fund                  Short-Term Income Account /1/
 Small Cap Growth Fund                   SmallCap Growth Account /2/
 Small Cap Value Fund                    Small Cap Value Account /2/
 Strategic Growth Portfolio              Strategic Growth Portfolio /1/
 U.S. Government Securities Fund          Mortgage Securities Account /1/
 West Coast Equity Fund                  West Coast Equity Account /1/


It is currently expected that the Transaction will close in the fourth quarter of this calendar year and that the Reorganizations will occur shortly thereafter.


Under the Reorganizations (i) all the assets and the stated liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for Class 1 and Class 2 shares of the Acquiring Fund; (ii) holders of Class 1 and Class 2 shares of the Acquired Fund will receive, respectively, that number of Class 1 and Class 2 shares of the corresponding Acquiring Fund equal in value at the time of the exchange to the value of the holder's Acquired Fund shares at such time; and (iii) the Acquired Fund will be liquidated and dissolved.


FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the Reorganizations, WMVT and PVC will have received, in form and substance satisfactory to each, an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein and with respect to each Acquired Fund and its corresponding Acquiring Fund, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be
ZZ 23291
the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each Reorganization is not conditioned upon the closing of the others. However, one of the conditions to the closing of the Transaction is that shareholders of each of the following Acquired Funds (as well as certain other funds advised by WMA) approve the Reorganization: Conservative Balanced Portfolio, Flexible Income Portfolio, Balanced Portfolio, Conservative Growth Portfolio, Strategic Growth Portfolio, U.S. Government Securities Fund, Growth & Income Fund, Income Fund, Mid Cap Stock Fund, West Coast Equity Fund, International Growth Fund, Growth Fund, Short Term Income Fund and Equity Income Fund. If shareholders of any of these funds do not approve the Reorganization, PFG, in its discretion, may elect not to consummate the Transaction, in which case the Reorganization will not take place as to any Acquired Funds.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the Acquiring Funds, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganizations (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganizations has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.


OTHER REORGANIZATIONS


On September 11, 2006, the Principal Variable Contracts Fund, Inc. ("PVC") Board of Directors approved reorganizations (the "PVC Reorganizations") of two of its series. Pursuant to the PVC Reorganizations, the LargeCap Growth Equity Account and Equity Income Account (each, a "PVC Acquired Fund") will combine with and into the following corresponding separate series of PVC (each, a "PVC Acquiring Fund"), subject to various conditions including the approval of the shareholders of the PVC Acquired Fund:

         PVC ACQUIRED FUNDS                      PVC ACQUIRING FUNDS
 LargeCap Growth Equity Account         Equity Growth Account
 Equity Income Account                  Equity Income Account I/ 3/

It is currently expected that the PVC Reorganizations will occur after the end of the year.


Under the PVC Reorganizations (i) all the assets and the stated liabilities of each PVC Acquired Fund will be transferred to the PVC Acquiring Fund in exchange for Class 1 shares of the PVC Acquiring Fund; (ii) holders of Class 1 shares of the PVC Acquired Fund will receive, respectively, that number of Class 1 shares of the PVC Acquiring Fund equal in value at the time of the exchange to the value of the holder's PVC Acquired Fund shares at such time; and (iii) the PVC Acquired Fund will be liquidated and dissolved.
ZZ 23291

FEDERAL INCOME TAX CONSEQUENCES
As a condition to the consummation of the PVC Reorganizations, PVC will have received, in satisfactory form and substance, an opinion from counsel substantially to the effect that, based upon the facts and assumptions stated therein and with respect to the PVC Acquired Fund and its corresponding PVC Acquiring Fund, for federal income tax purposes: (1) the PVC Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code;
(2) no gain or loss will be recognized by the PVC Acquired Fund or the PVC Acquiring Fund upon the transfer of the assets and liabilities, if any, of the PVC Acquired Fund to the PVC Acquiring Fund solely in exchange for shares of the PVC Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the PVC Acquired Fund upon the exchange of such PVC Acquired Fund's shares solely for shares of the PVC Acquiring Fund; (4) the holding period and tax basis of the shares of the PVC Acquiring Fund received by each holder of shares of the PVC Acquired Fund pursuant to the PVC Reorganization will be the same as the holding period and tax basis of the shares of the PVC Acquired Fund held by the shareholder (provided the shares of the PVC Acquired Fund were held as a capital asset on the date of the PVC Reorganization) immediately prior to the PVC Reorganization; and (5) the holding period and tax basis of the assets of the PVC Acquired Fund acquired by the PVC Acquiring Fund will be the same as the holding period and tax basis of those assets to the PVC Acquired Fund immediately prior to the PVC Reorganization.

The foregoing is only a summary of the principal federal income tax consequences of the PVC Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. Further, this description of the federal income tax consequences of the PVC Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the PVC Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


OTHER INFORMATION
The closing of each PVC Reorganization is not conditioned upon the closing of the other PVC Reorganizations. However, the PVC Reorganization of the Equity Income Account may not occur if the Transaction described above under WM Group of Funds Acquisition does not occur.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the PVC Acquiring Fund, nor is it a solicitation of any proxy. For more information regarding the PVC Acquiring Fund, or to receive a free copy of a prospectus/proxy statement relating to the proposed reorganization (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-247-4123 or visit the PVC Acquiring Funds' website at www.principal.com/funds/mfprosp.htm. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's website (http://www.sec.gov). Please read the prospectus/information statement carefully before making any investment decisions.
_____________________________
   /1 /These Acquiring Funds are newly-organized funds that will commence operations in connection with the Reorganization. It is expected that the WMA portfolio management team managing each corresponding Acquired Fund will continue to manage the Acquiring
   Fund as sub-advisor, and that the Acquired Fund will be the survivor for accounting and performance reporting purposes.

   /2 /These Acquiring Funds are existing PVC Funds into which the relevant WM Fund will be merged; the portfolio management teams for these funds will be different from those of the corresponding
   Acquired Funds.

   /3 /This PVC Acquiring Fund is a newly-organized fund that will commence operations in connection with the PVC Reorganization; the portfolio management team for that fund will be different from that of the corresponding PVC Acquired Fund.



ZZ 23291

LARGECAP GROWTH EQUITY ACCOUNT
On September 11, 2006, the Fund's Board of Directors approved replacing the Fund's sub-advisor Grantham, Mayo, Van Otterloo & Co. with T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price, a wholly-owned subsidiary of
T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to-day account management will be provided by Robert W. Sharps. The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.



ROBERT W. SHARPS, CFA, CPA. . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.


The following changes to the Account's investment strategy will be made as a result of the change of sub-advisor.


MAIN STRATEGIES
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000 (R) Growth Index (as of June 30, 2006, this range was between approximately $1.6 billion and $364.7 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.


T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.
ZZ 23291

MIDCAP VALUE ACCOUNT
SMALLCAP GROWTH ACCOUNT
As communicated to you in a prospectus supplement dated June 16, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") began serving as an additional sub-advisor to the MidCap Value Account and Essex Investment Management Company, LLC ("Essex") began serving as an additional sub-advisor for the SmallCap Growth Account.

Following are revised fund descriptions for these two Accounts which incorporate information with regard to the processes these new sub-advisors will follow when managing their portions of the respective Account portfolios.
MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Neuberger Berman and Jacobs Levy as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of June 30, 2006, this range was between approximately $1.7 billion and $15.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

Neuberger Berman, the Sub-Advisor, selects stocks using a value oriented investment approach. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


Jacobs Levy, the Sub-Advisor, selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Their approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process they refer to as "disentangling." The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.


Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal
ZZ 23291
course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected UBS Global AM, Emerald and Essex as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of June 30, 2006, this range was between approximately $83 million and $2.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, efficient use of shareholder equity and sales acceleration when selecting securities. The
ZZ 23291

Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If the investor sells Account shares when their value is less than the price the investor paid, the investor will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in ZZ 23291 the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..




INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.
PRINCIPAL LIFETIME 2010 ACCOUNT
PRINCIPAL LIFETIME 2020 ACCOUNT
PRINCIPAL LIFETIME 2030 ACCOUNT
PRINCIPAL LIFETIME 2040 ACCOUNT
PRINCIPAL LIFETIME 2050 ACCOUNT
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The main strategies section for each of the above-named Accounts has been changed as follows:


MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Accounts of the Principal Variable Contracts Fund (the "underlying accounts"). The underlying accounts are intended to give the Account broad exposure to the domestic, foreign equity, fixed-income markets and other asset classes.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding the asset allocation of the Account's assets, the Manager and Sub-Advisor consider long-term asset class returns and within each asset class, the Manager considers a variety of factors including expected returns, expense levels, diversification and appropriate levels of risk within each asset class. Principal is also responsible for employing an active rebalancing strategy. This strategy identifies asset classes that appear attractive or unattractive over shorter time period. These views may lead to cash flows or Account assets being directed to move underlying account weights closer to their target position.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying accounts, their respective target weights and the cash flow allocations and any transfers of Account assets needed. The Manager is also responsible for monitoring the Sub-Advisor of each underlying account and may, at any time, add or substitute underlying accounts in which the Account invests.


Over time, shifts in the asset class targets and underlying accounts will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying accounts may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying accounts, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the account advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying account. Principal intends to gradually shift the Account's allocation among the underlying accounts so that within ten to fifteen years after the target year, the Account's underlying account allocation matches that of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


ZZ 23291


                         SUPPLEMENT DATED JUNE 16, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

MIDCAP VALUE ACCOUNT
Effective on or about June 30, 2006, Jacobs Levy Equity Management, Inc. ("Jacobs Levy") is an additional sub-advisor for the MidCap Value Account.

Jacobs Levy Equity Management, Inc. provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity separate accounts for institutional clients and currently manages about $20 billion in assets.


Day-to-day portfolio management is performed by the two founders of Jacobs Levy, Bruce Jacobs and Ken Levy. Mr. Jacobs and Mr. Levy are well-known for their research and academic publications on investment theory and practice. Together, they serve as portfolio managers for the portion of the Account's portfolio allocated by the Manager to Jacobs Levy for management and are responsible for research, security selection, portfolio construction and trading.



BRUCE JACOBS . Mr. Jacobs serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was a First Vice President of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operation Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University and an MA in Applied Economics and Ph.D. in Finance from the University of Pennsylvania's Wharton School.



KEN LEVY, CFA . Mr. Levy serves as co-chief investment officer, portfolio manager and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. He earned a BA in Economics from Cornell University, an MBA and an MA in Business Economics from the University of Pennsylvania's Wharton School and has completed all requirements short of the dissertation for a Ph.D. at Wharton. He has earned the right to use the Chartered Financial Analyst designation.

SMALLCAP GROWTH ACCOUNT
Effective on or about June 30, 2006, Essex Investment Management Company, LLC ("Essex") is an additional sub-advisor for the SmallCap Growth Account.

Essex Investment Management Company, LLC ("Essex") is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. As of March 31, 2006, Essex had a total of $3.95 billion in assets under management.


Day-to-day portfolio management is performed by Nancy B. Prial.



NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graded from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

                         SUPPLEMENT DATED MAY 25, 2006
      TO THE PROSPECTUSES FOR THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                               DATED MAY 1, 2006

(PLEASE NOTE THAT NOT ALL OF THESE ACCOUNTS ARE OFFERED IN ALL VARIABLE ANNUITY
                         AND VARIABLE LIFE CONTRACTS.)

SMALLCAP ACCOUNT
Effective May 19, 2006, Phil Nordhus, was appointed as co-Portfolio Manager for the SmallCap Account. Going forward, Mr. Nordhus and Mr. Morabito are the individuals responsible for day-to-day Account management.


PHIL NORDHUS, CFA. . Mr. Nordhus joined Principal in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor's degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.



                  PRINCIPAL VARIABLE CONTRACTS FUND, INC.




                            ACCOUNTS OF THE FUND
                            --------------------
ASSET ALLOCATION ACCOUNT                MIDCAP ACCOUNT
BALANCED ACCOUNT                        MIDCAP GROWTH ACCOUNT
BOND ACCOUNT                            MIDCAP VALUE ACCOUNT
CAPITAL VALUE ACCOUNT                   MONEY MARKET ACCOUNT
DIVERSIFIED INTERNATIONAL ACCOUNT       PRINCIPAL LIFETIME 2010 ACCOUNT
EQUITY GROWTH ACCOUNT                   PRINCIPAL LIFETIME 2020 ACCOUNT
EQUITY INCOME ACCOUNT                   PRINCIPAL LIFETIME 2030 ACCOUNT
GOVERNMENT & HIGH QUALITY BOND ACCOUNT  PRINCIPAL LIFETIME 2040 ACCOUNT
 (previously Government Securities      PRINCIPAL LIFETIME 2050 ACCOUNT
    Account)
GROWTH ACCOUNT                          PRINCIPAL LIFETIME STRATEGIC INCOME
                                        ACCOUNT
INTERNATIONAL EMERGING MARKETS ACCOUNT  REAL ESTATE SECURITIES ACCOUNT
INTERNATIONAL SMALLCAP ACCOUNT          SHORT-TERM BOND ACCOUNT
LARGECAP BLEND ACCOUNT                   (previously Limited Term Bond Account)
LARGECAP GROWTH EQUITY ACCOUNT          SMALLCAP ACCOUNT
LARGECAP STOCK INDEX ACCOUNT            SMALLCAP GROWTH ACCOUNT
LARGECAP VALUE ACCOUNT                  SMALLCAP VALUE ACCOUNT





This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.






                The date of this Prospectus is May 1, 2006.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                             TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Asset Allocation Account..............................................5

  Balanced Account......................................................8

  Bond Account..........................................................11

  Capital Value Account.................................................15


  Diversified International Account.....................................18

  Equity Growth Account.................................................21

  Equity Income Account .................................................24


  Government & High Quality Bond Account
(f/k/a Government Securities Account)....................................27


  Growth Account........................................................31

  International Emerging Markets Account................................33

  International SmallCap Account........................................36

  LargeCap Blend Account................................................39

  LargeCap Growth Equity Account ........................................42

  LargeCap Stock Index Account..........................................44

  LargeCap Value Account................................................46


  MidCap Account........................................................48

  MidCap Growth Account.................................................51

  MidCap Value Account..................................................54

  Money Market Account..................................................57

  Principal LifeTime 2010 Account .......................................60

  Principal LifeTime 2020 Account.......................................63

  Principal LifeTime 2030 Account.......................................67

  Principal LifeTime 2040 Account.......................................71

  Principal LifeTime 2050 Account.......................................75

  Principal LifeTime Strategic Income Account...........................79

  Real Estate Securities Account ........................................82


  Short-Term Bond Account (f/k/a Limited Term Bond Account).............85

  SmallCap Account......................................................88

  SmallCap Growth Account...............................................91

  SmallCap Value Account................................................94


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................97

PRICING OF ACCOUNT SHARES...............................................103

DIVIDENDS AND DISTRIBUTIONS.............................................103

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................104
  The Manager...........................................................104

  The Sub-Advisors......................................................104

  Duties of the Manager and Sub-Advisors................................117

  Fees Paid to the Manager..............................................117

  Fees Paid to the Sub-Advisor..........................................117


GENERAL INFORMATION ABOUT AN ACCOUNT....................................118
  Frequent Trading and Market-Timing (Abusive Trading Practices) ........118

  Eligible Purchasers...................................................119

  Shareholder Rights....................................................119

  Non-Cumulative Voting.................................................120

  Purchase of Account Shares............................................120

  Sale of Account Shares................................................120

  Restricted Transfers..................................................121

  Financial Statements..................................................121


FINANCIAL HIGHLIGHTS....................................................121

ADDITIONAL INFORMATION..................................................137


2                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for the Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:

.. AllianceBernstein L.P. ("AllianceBernstein")
.. Columbus Circle Investors ("CCI")*
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")

.. Morgan Stanley Investment Management Inc. ("MSIM Inc.") doing business as "Van
  Kampen"
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*

.. Principal Real Estate Investors, LLC ("Principal - REI")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")

  * CCI, Principal, Principal - REI, Principal Management Corporation and Princor Financial Services Corporation ("Princor") are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS

These sections describe each Account's investment objective and summarize how each Account intends to achieve its investment objective. The Board of Directors may change an Account's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its objective.

The sections also describe each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Account. A fuller discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political condition as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS

A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and


PRINCIPAL VARIABLE CONTRACTS FUND                                       3
www.principal.com

.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. A discussion of fees and expenses appears later in the Prospectus under the caption "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower performance.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager, any Sub-Advisor or Princor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES

The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, Van Kampen.

In deciding how to allocate the Account's assets, Van Kampen assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, Van Kampen changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. Van Kampen reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


Van Kampen does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:

.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. Van Kampen may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


PRINCIPAL VARIABLE CONTRACTS FUND                                       5
www.principal.com

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the adverse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


6                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Van Kampen has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.92

"1997"18.19


"1998"9.18


"1999"19.49


"2000"1.61


"2001"-3.92


"2002"-12.94


"2003"21.61


"2004"8.49

                              The Account's highest/lowest quarterly returns
"2005"5.79                    during this
                              time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of March 31, 2006 is 3.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                             5.79         3.14          7.52               8.25
 S&P 500 Index ........      4.91         0.54          9.07              11.02
 Lehman Brothers
 Aggregate Bond Index .      2.43         5.87          6.17               6.92
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........     13.54         4.56          5.84               6.03
 Morningstar Moderate
 Allocation Category
 Average ..............      5.29         2.93          7.35               8.55
 Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.80%
 Other Expenses...................   0.06
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.86%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 ASSET ALLOCATION ACCOUNT                                                                      $88   $274  $477  $1,061




PRINCIPAL VARIABLE CONTRACTS FUND                                       7
www.principal.com

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

The Sub-Advisor, Principal, utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles with primary emphasis placed on equity versus fixed income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.


All marginal shifts in the asset mix are based on a consistent three-dimensional analytical framework. First, securities are reviewed based on price, earnings, and yield measures relative to long-term historical norms. Next, fundamental economic and market conditions are analyzed to identify opportunities, and finally, market trends are used to compare relative price strength and investor sentiment.


MAIN RISKS

As with any security, the securities in which the Account invests have associated risks. Because the Account invests in both stocks and bonds, the Account may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Risks for this Account include:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some


8                                       PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 115.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.


PRINCIPAL VARIABLE CONTRACTS FUND                                       9
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"13.13

"1997"17.93


"1998"11.91


"1999"2.4


"2000"0.13


"2001"-6.96


"2002"-13.18


"2003"18.82


"2004"10.05

                              The Account's highest/lowest quarterly returns
"2005"6.79                    during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of March 31, 2006 is 3.69%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....
                            6.79          2.44          5.61               8.43
 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond Index .     4.01          2.96          8.24              10.52
 Morningstar Moderate
 Allocation Category
 Average ..............     5.29          2.93          7.35               9.52
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.59%
 Other Expenses...................   0.05
                                     ----
  TOTAL ACCOUNT OPERATING EXPENSES   0.64%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 BALANCED ACCOUNT                                                                              $65   $205  $357  $798




10                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;

.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).

The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


The Account may actively trade securities in an attempt to achieve its investment objective.


During the fiscal year ended December 31, 2005, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

57.40% in securities      15.45% in securities       0.62% in securities rated
rated Aaa                 rated Baa                  Caa
5.59% in securities       3.66% in securities rated  0.04% in securities rated
rated Aa                  Ba                         Ca
13.12% in securities      4.11% in securities rated  0.01% in securities rated
rated A                   B                          C




The above percentages for A&B rated securities include 0.08% and 0.06% respectively, of unrated securities which have been determined by the Manager to be of comparable quality.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


PRINCIPAL VARIABLE CONTRACTS FUND                                      11
www.principal.com

MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


12                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 176.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


PRINCIPAL VARIABLE CONTRACTS FUND                                      13
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"2.36

"1997"10.6


"1998"7.69


"1999"-2.59


"2000"8.17


"2001"8.12


"2002"9.26


"2003"4.59


"2004"4.98

                              The Account's highest/lowest quarterly returns
"2005"2.5                     during this
                              time period were:
                               HIGHEST Q3 '97  4.37%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2006 is -0.55%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........
                            2.50          5.86          5.50              7.69
 Lehman Brothers
 Aggregate Bond Index .     2.43          5.87          6.17              7.78
 Morningstar
 Intermediate-Term Bond
 Category Average......     1.79          5.32          5.38              7.11
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.45%
 Other Expenses...................   0.02%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.47%



 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 BOND ACCOUNT                                                                              $48   $151  $263  $591




14                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES

The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)// /Value Index (as of March 31, 2006 this range was between approximately $688 million and $387.4 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


PRINCIPAL VARIABLE CONTRACTS FUND                                      15
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 120.9%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


16                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"23.5

"1997"28.53


"1998"13.58


"1999"-4.29


"2000"2.16


"2001"-8.05


"2002"-13.66


"2003"25.49


"2004"12.36

                              The Account's highest/lowest quarterly returns
"2005"6.8                     during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2006 is 6.07%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                          PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS      LIFE OF ACCOUNT
 CAPITAL VALUE ACCOUNT
                             6.80            3.64             7.74             11.92*
 Russell 1000 Value
 Index.................      7.05            5.28            10.94             14.32**
 Morningstar Large
 Value Category Average      5.88            3.96             8.85             13.21**
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 13, 1970).
 ** Lifetime results are measured from December 31, 1978
 (earliest date for which information is available).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.01%
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 CAPITAL VALUE ACCOUNT                                                                         $62   $195  $340  $762




PRINCIPAL VARIABLE CONTRACTS FUND                                      17
www.principal.com

DIVERSIFIED INTERNATIONAL ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may actively trade securities in an attempt to achieve its investment objective.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more


18                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 121.2%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


PRINCIPAL VARIABLE CONTRACTS FUND                                      19
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"25.09

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"32.33


"2004"21.03

                              The Account's highest/lowest quarterly returns
"2005"23.79                   during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2006 is 11.97%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                    PAST 1 YEAR                        PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.                23.79                               4.73                        8.43
 Citigroup BMI Global
 ex-US Index/(1)/......                19.59                               8.09                        7.79
 MSCI EAFE (Europe,
 Australia, Far East)
 Index - ND ...........                13.54                               4.56                        5.84
 Morningstar Foreign
 Large Blend Category
 Average ..............                14.55                               2.93                        6.47
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured from the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured from the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.
                              LIFE OF ACCOUNT*
 DIVERSIFIED                      8.09
 INTERNATIONAL ACCOUNT.
 Citigroup BMI Global             8.02**
 ex-US Index/(1)/......
 MSCI EAFE (Europe,               5.94
 Australia, Far East)
 Index - ND ...........
 Morningstar Foreign              6.27
 Large Blend Category
 Average ..............
   Index performance does not reflect deductions for fees, expenses or taxes.
 * Lifetime results are measured f    the date the Account was first sold (May 2, 1994).
 ** Lifetime results are measured      the Index inception date (December 31, 1994).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees....................   0.85%
 Other Expenses.....................   0.12
                                       ----
      TOTAL ANNUAL ACCOUNT OPERATING
                            EXPENSES   0.97%

  (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


20                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT             $99   $309  $536  $1,190




PRINCIPAL VARIABLE CONTRACTS FUND                                      21
www.principal.com

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with market capitalizations within the range of companies in the Russell 1000/(R)// /Growth Index (as of March 31, 2006, this range was between approximately $952 million and $368.9 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Account may actively trade securities in an attempt to achieve its investment objective.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's


22                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed an Account's initial investment in such contracts.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 51.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


PRINCIPAL VARIABLE CONTRACTS FUND                                      23
www.principal.com

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"28.05

"1997"30.86


"1998"18.95


"1999"39.5


"2000"-11.71


"2001"-14.86


"2002"-27.72


"2003"25.95


"2004"9.33

                              The Account's highest/lowest quarterly returns
"2005"7.55                    during this
                              time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of March 31, 2006 is 1.57%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                            7.55         -1.84          8.39              10.89
 Russell 1000 Growth
 Index.................     5.26         -3.58          6.73               9.20
 Morningstar Large
 Growth Category
 Average ..............     6.46         -3.36          6.95               9.09
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (June 1,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.76%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY GROWTH ACCOUNT                                                                         $79   $246  $428  $954




24                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. The Account may invest up to 25% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the



PRINCIPAL VARIABLE CONTRACTS FUND                                      25
www.principal.com

Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.


26                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"2.29

"2000"19.18


"2001"-27.7


"2002"-12.61


"2003"13.83


"2004"17.6

                              The Account's highest/lowest quarterly returns
"2005"8.67                    during this
                              time period were:
                               HIGHESTQ3 '0018.18%
                               LOWEST Q3 '01-16.65%
LOGO

The year-to-date return as of March 31, 2006 is 7.04%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT ........     8.67         -1.67             3.40
 Russell 1000 Value Index .....     7.05          5.28             5.69
 Morningstar Moderate
 Allocation Category Average ..     5.29          2.93             4.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.60%
 Other Expenses.............................   0.06
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.66%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 EQUITY INCOME ACCOUNT                                                                         $67   $211  $368  $822




PRINCIPAL VARIABLE CONTRACTS FUND                                      27
www.principal.com

GOVERNMENT & HIGH QUALITY BOND ACCOUNT F/K/A GOVERNMENT SECURITIES ACCOUNT The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


28                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.



LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. The Account lends its securities only to borrowers that the Sub-Advisor determines are creditworthy.



PORTFOLIO DURATION . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on Sub-Advisor's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.


PRINCIPAL VARIABLE CONTRACTS FUND                                      29
www.principal.com

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 262.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


30                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"3.35

"1997"10.39


"1998"8.27


"1999"-0.29


"2000"11.4


"2001"7.61


"2002"8.8


"2003"1.84


"2004"3.56

                              The Account's highest/lowest quarterly returns
"2005"2.01                    during this
                              time period were:
                               HIGHEST Q2 '97 4.52%
                               LOWEST  Q1 '96  -1.90%
LOGO

The year-to-date return as of March 31, 2006 is -0.45%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT & HIGH
 QUALITY BOND ACCOUNT .
                            2.01          4.72          5.62              7.30
 Lehman Brothers
 Government/Mortgage
 Index.................     2.63          5.40          6.01              7.56
 Morningstar
 Intermediate
 Government Category
 Average ..............     1.90          4.62          5.12              6.67
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (April 9,
  1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.44%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.46%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1         3         5        10
 GOVERNMENT & HIGH QUALITY BOND ACCOUNT                                                    $47      $148      $258      $579




PRINCIPAL VARIABLE CONTRACTS FUND                                      31
www.principal.com

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2006 this range was between approximately $952 million and $368.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum and positive surprise in reported results.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


32                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CCI became the Sub-Advisor to the Account on January 5, 2005.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"12.51

"1997"26.96


"1998"21.36


"1999"16.44


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38

                              The Account's highest/lowest quarterly returns
"2005"12.09                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2006 is 4.86%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......
                            12.09        -3.91          4.04              5.97
 Russell 1000 Growth
 Index.................      5.26        -3.58          6.73              9.27
 Morningstar Large
 Growth Category
 Average ..............      6.46        -3.36          6.95              9.05
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (May 2,
  1994).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.60%
 Other Expenses...................   0.02
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.62%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 GROWTH ACCOUNT                                                                                $63   $199  $346  $774




PRINCIPAL VARIABLE CONTRACTS FUND                                      33
www.principal.com

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or

.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect


34                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading cost which may have an adverse impact on the Account's performance. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 169.6%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


PRINCIPAL VARIABLE CONTRACTS FUND                                      35
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-4.24

"2002"-7.63


"2003"57.2


"2004"24.89

                              The Account's highest/lowest quarterly returns
"2005"34.29                   during this
                              time period were:
                               HIGHESTQ4 '0126.63%
                               LOWEST Q3 '01-23.90%
LOGO

The year-to-date return as of March 31, 2006 is 15.59%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                            PAST 1 YEAR        PAST 5 YEARS          LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......        34.29              18.45                   16.31
 MSCI Emerging Markets
 Free Index - NDTR/(1)/        34.00              19.08                   18.64
 MSCI Emerging Markets
 Free Index - ID ......        30.31              16.23                   14.18
 Morningstar
 Diversified Emerging
 Markets Category
 Average ..............        31.64              18.59                   16.26
  Index performance
  does not reflect
  deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (October 24,
  2000).
 ///(1)/
  This index is now the benchmark against which the Account measures its performance.
  The Manager and portfolio manager believe it better represents the universe of investment choices open to the Account under its investment philosophy. The index formerly used is also shown.


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.25%
 Other Expenses.............................   0.35
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.60%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate


36                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
 account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $163  $505  $871  $1,900




PRINCIPAL VARIABLE CONTRACTS FUND                                      37
www.principal.com

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES

The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of

March 31, 2006 this range was between approximately $3.3 million and $26.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller


38                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 132.3%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


PRINCIPAL VARIABLE CONTRACTS FUND                                      39
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"93.81

"2000"-11.5


"2001"-21.85


"2002"-16.2


"2003"54.15


"2004"30.2

                              The Account's highest/lowest quarterly returns
"2005"29.12                   during this
                              time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of March 31, 2006 is 15.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP ACCOUNT
                                    29.12        11.16             13.32
 Citigroup Extended Market
 Index (EMI) World ex US ......     11.70         4.32              9.36
 Morningstar Foreign Small/Mid
 Growth Category Average ......     24.79         8.46             12.37
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.19%
 Other Expenses.............................   0.14
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.33%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 INTERNATIONAL SMALLCAP ACCOUNT                                                            $135  $421  $729  $1,601




40                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the Standard & Poor's 500 Stock Index ("S&P 500 Index") (as of March 31, 2006 this range was between approximately $579 million and $371.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


PRINCIPAL VARIABLE CONTRACTS FUND                                      41
www.principal.com

STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.


42                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76

"2004"10.36


"2005"4.74                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.07%
LOGO                           LOWEST  Q1 '03  -3.91%


The year-to-date return as of March 31, 2006 is 4.21%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT......................     4.74             5.31
 S&P 500 Index ................... ..........     4.91             5.99
 Morningstar Large Blend Category Average ...     5.77             5.57
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.03
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.78%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                1     3     5    10
 LARGECAP BLEND ACCOUNT                                                                      $80   $249  $433  $966




PRINCIPAL VARIABLE CONTRACTS FUND                                      43
www.principal.com

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size.

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Account typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


44                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.


PRINCIPAL VARIABLE CONTRACTS FUND                                      45
www.principal.com

GMO became the Sub-Advisor to the Account on March 31, 2004.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2001"-30.08

"2002"-33.27


"2003"23.14


"2004"3.16

                              The Account's highest/lowest quarterly returns
"2005"3.63                    during this
                              time period were:
                               HIGHESTQ4 '0112.16%
                               LOWEST Q3 '01-21.14%
LOGO

The year-to-date return as of March 31, 2006 is 1.26%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY ACCOUNT     3.63         -9.29            -13.27
 Russell 1000 Growth Index ....     5.26         -3.58             -6.99
 Morningstar Large Growth
 Category Average..............     6.46         -3.36             -5.29
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (October 24, 2000).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.09%
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.09%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $111  $347  $601  $1,329




46                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of March 31, 2006, the market capitalization range of the Index was between approximately $579 million and $371.6 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets. Principal may also elect to omit any S&P 500 stocks from the Account if such stocks are issued by an affiliated company.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth stocks typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


PRINCIPAL VARIABLE CONTRACTS FUND                                      47
www.principal.com

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500" and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.


48                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"-9.67

"2001"-12.1


"2002"-22.44


"2003"28.32


"2004"10.39

                              The Account's highest/lowest quarterly returns
"2005"4.47                    during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2006 is 4.17%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX ACCOUNT .     4.47          0.18             -0.11
 S&P 500 Index ................     4.91          0.54              0.54
 Morningstar Large Blend
 Category Average..............     5.77          0.50              1.55
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   0.25%*
 Other Expenses .................. .........   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.28%
 *Effective January 1, 2006.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP STOCK INDEX ACCOUNT                                                              $29   $90   $157  $356




PRINCIPAL VARIABLE CONTRACTS FUND                                      49
www.principal.com

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $387.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);

.. can be acquired for less than what AllianceBernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.


50                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

AllianceBernstein has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2003"28.05

"2004"13.09


"2005"5.44                    The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  16.19%
LOGO                           LOWEST  Q1 '03  -5.04%


The year-to-date return as of March 31, 2006 is 5.20%.



AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT......................     5.44             7.63
 Russell 1000 Value Index ........ ..........     7.05             8.81
 Morningstar Large Value Category Average ...     5.88             6.76
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2002).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.75%
 Other Expenses.......................................   0.02
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.77%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 LARGECAP VALUE ACCOUNT                                                                    $79   $246  $428  $954




PRINCIPAL VARIABLE CONTRACTS FUND                                      51
www.principal.com

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES

The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap/(R)/ Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.


In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


52                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      53
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"21.11

"1997"22.75


"1998"3.69


"1999"13.04


"2000"14.59


"2001"-3.71


"2002"-8.75


"2003"32.81


"2004"17.76

                              The Account's highest/lowest quarterly returns
"2005"9.21                    during this
                              time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2006 is 4.55%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......
                             9.21         8.46          11.60             14.11
 Russell Midcap Index .     12.65         8.45          12.49             14.57
 Morningstar Mid-Cap
 Blend Category Average      9.21         8.14          11.74             14.12
   Index performance does not reflect deductions for fees, expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold (December
  18, 1987).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.57%
 Other Expenses...................   0.01
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.58%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MIDCAP ACCOUNT                                                                                $59   $186  $324  $726




54                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES

Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Growth Index (as of March 31, 2006, this range was between approximately $952 million and $21.9 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


PRINCIPAL VARIABLE CONTRACTS FUND                                      55
www.principal.com
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.


56                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Mellon Equity has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"10.67

"2000"8.1


"2001"-16.92


"2002"-26.27


"2003"40.58


"2004"11.82

                              The Account's highest/lowest quarterly returns
"2005"13.72                   during this
                              time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2006 is 7.08%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT ........     13.72         1.83             3.12
 Russell Midcap Growth Index ..     12.10         1.38             5.30
 Morningstar Mid-Cap Growth
 Category Average..............      9.70         0.01             6.65
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.90%
 Other Expenses.............................   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.92%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP GROWTH ACCOUNT                                                                         $94   $293  $509  $1,131




PRINCIPAL VARIABLE CONTRACTS FUND                                      57
www.principal.com

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap/(R)/ Value Index (as of March 31, 2006, this range was between approximately $688 million and $22.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 25% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



MEDIUM CAPITALIZATIONS . Companies with medium capitalizations may have a limited operating history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency


58                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      59
www.principal.com

Neuberger Berman has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2000"31.03

"2001"-2.58


"2002"-9.96


"2003"36.49


"2004"22.67

                              The Account's highest/lowest quarterly returns
"2005"10.55                   during this
                              time period were:
                               HIGHEST Q2 '03  14.93%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2006 is 4.70%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .........     10.55        10.18             13.65
 Russell Midcap Value Index ...     12.65        12.21             10.93
 Morningstar Mid-Cap Value
 Category Average..............      8.41         9.36             10.54
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  3, 1999).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees ................. .........   1.05%
 Other Expenses .................. .........   0.02
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.07%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 MIDCAP VALUE ACCOUNT                                                                          $109  $340  $590  $1,306




60                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES

The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Sub-Advisor, Principal, believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.


PRINCIPAL VARIABLE CONTRACTS FUND                                      61
www.principal.com

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Sub-Advisor to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.


62                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1996"5.07

"1997"5.04


"1998"5.2


"1999"4.84


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92


"2005"2.69

                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2006 is 1.00%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 Money Market Account .
                            2.69          1.93          3.60              3.15

 *Lifetime results are measured from the date the Account was first sold (March 18,
  1983).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees..................   0.49%
 Other Expenses...................   0.12
                                     ----
    TOTAL ANNUAL ACCOUNT OPERATING
                          EXPENSES   0.61%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5    10
 MONEY MARKET ACCOUNT                                                                          $62   $195  $340  $762




PRINCIPAL VARIABLE CONTRACTS FUND                                      63
www.principal.com

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2010, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.


64                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE

The Account may be an appropriate investment for investors expecting to retire around the year 2010.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         38.8     LargeCap Stock Index        10.1
      Capital Value                 3.0     LargeCap Value               5.1
      Diversified International     5.6     Money Market                10.7
      Equity Income                 6.1     Real Estate Securities       8.5
      LargeCap Growth Equity        8.1     SmallCap                     4.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


PRINCIPAL VARIABLE CONTRACTS FUND                                      65
www.principal.com

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"5.7


LOGO

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '053.59%
                               LOWEST Q1 '05-1.64%


The year-to-date return as of March 31, 2006 is 3.76%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2010 ACCOUNT ......          5.70               11.41
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees.......              0.12%
 Other Expenses........              0.08
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.20%
 Fee Reduction and/or
 Expense Reimbursement.              0.04
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the


66                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
 operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                                $16   $59   $107  $250




PRINCIPAL VARIABLE CONTRACTS FUND                                      67
www.principal.com

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2020, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS

The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


68                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         34.5     LargeCap Value              5.6
      Capital Value                 7.3     Real Estate Securities      8.8
      Diversified International     9.9     SmallCap                    2.0
      Equity Income                 6.1     SmallCap Growth             1.5
      LargeCap Growth Equity        5.9     SmallCap Value              1.5
      LargeCap Stock Index         16.9





PRINCIPAL VARIABLE CONTRACTS FUND                                      69
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.64%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.77


LOGO

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '053.27%
                               LOWEST  Q1 '05  -1.60%


The year-to-date return as of March 31, 2006 is 5.00%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2020 ACCOUNT ......          6.77               13.26
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.04
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.16%
 Fee Reduction and/or
 Expense Reimbursement.              0.03
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



70                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2020 ACCOUNT                          $13   $47   $86   $201




PRINCIPAL VARIABLE CONTRACTS FUND                                      71
www.principal.com

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2030, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS

The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


72                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . An underlying fund may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         24.8     LargeCap Value              9.0
      Capital Value                 5.0     Real Estate Securities      7.2
      Diversified International    10.2     SmallCap                    2.0
      Equity Income                 5.0     SmallCap Growth             2.0
      LargeCap Growth Equity       14.4     SmallCap Value              2.0
      LargeCap Stock Index         18.4





PRINCIPAL VARIABLE CONTRACTS FUND                                      73
www.principal.com

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.70%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"6.76


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  3.35%
                               LOWEST  Q1 '05  -1.59%


The year-to-date return as of March 31, 2006 is 5.02%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2030 ACCOUNT ......          6.76               13.23
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.26
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.38%
 Fee Reduction and/or
 Expense Reimbursement.              0.22
                                     ----
           NET EXPENSES              0.16%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.16% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.



74                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2030 ACCOUNT                          $16   $92   $183  $451




PRINCIPAL VARIABLE CONTRACTS FUND                                      75
www.principal.com

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2040, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The net asset value of the Account's shares is affected by changes in the value of the securities it owns.
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . An underlying fund may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies


76                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . An underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.).
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PRINCIPAL VARIABLE CONTRACTS FUND                                      77
www.principal.com

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         16.6     LargeCap Value              10.9
      Capital Value                 5.9     Real Estate Securities       4.8
      Diversified International    13.1     SmallCap                     3.5
      Equity Income                 2.7     SmallCap Growth              2.5
      LargeCap Growth Equity       16.0     SmallCap Value               2.5
      LargeCap Stock Index         21.5




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.73%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.27


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  3.95%
                               LOWEST Q1 '05-1.44%


The year-to-date return as of March 31, 2006 is 5.40%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2040 ACCOUNT ......          7.27               14.55
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Moderate Allocation
 Category Average......................          5.29               10.47
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).



78                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.44
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.56%
 Fee Reduction and/or
 Expense Reimbursement.              0.43
                                     ----
           NET EXPENSES              0.13%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.13% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                                             1     3     5    10
 PRINCIPAL LIFETIME 2040 ACCOUNT                          $13   $121  $255  $646




PRINCIPAL VARIABLE CONTRACTS FUND                                      79
www.principal.com

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


Over time, shifts in the asset class targets and underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the asset class targets or underlying funds may also occur when market forces or Account circumstances change allocations.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


There are no minimum or maximum percentages in which the Account must invest in a specific asset class or underlying fund. Principal intends to gradually shift the Account's asset allocation so that within five to ten years after the year 2050, the Account's asset allocation matches that of the Principal LifeTime Strategic Income Account. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account if the Board of Directors determines that the combination is in the best interests of Account shareholders.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of an underlying fund's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . The underlying funds may invest in small and medium capitalization companies. Companies with small or medium capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such


80                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



SECTOR RISK . The underlying funds may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to an underlying fund that allocates more of its portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . The underlying funds may invest in foreign securities. Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The underlying funds may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The underlying funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the underlying funds and, therefore, the Account. However, the Account's performance could be worse than if the underlying funds had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; use of them by the underlying funds could lower Account total return; and the potential loss from the use of futures can exceed an underlying fund's initial investment in such contracts.



INITIAL PUBLIC OFFERINGS ("IPOS") . The underlying fund's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.

.. High yield securities. Fixed-income securities in which an underlying fund may invest that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.).
.. U.S. Government Sponsored Enterprises. An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.


PRINCIPAL VARIABLE CONTRACTS FUND                                      81
www.principal.com

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:


      Bond                          8.7     LargeCap Value              12.4
      Capital Value                 6.5     Real Estate Securities       2.1
      Diversified International    14.8     SmallCap                     4.0
      Equity Income                 2.0     SmallCap Growth              3.0
      LargeCap Growth Equity       18.8     SmallCap Value               3.0
      LargeCap Stock Index         24.7




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.75%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"7.56


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q3 '05  4.41%
                               LOWEST Q1 '05-1.33%


The year-to-date return as of March 31, 2006 is 5.69%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME 2050 ACCOUNT ......          7.56               14.75
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Large Blend Category
 Average ..............................          5.77               12.85
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)


82                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees.......              0.12%
 Other Expenses........              0.99
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              1.11%
 Fee Reduction and/or
 Expense Reimbursement.              0.99
                                     ----
           NET EXPENSES              0.12%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.12% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.13%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                             1     3     5      10
 PRINCIPAL LIFETIME 2050 ACCOUNT                          $12   $220  $482  $1,232




PRINCIPAL VARIABLE CONTRACTS FUND                                      83
www.principal.com

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

The Manager and the Sub-Advisor, Principal, both provide investment advisory services to the Account. The Manager has hired Principal to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for the Account. In deciding how to allocate the Account's assets among several asset classes, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. Principal is also responsible for employing an active rebalancing strategy that, within the target ranges, directs cash flows or Account assets towards or away from asset classes that Principal determines to be attractive or unattractive over shorter time periods, so long as the target asset class ranges are not violated.


The Manager is responsible for implementing the strategic asset allocation set by Principal. In this role, the Manager selects the underlying funds and their respective weights. The Manager is also responsible for monitoring the Sub-Advisor of each underlying fund and may, at any time, add or substitute underlying funds in which the Account invests.


In allocating Account assets among the underlying funds, the Manager relies on a combination of quantitative measures, such as past performance and style consistency, and qualitative factors. Qualitative factors that the Manager considers include the fund advisor's organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading and compliance systems.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by an underlying fund may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an underlying fund may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED ENTERPRISES . An underlying fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is affected by change in the value of the securities it owns. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities held by an underlying fund may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


84                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

.. Foreign investing. The underlying funds may invest in foreign securities.
  Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolios of underlying funds. An underlying fund may make investments in instruments denominated in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.
.. Small and Medium Capitalizations. The underlying funds may invest in small and medium capitalization companies. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). An underlying fund's purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION

As of December 31, 2005, the Account's assets were allocated among the underlying funds as follows:

      Bond                         41.7     LargeCap Stock Index         5.5
      Capital Value                 1.5     LargeCap Value               3.0
      Diversified International     3.4     Money Market                23.4
      Equity Income                 6.2     Real Estate Securities       9.3
      LargeCap Growth Equity        4.0     SmallCap                     2.0




Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is 0.61%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.


The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2005"4.96


LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '05  3.87%
                               LOWEST Q1 '05-1.78%


The year-to-date return as of March 31, 2006 is 3.00%.




PRINCIPAL VARIABLE CONTRACTS FUND                                      85
www.principal.com

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                             PAST 1 YEAR         LIFE OF FUND*
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT ..............................          4.96                9.57
 S&P 500 Index ........................          4.91               11.66
 Lehman Brothers Aggregate Bond Index .          2.43                2.75
 Morningstar Conservative Allocation
 Category Average......................          3.05                5.88
  Index performance does not reflect deductions for fees,
  expenses or taxes.
 *Lifetime results are measured from the date the Account was first sold
  (August 30, 2004).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)


 ANNUAL ACCOUNT OPERATING EXPENSES


 Management Fees.......              0.12%
 Other Expenses........              0.15
                                     ----
   TOTAL ANNUAL ACCOUNT
     OPERATING EXPENSES              0.27%
 Fee Reduction and/or
 Expense Reimbursement.              0.13
                                     ----
           NET EXPENSES              0.14%
  The Manager has contractually agreed to reimburse operating expenses so that the total
  Account operating expenses will not be greater than 0.14% through April 30, 2007. The
  Manager may choose not to continue this arrangement after April 30, 2007.
  As a shareholder in the underlying funds, the Account indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31,
  2005, the operating expenses of the underlying funds ranged from 0.38% to 1.09%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------
                                                           1     3     5    10
 PRINCIPAL LIFETIME STRATEGIC INCOME
 ACCOUNT                                                $14   $69   $134  $326




86                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates


PRINCIPAL VARIABLE CONTRACTS FUND                                      87
www.principal.com

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.


88                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal REI has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53

                              The Account's highest/lowest quarterly returns
"2005"15.85                   during this
                              time period were:
                               HIGHEST Q4 '04  17.84%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2006 is 16.34%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES ACCOUNT     15.85        20.46             15.23
 MSCI US REIT Index ...........     12.52        18.80             12.60
 Morningstar Specialty - Real
 Estate Category Average ......     11.59        18.58             12.68
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.88%
 Other Expenses.............................   0.01
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.89%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $91   $284  $493  $1,096




PRINCIPAL VARIABLE CONTRACTS FUND                                      89
www.principal.com

SHORT-TERM BOND ACCOUNT F/K/A LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES

The Account invests primarily in short-term fixed-income securities. Under normal circumstances, the Account maintains a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund's assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of Principal, the Sub-Advisor, regarding the likelihood of the security being called or prepaid. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


The Account may invest up to 15% of its assets in below-investment-grade fixed-income securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see "High Yield Securities" in the section of the prospectus entitled "Certain Investment Strategies and Related Risks)


The Account may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Account sells securities and agrees to repurchase them at a specified date and price. The Account pays interest on this "secured financing" and attempts to make money on the difference between the financing rate and the interest it earns by investing the proceeds of the financing. While a reverse repurchase agreement is outstanding, the Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement.


The Account may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Account remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Account's total assets (including the value of all assets received as collateral for loan). In connection with such loans the Account will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.


MAIN RISKS
As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money. As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.


90                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED ENTERPRISES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



REVERSE REPURCHASE AGREEMENTS. . This strategy involves the risk that interest costs on money borrowed may exceed the return on securities purchased with the borrowed money. In addition, reverse repurchase agreements may increase the volatility of the Fund.


LENDING OF SECURITIES . If the Account lends its portfolio securities and the borrower of the securities fail financially, the Account may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Sub-Advisor to be of good financial standing.


HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (Please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.)


DERIVATIVE INSTRUMENTS . The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the agreement. Gains or losses involving some futures, options, swaps, and other derivatives may be substantial - in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the Account.



COMMODITY-LINKED DERIVATIVE INSTRUMENTS . The use of commodity-linked derivative instruments may subject the Account to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub--


PRINCIPAL VARIABLE CONTRACTS FUND                                      91
www.principal.com

Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect. Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Account total return; and the potential loss from the use of futures can exceed a Account's initial investment in such contracts.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.


92                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"2004"1.3

"2005"1.8


                              The Account's highest/lowest quarterly returns
LOGO                          during this
                              time period were:
                               HIGHEST Q1 '04  1.50%
                               LOWEST  Q2 '04  -1.58%


The year-to-date return as of March 31, 2006 is 0.28%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                               PAST 1 YEAR    LIFE OF ACCOUNT*
 SHORT-TERM BOND ACCOUNT ....................     1.80             1.46
 Lehman Brothers Mutual Fund 1-5 Gov't/Credit
 Index ......................................     1.44             1.87
 Morningstar Short-Term Bond Category Average     1.43             1.64
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 2003).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees......................................   0.50%
 Other Expenses.......................................   0.07
                                                         ----
               TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.57%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5    10
 SHORT-TERM BOND ACCOUNT                                                                   $58   $183  $318  $714




PRINCIPAL VARIABLE CONTRACTS FUND                                      93
www.principal.com

SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES

The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Index (as of March 31, 2006, this range was between approximately $23 million and $5.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal believes that superior stock selection is the key to consistent out-performance. Principal seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research. Principal focuses on four critical drivers of stock performance: improving business fundamentals, sustainable competitive advantages, rising investor expectations, and attractive relative valuation.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


94                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

VALUE STOCKS . Investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs, which may have an adverse impact on the Account's performance and may increase taxable distributions. The annualized portfolio turnover rate for the Account for the twelve month period ended December 31, 2005 was 125.8%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.


PRINCIPAL VARIABLE CONTRACTS FUND                                      95
www.principal.com

Principal has been the Account's Sub-Advisor since its inception.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "43.58

"2000"-11.73


"2001 "2.55


"2002"-27.33


"2003 "36.82


"2004 "19.82

                              The Account's highest/lowest quarterly returns
"2005 "7.04                   during this
                              time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of March 31, 2006 is 11.13%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .............     7.04          5.51             3.66
 Russell 2000 Index ...........     4.55          8.22             5.77
 Morningstar Small Blend
 Category Average..............     6.62          9.89             8.23
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   0.85%
 Other Expenses.............................   0.03
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   0.88%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP ACCOUNT                                                                              $90   $281  $488  $1,084




96                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES

The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2005, this range was between approximately $23 million and $5.4 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and strong fundamentals when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS

The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.


PRINCIPAL VARIABLE CONTRACTS FUND                                      97
www.principal.com

SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.


98                                      PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.

Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64

                              The Account's highest/lowest quarterly returns
"2004"11.24                   during this
                              time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2006 is 13.41%.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH ACCOUNT ......     6.67         -8.64             1.29
 Russell 2000 Growth Index ....     4.15          2.28             1.46
 Morningstar Small Growth
 Category Average..............     5.74          2.17             6.26
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.00%
 Other Expenses.............................   0.05
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.05%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                              1     3     5      10
 SMALLCAP GROWTH ACCOUNT                                                                   $107  $334  $579  $1,283




PRINCIPAL VARIABLE CONTRACTS FUND                                      99
www.principal.com

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital. The Manager has selected Mellon Equity and Morgan as Sub-Advisors to the Account.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2006, this range was between approximately $29 million and $4.2 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include various valuation and momentum measures. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the portion of the Account sub-advised by Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.


Morgan may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


In selecting investments for the Account, the Sub-Advisor, Mellon Equity, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


100                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operational history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities that may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Companies doing business in emerging markets may not have the same range of opportunities as companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, neither Sub-Advisor can guarantee continued access to IPO offerings and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.


PRINCIPAL VARIABLE CONTRACTS FUND                                     101
www.principal.com

Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.

The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. The Account's past performance is not necessarily an indication of how the Account will perform in the future.


Annual operating expenses do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08

                              The Account's highest/lowest quarterly returns
"2005"6.22                    during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST  Q3 '02  -17.74%
LOGO

The year-to-date return as of March 31, 2006 is 13.36%.



 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2005

                                 PAST 1 YEAR  PAST 5 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT .......     6.22         13.78             12.31
 Russell 2000 Value Index .....     4.71         13.55              9.19
 Morningstar Small Value
 Category Average..............     6.13         13.50              9.60
   Index performance does not reflect deductions for fees, expenses or taxes.
 *
  Lifetime results are measured from the date the Account was first sold (May
  1, 1998).


FEES AND EXPENSES OF THE ACCOUNT
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ANNUAL ACCOUNT OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS OF DECEMBER 31, 2005


 Management Fees............................   1.09%
 Other Expenses.............................   0.04
                                               ----
     TOTAL ANNUAL ACCOUNT OPERATING EXPENSES   1.13%


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT                                                                        $115  $359  $622  $1,375




102                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the


PRINCIPAL VARIABLE CONTRACTS FUND                                     103
www.principal.com
instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS

The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS

Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS

Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES

The Asset Allocation, Balanced, Bond, MidCap Value and Short-Term Bond Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


104                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")

Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;


PRINCIPAL VARIABLE CONTRACTS FUND                                     105
www.principal.com

.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Accounts could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.


CONVERTIBLE SECURITIES

Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING

As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and International SmallCap Accounts may invest Account assets in securities of foreign companies. The other Accounts (except Government & High Quality Bond) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and


106                                     PRINCIPAL VARIABLE CONTRACTS FUND
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treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Bond, Government & High Quality Bond, Money Market and Short-Term Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Capital Value, LargeCap Blend, LargeCap Growth Equity and LargeCap Value Accounts may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may


PRINCIPAL VARIABLE CONTRACTS FUND                                     107
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


be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES

From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each LifeTime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.


Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds in which it invests, as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in shares of the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.


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Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund's NAV are determined at the time the foreign market closes. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11:00 a.m. Eastern Time). Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.


PRINCIPAL VARIABLE CONTRACTS FUND                                     109
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


DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in February. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

THE SUB-ADVISORS
The Manager has signed a contract with a Sub-Advisor under which the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for the Account. For these services, the Sub-Advisor is paid a fee by the Manager. Information regarding Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Account.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2005, the mutual funds it manages had assets of approximately $28.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.


                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Principal LifeTime 2010              Doug Loeffler
           Principal LifeTime 2020              Doug Loeffler
           Principal LifeTime 2030              Doug Loeffler
           Principal LifeTime 2040              Doug Loeffler
           Principal LifeTime 2050              Doug Loeffler
           Principal LifeTime Strategic Income  Doug Loeffler





DOUG LOEFFLER, CFA . - Mr. Loeffler is a Vice President with Principal Management Corporation. He is the senior member of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program. He is responsible for preparing periodic evaluation reports including both qualitative and quantitative analysis. Mr. Loeffler participates in the manager selection process and portfolio reviews. Joining Principal Management Corporation in 2004, he has 16 years of investment experience including 14 years in the mutual fund industry (Scudder and Founders Asset Management). His background includes quantitative analysis, fundamental analysis and portfolio management focusing on non-U.S. stocks. Mr. Loeffler earned an MBA in Finance at the University of Chicago and a degree in Economics from Washington State University. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Loeffler shares responsibility for the day-today management of the LifeTime Accounts with Mr. Laschanzky, a portfolio manager representing Principal. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Account's strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.


110                                     PRINCIPAL VARIABLE CONTRACTS FUND
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


SUB-ADVISOR: AllianceBernstein L.P. ("AllianceBernstein") managed $579 billion in assets as of December 31, 2005. AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Account's portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Account's portfolio. the members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Account's portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


                            DAY-TO-DAY
           ACCOUNT          ACCOUNT MANAGEMENT
           -------          ------------------
           LargeCap Value   Marilyn Fedak
                            John Mahedy
                            Chris Marx
                            John Phillips





MARILYN G. FEDAK, CFA . Ms. Fedak joined Bernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein's Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.



JOHN MAHEDY, CPA . Mr. Mahedy was named Co-CIO-US Value equities in 2003. He continues to serve as director of research-US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at Bernstein's institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.



CHRISTOPHER W. MARX . Mr. Marx joined the firm in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips joined the firm in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of Bernstein's Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2005, CCI had approximately $5.9 billion in assets under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.


PRINCIPAL VARIABLE CONTRACTS FUND                                     111
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

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly-owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2005, Emerald managed approximately $2.36 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears




The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2005, GMO managed $111 billion in client assets.


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
                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Growth Equity       Sam Wilderman




Day-to-day management of the Partners LargeCap Growth Fund is the responsibility of GMO's U.S. Quantitative Division. The Division's members work collaboratively to manage the Account's portfolio, and no one person is primarily responsible for day-to-day management. The individual responsible for managing the implementation and monitoring of the overall portfolio management of the Account is Sam Wilderman. Mr. Wilderman allocates responsibility for portions of the Account's portfolio to various members of the Division, oversees the implementation of trades, reviews the overall composition of the Account's portfolio, including compliance with stated investment objectives and strategies and monitors cash flows.


Mr. Wilderman is a member (partner) of GMO and is Director of GMO's U.S. Quantitative Division. Mr. Wilderman served as co-director of U.S. equity management in 2005. Prior to this position, he was responsible for research and portfolio management for the GMO Emerging Markets Fund, the GMO Emerging Countries Fund and the GMO Emerging Markets Quality Fund. He joined GMO in 1996 following the completion of his B.A. in Economics from Yale University.


The SAI contains other information about how GMO determines the compensation of the Division's senior member, other accounts managed by the team's senior member, and ownership of mutual fund shares by the Division's senior member.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is an indirect wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2005, Morgan had total combined assets under management of approximately $847 billion.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business


PRINCIPAL VARIABLE CONTRACTS FUND                                     113
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


development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management. As of December 31, 2005, Mellon Equity managed approximately $21.3 billion in assets.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Growth                Adam T. Logan
                                        John O'Toole
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin





RONALD P. GALA, CFA . Mr. Gala is a portfolio manager of Dreyfus and a Senior Vice President and a principal of Mellon Equity. Mr. Gala has 20 years experience managing equity portfolios, and he is a past president of the Pittsburgh Society of Financial Analysts. Mr. Gala earned his MBA in Finance from the University of Pittsburgh and his BS in Business Administration from Duquesne University. He is a Chartered Financial Analyst.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.



ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Senior Vice President of Mellon Equity since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


114                                     PRINCIPAL VARIABLE CONTRACTS FUND
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


SUB-ADVISOR: Morgan Stanley Investment Management Inc. ("MSIM Inc."), doing business in certain instances (including its role as sub-advisor to the Asset Allocation Account) under the name "Van Kampen," is a registered investment adviser, located at 1221 Avenue of the Americas, New York, New York, 10020, and is a direct subsidiary of Morgan Stanley. As of December 31, 2005, Van Kampen, together with its affiliated asset management companies, had approximately $434.0 billion in asset under management.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


Ms. Bovich is co-head of Morgan Stanley's Global Tactical Asset Allocation Team. Ms. Bovich is responsible for the overall allocation of the Fund's assets among equities, bonds and money market instruments.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $105.9 billion in total assets (as of December 31, 2005) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 S. Basu Mullick




S. BASU MULLICK . Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. He is manager of mid- to large-cap value Partners Fund and mid-cap value strategy totaling $5.4 billion in assets. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned a MA in Economics and a Ph.D., ABD Finance from Rutgers University.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2005, Principal, together with its affiliated asset management companies, had approximately $159 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.


PRINCIPAL VARIABLE CONTRACTS FUND                                     115
www.principal.com

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Balanced                             Dirk Laschanzky
           Bond                                 William C. Armstrong
                                                Timothy R. Warrick
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
                                                Christopher Ibach
           Equity Income                        Dirk Laschanzky
           Government & High Quality Bond       Brad Fredericks
                                                Lisa Stange
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
                                                Mariateresa Monaco
           MidCap                               K. William Nolin
           Money Market                         Tracy Reeg
                                                Alice Robertson
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           Short-Term Bond                      Zeid Ayer
                                                Craig Dawson
                                                Martin J. Schafer
           SmallCap                             Thomas Morabito





WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong is a portfolio manager for Principal. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He jointed the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master's degree from the University of Iowa and a Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



ZEID AYER, PH.D., CFA . Mr. Ayer is a portfolio manager at Principal. he is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non--



116                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
agency mortgage-backed securities (MBS). He joined Principal in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master's in Computational Finance from Carnegie Mellon University and a Bachelor's degree in Physics from St. Xavier's College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge England.



CRAIG DAWSON, CFA . Mr. Dawson is a portfolio manager at Principal. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfoio manager position in 2002. He earned an MBA and a Bachelor's degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.



BRAD FREDERICKS. . Mr. Fredericks is a portfolio manager at Principal. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor's degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at Principal. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining Principal in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



DIRK LASCHANZKY, CFA . Mr. Laschanzky is a portfolio manager for Principal, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Laschanzky shares responsibility for the day-to-day management of the LifeTime Accounts with Mr. Loeffler, a portfolio manager representing the Manager. On behalf of Principal, Mr. Laschanzky develops, implements and monitors the Accounts' strategic or long-term asset class targets and target ranges. On behalf of the Manager, Mr. Loeffler implements the strategic asset allocation Mr. Laschanzky sets.



MICHAEL A. MARUSIAK . Mr. Marusiak is a portfolio manager for Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2000, he was an analyst at Trust Company of the West. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.


PRINCIPAL VARIABLE CONTRACTS FUND                                     117
www.principal.com

MARIATERESA MONACO . Ms. Monaco is an portfolio manager at Principal. She serves as portfolio manager for the firm's small-cap growth and index portfiols and as a member of the firm's asset allocation policy group. Prior to joining Principal in 2005, she was a quantitative equity analyst at Fidelity Management and Research supporting a family of institutional equity funds. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master's degree in Electrical Engineering from Northeastern University. She also earned a Master's degree in Electrical Engineering from Politecnico di Torino, Italy, and a diploma in Piano from the Conservatorio di Torino, Italy.



THOMAS MORABITO, CFA . Mr. Morabito leads the small-cap portfolio management team for Principal and is the portfolio manager on the small-cap value portfolios. Prior to joining Principal in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.



K. WILLIAM NOLIN, CFA . Mr. Nolin is a portfolio manager for Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He serves as the portfolio manager for the firm's international small-cap equity portfolios. He joined Principal in 1994. Mr. Pattinson earned an MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is a portfolio manager at Principal. He joined the firm in 2000 and led the development of Principal Global Investors' Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining Principal, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



MICHAEL L. REYNAL . Mr. Reynal is a portfolio manager at Principal. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining Principal in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ's College at the University of Cambridge and a BA in History from Middlebury College.



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm's secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor's degree in Accounting and Finance from the University of Iowa.


118                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

LISA A. STANGE, CFA . Ms. Stange is a portfolio manager and strategist for Principal. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategies, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor's degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a portfolio manager at Principal with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly-owned subsidiary of Principal Life and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in asset under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392.

The Statement of Additional Information provides further information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Account.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal. He has been managing real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 68 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $269.5 billion in assets under management as of December 31, 2005. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.


                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney




PRINCIPAL VARIABLE CONTRACTS FUND                                     119
www.principal.com

ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and Co-Director of Equities for T. Rowe Price. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Stromberg serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, he is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Mr. Stromberg has ultimate accountability for the Account.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Mr. Stromberg, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at One North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2005, UBS Global AM managed approximately $66.12 billion in assets and the Group managed approximately $581.49 billion in assets.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik





PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research


120                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exam.


THE SUB-SUB-ADVISORS
Principal Global Investors, LLC ("Principal") has entered into sub-sub-advisory agreements for various Accounts. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of Principal for a certain portion of the Account's assets. The sub-sub-advisor is paid a fee by Principal.

Principal is the sub-advisor for the Bond Account. Day-to-day management decisions concerning a portion of the Bond Account's portfolio are made by Spectrum Asset Management, Inc. ("Spectrum"), and Post Advisory Group, LLC ("Post") each of which serves as sub-sub-advisor.


Principal is the sub-advisor for the Equity Income Account. Day-to-day management decisions concerning a portion of the Equity Income Account's portfolio are made by Principal Real Estate Investors LLC ("Principal - REI"), and Spectrum each of which serves as sub-sub-advisor.


See the discussion regarding Principal - REI provided in connection with the Real Estate Securities Account for a description of the firm and the individual who serves as portfolio manager.


SUB-ADVISOR: Post Advisory Group, LLC ("Post") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. Post was founded in April 1992. Its address is 11755 Wilshire Boulevard, Los Angeles, CA 90025. As of December 31, 2005, Post had $8.1 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



LAWRENCE A. POST . Mr. Post is a chief executive office and chief investment officer for Post, an affiliate of Principal. He has over 35 years experience in the investment business, including 25 years in the high yield bond market. Prior to founding Post Advisory Group in 1992, he founded the high yield bond department at Smith Barney, and subsequently served as director of high yield research at Salomon Brothers and co-director of research and senior trader at Drexel Burnham Lambert. He earned an MBA in business administration from the University of Pennsylvania's Wharton School of Business and a Bachelor's degree from Lehigh University.



ALLAN SCHWEITZER . Mr. Schweitzer is a Managing Director at Post. Prior to joining Post in 2000, he was a senior high yield analyst at Trust Company of the West ("TCW"). Prior to TCW, he was a high yield research analyst at Putnam Investments. Mr. Schweitzer earned a Bachelor's degree in Business Administration from Washington University at St. Louis and a Master's in Business Administration from the University of Chicago with a concentration in analytical finance and international economics.


SUB-ADVISOR: Spectrum Asset Management, Inc. ("Spectrum") is an affiliate of
         Principal Global Investors LLC and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge


PRINCIPAL VARIABLE CONTRACTS FUND                                     121
www.principal.com

         Park, Stamford, CT 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management.

The portfolio managers listed below operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio. The Statement of Additional Information provides further information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Account.



FERNANDO DIAZ. . Mr. Diaz is a vice president and assistant portfolio manager for Spectrum. Prior to joining Spectrum in 2000, Mr. Diaz was head of preferred trading at Spear, Leeds & Kellogg and Pershing, a division of DLJ, where he initiated preferred trading operations at both firms. Mr. Diaz has also worked at Goldman Sachs as an analyst in the Investment Banking division and in the Preferred Stock division as a trader and product analyst.



L. PHILLIP JACOBY. . Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned a earned a his BS in Finance from Boston University.



BERNARD M. SUSSMAN. . Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and heard of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.



JOSEPH J. URCIUOLI. . Mr. Urciuoli is a senior vice president and director of research for Spectrum and is responsible for all credit research supporting the client portfolios. He is also a portfolio manager. He joined Spectrum in 1998 from Presidential Life Insurance Company where he served as a fixed income analyst and assistant portfolio manager of a $2 billion portfolio. Mr. Urciuoli earned an MBA in Finance and a Bachelor's degree in finance from Long Island University.


DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Asset Allocation          0.80%   MidCap                          0.57%
      Balanced                  0.59%   MidCap Growth                   0.90%
      Bond                      0.45%   MidCap Value                    1.05%
      Capital Value             0.60%   Money Market                    0.49%
      Diversified                       Principal LifeTime 2010
      International             0.85%                                   0.12%
      Equity Growth             0.76%   Principal LifeTime 2020         0.12%
      Equity Income             0.60%   Principal LifeTime 2030         0.12%
      Government & High                 Principal LifeTime 2040
      Quality Bond              0.44%                                   0.12%
      Growth                    0.60%   Principal LifeTime 2050         0.12%
      International Emerging            Principal LifeTime Strategic
      Markets                   1.25%   Income                          0.12%
      International SmallCap    1.19%   Real Estate Securities          0.88%
      LargeCap Blend            0.75%   Short-Term Bond                 0.50%
      LargeCap Growth Equity    1.00%   SmallCap                        0.85%
      LargeCap Stock Index      0.35%   SmallCap Growth                 1.00%
      LargeCap Value            0.75%   SmallCap Value                  1.09%





122                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

FEES PAID TO THE SUB-ADVISOR

The Sub-Advisor fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2005 was:


      Asset Allocation          0.36%   MidCap                          0.14%
      Balanced                  0.10%   MidCap Growth                   0.36%
      Bond                      0.10%   MidCap Value                    0.46%
      Capital Value             0.14%   Money Market                    0.07%
      Diversified                       Principal LifeTime 2010
      International             0.10%                                   0.04%
      Equity Growth             0.34%   Principal LifeTime 2020         0.04%
      Equity Income             0.17%   Principal LifeTime 2030         0.04%
      Government & High                 Principal LifeTime 2040
      Quality Bond              0.10%                                   0.04%
      Growth                    0.13%   Principal LifeTime 2050         0.04%
      International Emerging            Principal LifeTime Strategic
      Markets                   0.48%   Income                          0.04%
      International SmallCap    0.48%   Real Estate Securities          0.54%
      LargeCap Blend            0.30%   Short-Term Bond                 0.10%
      LargeCap Growth Equity    0.38%   SmallCap                        0.19%
      LargeCap Stock Index      0.01%   SmallCap Growth                 0.54%
      LargeCap Value            0.21%   SmallCap Value                  0.49%




The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with the Manager, without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The Asset Allocation, Equity Growth, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.


PRINCIPAL VARIABLE CONTRACTS FUND                                     123
www.principal.com

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)

The Accounts of the Principal Variable Contracts Fund are not designed for frequent trading or market timing activity. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.


The Accounts do not knowingly accommodate frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase these Accounts. The Fund does not knowingly accommodate excessive trading.

The Principal Variable Contracts Fund considers frequent trading and market timing activities to be abusive trading practices because they may:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, The Accounts may be negatively impacted and may cause investors to suffer the harms described.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets and International SmallCap Accounts but does apply to the purchase of foreign securities by any Account.


As the Accounts of the Principal Variable Contracts Fund are only available through variable annuity or variable life contracts, the Principal Variable Contracts Fund must rely on Principal Life (as sponsor of the variable contract) to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that Principal Life will identify and prevent excessive trading in all instances. When Principal Life identifies excessive trading, Principal Life will act to curtail such trading in a fair and uniform manner.


If Principal Life, or the Principal Variable Contracts Fund, deem excessive trading practices to be occurring, Principal Life will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Principal Variable Contracts Fund.

The Principal Variable Contracts Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, Principal Life will reverse an exchange (within three business days of the exchange) and return the account holdings to the positions held prior to the exchange. Principal Life will give you notice in writing in this instance.


124                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123

ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in


PRINCIPAL VARIABLE CONTRACTS FUND                                     125
www.principal.com
its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the


126                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123
rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).


The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-247-4123.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
ASSET ALLOCATION ACCOUNT
------------------------
Net Asset Value,
 Beginning of Period..    $12.28     $11.70         $9.82        $11.28        $12.02
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.19       0.14          0.15          0.20          0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.51       0.82          1.92         (1.66)        (0.71)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.70       0.96          2.07         (1.46)        (0.47)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.20)     (0.38)        (0.19)           --         (0.24)
 Distributions from
  Realized Gains......        --         --            --            --         (0.03)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.20)     (0.38)        (0.19)           --         (0.27)
   ----                    -----      -----         -----                       -----
Net Asset Value, End
 of Period............    $12.78     $12.28        $11.70         $9.82        $11.28
                          ======     ======        ======         =====        ======
Total Return /(a)/ ...      5.79%      8.49%        21.61%       (12.94)%       (3.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $100,637   $103,131       $98,006       $82,409      $101,904
 Ratio of Expenses to
  Average Net Assets..      0.86%      0.84%         0.85%         0.84%         0.85%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.53%      1.19%         1.49%         1.79%         2.23%
 Portfolio Turnover
  Rate................      83.5%     127.0%        186.0%        255.3%        182.4%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BALANCED ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $14.34     $13.31        $11.56        $13.73        $15.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.31       0.31          0.27          0.34         0.40/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.64       1.00          1.83         (2.11)        (1.42)/(c)/
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      0.95       1.31          2.10         (1.77)        (1.02)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.36)     (0.28)        (0.35)        (0.40)        (0.47)
 Distributions from
  Realized Gains......        --         --            --            --         (0.21)
   ----                                                                         -----
   Total Dividends and
         Distributions     (0.36)     (0.28)        (0.35)        (0.40)        (0.68)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $14.93     $14.34        $13.31        $11.56        $13.73
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.79%     10.05%        18.82%       (13.18)%       (6.96)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $116,927   $126,548      $124,735      $110,545      $144,214
 Ratio of Expenses to
  Average Net Assets..      0.64%      0.63%         0.65%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.63%/(b)/    0.65%/(b)/    0.62%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.19%      2.32%         2.23%         2.52%         2.73%/(c)/
 Portfolio Turnover
  Rate................     115.3%     128.3%        114.3%         87.8%        114.3%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
BOND ACCOUNT
------------
Net Asset Value,
 Beginning of Period..    $12.31     $12.31        $12.32        $11.84        $11.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.50       0.51          0.52          0.51         0.56/(c)/
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.20)      0.08          0.02          0.54         0.35/(c)/
                           -----       ----          ----          ----         ----
 Total From Investment
            Operations      0.30       0.59          0.54          1.05          0.91
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.57)     (0.59)        (0.55)        (0.57)        (0.85)
                           -----      -----         -----         -----         -----
Net Asset Value, End
 of Period............    $12.04     $12.31        $12.31        $12.32        $11.84
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      2.50%      4.98%         4.59%         9.26%         8.12%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $338,044   $286,684      $263,435      $232,839      $166,658
 Ratio of Expenses to
  Average Net Assets..      0.47%      0.47%         0.47%         0.49%         0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      4.21%      4.23%         4.32%         5.02%         5.73%/(c)/
 Portfolio Turnover
  Rate................     176.2%     143.6%         82.1%         63.3%        146.1%

                            2005       2004          2003          2002          2001
                            ----       ----          ----          ----          ----
CAPITAL VALUE ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $32.39     $29.23        $23.60        $27.78        $30.72
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.54       0.44          0.38          0.39          0.34
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.66       3.17          5.63         (4.18)        (2.80)
                            ----       ----          ----         -----         -----
 Total From Investment
            Operations      2.20       3.61          6.01         (3.79)        (2.46)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.45)        (0.38)        (0.39)        (0.34)
 Distributions from
  Realized Gains......        --         --            --            --         (0.14)
  -----                                                                         -----
   Total Dividends and
         Distributions        --      (0.45)        (0.38)        (0.39)        (0.48)
  ----                                -----         -----         -----         -----
Net Asset Value, End
 of Period............    $34.59     $32.39        $29.23        $23.60        $27.78
                          ======     ======        ======        ======        ======
Total Return /(a)/ ...      6.80%     12.36%        25.49%       (13.66)%       (8.05)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $258,490   $265,580      $248,253      $206,541      $254,484
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.60%/(b)/    0.61%/(b)/    0.61%/(b)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.62%      1.47%         1.47%         1.45%         1.20%
 Portfolio Turnover
  Rate................     120.9%     183.3%        125.7%        142.6%         91.7%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.
/(c) /Effective January 1, 2001, the Fund adopted the provisions of the AICPA
  Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains/losses per share by $.01, and decrease the ratio of net investment income to average net assets by .08%. Financial highlights for prior periods have not been restated to reflect this change in presentation.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
DIVERSIFIED INTERNATIONAL ACCOUNT
---------------------------------
Net Asset Value,
 Beginning of Period
 /(a)/ ...............    $13.75        $11.48         $8.78        $10.51        $13.90
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18          0.17          0.13          0.10          0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.05          2.22          2.67         (1.78)        (3.46)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      3.23          2.39          2.80         (1.68)        (3.37)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
   Total Dividends and
         Distributions     (0.15)        (0.12)        (0.10)        (0.05)        (0.02)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.83        $13.75        $11.48         $8.78        $10.51
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     23.79%        21.03%        32.33%       (16.07)%      (24.27)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $293,647      $226,753      $167,726      $119,222      $145,848
 Ratio of Expenses to
  Average Net Assets..      0.97%         0.96%         0.92%         0.92%         0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      0.97%/(c)/    0.97%/(d)/    0.93%/(d)/    0.93%/(d)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.27%         1.39%         1.33%         1.03%         0.78%
 Portfolio Turnover
  Rate................     121.2%        170.1%        111.5%         82.2%         84.3%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
EQUITY GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..    $16.02        $14.73        $11.74        $16.29        $20.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....        --          0.09          0.06          0.03          0.01
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.21          1.28          2.99         (4.54)        (2.82)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.21          1.37          3.05         (4.51)        (2.81)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --         (0.08)        (0.06)        (0.04)        (0.02)
 Distributions from
  Realized Gains......        --            --            --            --         (1.25)
   ----                                                                            -----
   Total Dividends and
         Distributions        --         (0.08)        (0.06)        (0.04)        (1.27)
   ----                                  -----         -----         -----         -----
Net Asset Value, End
 of Period............    $17.23        $16.02        $14.73        $11.74        $16.29
                          ======        ======        ======        ======        ======
Total Return /(b)/ ...      7.55%         9.33%        25.95%       (27.72)%      (14.86)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $274,192      $280,700      $272,831      $219,044      $334,401
 Ratio of Expenses to
  Average Net Assets..      0.77%         0.72%         0.74%         0.77%         0.75%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.77%/(e)/    0.77%/(e)/      --            --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.00%         0.59%         0.47%         0.19%         0.06%
 Portfolio Turnover
  Rate................      51.6%        147.7%        130.9%        138.8%         88.8%



/(a) /Effective May 1, 2005, International Account changed its name to
  Diversified International Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without custodian credits.
/(d) /Expense ratio without commission rebates and custodian credits.
/(e) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
EQUITY INCOME ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.01      $7.93      $7.26      $8.73      $12.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.37       0.34       0.34       0.37        0.25
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.41       1.05       0.66      (1.47)      (3.70)
                            ----       ----       ----      -----       -----
 Total From Investment
            Operations      0.78       1.39       1.00      (1.10)      (3.45)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.31)     (0.33)     (0.37)      (0.25)
  ----
   Total Dividends and
         Distributions     (0.01)     (0.31)     (0.33)     (0.37)      (0.25)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............     $9.78      $9.01      $7.93      $7.26       $8.73
                           =====      =====      =====      =====       =====
Total Return /(b)/ ...      8.67%     17.60%     13.83%    (12.61)%    (27.70)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $91,489    $44,572    $30,255    $25,079     $33,802
 Ratio of Expenses to
  Average Net Assets..      0.66%      0.62%      0.61%      0.62%       0.62%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.93%      4.13%      4.54%      4.40%       2.22%
 Portfolio Turnover
  Rate................      84.7%     137.2%      22.5%      66.4%      104.2%

                            2005       2004       2003       2002        2001
                            ----       ----       ----       ----        ----
GOVERNMENT & HIGH QUALITY BOND ACCOUNT /(A)/
--------------------------------------
Net Asset Value,
 Beginning of Period..    $11.64     $11.77     $12.00     $11.58      $11.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.44       0.44       0.45       0.43        0.51
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     (0.21)     (0.04)     (0.24)      0.55        0.32
  ----                                -----      -----       ----        ----
 Total From Investment
            Operations      0.23       0.40       0.21       0.98        0.83
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.51)     (0.53)     (0.44)     (0.52)      (0.68)
 Distributions from
  Realized Gains......        --         --         --      (0.04)         --
   ----                                                     -----
   Total Dividends and
         Distributions     (0.51)     (0.53)     (0.44)     (0.56)      (0.68)
                           -----      -----      -----      -----       -----
Net Asset Value, End
 of Period............    $11.36     $11.64     $11.77     $12.00      $11.58
                          ======     ======     ======     ======      ======
Total Return /(b)/ ...      2.01%      3.56%      1.84%      8.80%       7.61%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $316,047   $334,034   $368,564   $342,001    $193,254
 Ratio of Expenses to
  Average Net Assets..      0.46%      0.44%      0.44%      0.47%       0.49%
 Ratio of Net
  Investment Income to
  Average Net Assets..      3.88%      3.82%      3.83%      4.87%       5.63%
 Portfolio Turnover
  Rate................     262.1%      67.2%     110.4%      33.8%       45.9%



/(a) /Effective November 19, 2005, Government Securities Account changed its name to Government & High Quality Bond Account.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
GROWTH ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $11.94        $10.95         $8.68        $12.24        $16.43
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.03          0.07          0.03          0.02            --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.40          0.95          2.26         (3.58)        (4.19)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      1.43          1.02          2.29         (3.56)        (4.19)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.08)        (0.03)        (0.02)           --            --
   ----
   Total Dividends and
         Distributions     (0.08)        (0.03)        (0.02)           --            --
   ----                    -----         -----         -----
Net Asset Value, End
 of Period............    $13.29        $11.94        $10.95         $8.68        $12.24
                          ======        ======        ======         =====        ======
Total Return /(b)/ ...     12.09%         9.38%        26.46%       (29.07)%      (25.50)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $124,254      $134,956      $141,107      $124,079      $209,879
 Ratio of Expenses to
  Average Net Assets..      0.62%         0.60%         0.61%         0.61%         0.61%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --          0.60%/(f)/    0.61%/(f)/    0.61%/(f)/      --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.26%         0.67%         0.35%         0.18%         0.02%
 Portfolio Turnover
  Rate................      78.3%        122.4%         40.8%         27.3%         39.0%

                            2005          2004          2003          2002          2001
                            ----          ----          ----          ----          ----
INTERNATIONAL EMERGING MARKETS ACCOUNT
--------------------------------------
Net Asset Value,
 Beginning of Period..    $14.78        $12.86         $8.24         $8.93         $9.37
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.22          0.12          0.11          0.02          0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.46          3.04          4.60         (0.70)        (0.48)
                            ----          ----          ----         -----         -----
 Total From Investment
            Operations      4.68          3.16          4.71         (0.68)        (0.40)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.17)        (0.10)        (0.08)           --         (0.04)
 Distributions from
  Realized Gains......     (3.27)        (1.14)           --            --            --
 Tax Return of Capital
  Distributions /(a)/.        --            --         (0.01)        (0.01)           --
  -----                                                -----         -----
   Total Dividends and
         Distributions     (3.44)        (1.24)        (0.09)        (0.01)        (0.04)
                           -----         -----         -----         -----         -----
Net Asset Value, End
 of Period............    $16.02        $14.78        $12.86         $8.24         $8.93
                          ======        ======        ======         =====         =====
Total Return /(b)/ ...     34.29%        24.89%        57.20%        (7.63)%       (4.24)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $71,639       $43,502       $23,972       $10,835        $6,964
 Ratio of Expenses to
  Average Net Assets..      1.60%         1.53%         1.71%         1.60%         1.35%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      1.60%/(d)/    1.55%/(e)/    1.84%/(e)/    2.26%/(e)/    2.33%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.45%         0.87%         1.16%         0.39%         0.97%
 Portfolio Turnover
  Rate................     169.6%        171.0%        112.4%        147.7%        137.4%



/(a) /See "Dividends and Distributions to Shareholders" in Notes to Financial
  Statements.
/(b) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was increased on May 1, 2002, and May 1, 2003, and ceased on May 1, 2004.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005         2004         2003         2002            2001
                            ----         ----         ----         ----            ----
INTERNATIONAL SMALLCAP ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.72       $13.73        $9.06       $10.84          $13.87
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.12         0.11         0.10         0.08            0.04
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      4.96         4.00         4.72        (1.83)          (3.07)
                            ----         ----         ----        -----           -----
 Total From Investment
            Operations      5.08         4.11         4.82        (1.75)          (3.03)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.11)       (0.12)       (0.15)       (0.03)             --
 Distributions from
  Realized Gains......     (0.19)          --           --           --              --
  ----                     -----
   Total Dividends and
         Distributions     (0.30)       (0.12)       (0.15)       (0.03)             --
  ----                     -----        -----        -----        -----
Net Asset Value, End
 of Period............    $22.50       $17.72       $13.73        $9.06          $10.84
                          ======       ======       ======        =====          ======
Total Return /(a)/ ...     29.12%       30.20%       54.15%      (16.20)%        (21.85)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $143,454      $99,833      $66,242      $38,912         $43,674
 Ratio of Expenses to
  Average Net Assets..      1.33%        1.30%        1.33%        1.31%           1.41%
 Ratio of Gross
  Expenses to Average
  Net Assets..........      1.33%/(d)/   1.31%/(e)/   1.33%/(e)/   1.32%/(e)/        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.63%        0.75%        1.00%        0.77%           0.32%
 Portfolio Turnover
  Rate................     132.3%       140.6%       128.9%        73.6%          123.8%

                            2005         2004         2003        2002/(F)/
                            ----         ----         ----        ----
LARGECAP BLEND ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $10.73       $10.37        $8.43       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.10         0.13         0.10         0.02
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.40         0.92         1.90        (1.57)
                            ----         ----         ----        -----
 Total From Investment
            Operations      0.50         1.05         2.00        (1.55)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --        (0.11)       (0.06)       (0.02)
 Distributions from
  Realized Gains......     (0.04)       (0.58)          --           --
  ----                     -----        -----
   Total Dividends and
         Distributions     (0.04)       (0.69)       (0.06)       (0.02)
                           -----        -----        -----        -----
Net Asset Value, End
 of Period............    $11.19       $10.73       $10.37        $8.43
                          ======       ======       ======        =====
Total Return /(a)/ ...      4.74%       10.36%       23.76%      (15.47)%/(g)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $135,072      $90,751      $54,632      $13,927
 Ratio of Expenses to
  Average Net Assets..      0.78%        0.76%        0.80%        1.00%/(h)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --         0.78%/(c)/   0.83%/(c)/   1.10%/(h)(c)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.96%        1.23%        1.08%        0.86%/(h)/
 Portfolio Turnover
  Rate................      44.1%        75.6%        56.2%        49.1%/(h)/







/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Expense ratio without commission rebates.
/(d) /Expense ratio without custodian credits.
/(e) /Expense ratio without commission rebates and custodian credits.
/(f) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(g) /Total return amounts have not been annualized.
/(h) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP GROWTH EQUITY ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..     $4.60      $4.47         $3.63        $5.44        $7.78
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.01       0.01            --        (0.02)       (0.03)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.16       0.13          0.84        (1.79)       (2.31)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.17       0.14          0.84        (1.81)       (2.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
   Total Dividends and
         Distributions     (0.01)     (0.01)           --           --           --
 -----                     -----      -----
Net Asset Value, End
 of Period............     $4.76      $4.60         $4.47        $3.63        $5.44
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      3.63%      3.16%        23.14%      (33.27)%     (30.08)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $36,912    $31,179       $24,677       $5,572       $5,172
 Ratio of Expenses to
  Average Net Assets..      1.09%      1.04%         1.16%        1.05%        1.10%
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       1.05%/(d)/    1.19%/(d)/   1.09%/(d)/   1.11%
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.18%      0.28%        (0.13)%      (0.49)%      (0.62)%
 Portfolio Turnover
  Rate................      91.2%     141.8%         51.1%       183.8%       121.2%




                            2005       2004          2003         2002         2001
                            ----       ----          ----         ----         ----
LARGECAP STOCK INDEX ACCOUNT
----------------------------
Net Asset Value,
 Beginning of Period..     $8.77      $8.06         $6.35        $8.29        $9.52
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.13       0.14          0.10         0.08         0.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.26       0.70          1.70        (1.94)       (1.23)
                            ----       ----          ----        -----        -----
 Total From Investment
            Operations      0.39       0.84          1.80        (1.86)       (1.15)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.13)        (0.09)       (0.08)       (0.08)
  -----
   Total Dividends and
         Distributions        --      (0.13)        (0.09)       (0.08)       (0.08)
   ----                               -----         -----        -----        -----
Net Asset Value, End
 of Period............     $9.16      $8.77         $8.06        $6.35        $8.29
                           =====      =====         =====        =====        =====
Total Return /(a)/ ...      4.47%     10.39%        28.32%      (22.44)%     (12.10)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $179,143   $158,237      $118,638      $72,949      $73,881
 Ratio of Expenses to
  Average Net Assets..      0.38%      0.37%         0.39%        0.39%        0.40%
 Ratio of Gross
  Expenses to Average
  Net Assets /(c)/ ...      0.38%      0.37%         0.39%        0.39%        0.41%
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.64%         1.42%        1.22%        1.05%
 Portfolio Turnover
  Rate................      13.1%      20.5%         15.7%        15.1%        10.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on May 1, 2002.
/(c) /Expense ratio without the Manager's voluntary expense limit.  The expense limit ceased on April 29, 2005.
/(d) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003         2002/(C)/
                            ----       ----          ----         ----
LARGECAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $11.88     $10.80         $8.52        $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.18       0.19          0.16          0.06
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46       1.22          2.23         (1.48)
                            ----       ----          ----         -----
 Total From Investment
            Operations      0.64       1.41          2.39         (1.42)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.16)        (0.11)        (0.06)
 Distributions from
  Realized Gains......     (0.07)     (0.17)           --            --
  -----                    -----      -----
   Total Dividends and
         Distributions     (0.07)     (0.33)        (0.11)        (0.06)
                           -----      -----         -----         -----
Net Asset Value, End
 of Period............    $12.45     $11.88        $10.80         $8.52
                          ======     ======        ======         =====
Total Return /(a)/ ...      5.44%     13.09%        28.05%       (14.24)%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $122,221    $80,721       $47,221       $13,186
 Ratio of Expenses to
  Average Net Assets..      0.77%      0.75%         0.74%         0.96%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/ ...        --       0.76%/(f)/    0.79%/(f)/    1.00%/(e)(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.52%      1.65%         1.77%         1.79%/(e)/
 Portfolio Turnover
  Rate................      19.7%      23.2%         17.1%          5.9%/(e)/

                            2005       2004          2003          2002             2001
                            ----       ----          ----          ----             ----
MIDCAP ACCOUNT
--------------
Net Asset Value,
 Beginning of Period..    $39.63     $37.56        $28.54        $32.09           $34.47
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.45       0.39          0.35          0.30             0.24
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      3.12       6.05          9.01         (3.08)           (1.50)
                            ----       ----          ----         -----            -----
 Total From Investment
            Operations      3.57       6.44          9.36         (2.78)           (1.26)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.39)        (0.34)        (0.30)           (0.24)
 Distributions from
  Realized Gains......     (0.66)     (3.98)           --         (0.47)           (0.88)
   ----                    -----      -----                       -----            -----
   Total Dividends and
         Distributions     (0.66)     (4.37)        (0.34)        (0.77)           (1.12)
                           -----      -----         -----         -----            -----
Net Asset Value, End
 of Period............    $42.54     $39.63        $37.56        $28.54           $32.09
                          ======     ======        ======        ======           ======
Total Return /(a)/ ...      9.21%     17.76%        32.81%        (8.75)%          (3.71)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $420,812   $395,304      $334,204      $248,986         $278,707
 Ratio of Expenses to
  Average Net Assets..      0.58%      0.59%         0.61%         0.62%            0.62%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.59%/(f)/    0.61%/(f)/    0.62%/(f)/         --
 Ratio of Net
  Investment Income to
  Average Net Assets..      1.13%      1.02%         1.09%         0.98%            0.77%
 Portfolio Turnover
  Rate................      49.9%      38.9%         44.9%         67.9%            73.6%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Period from May 1, 2002, date operations commenced, through December 31,
  2002.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
MIDCAP GROWTH ACCOUNT
---------------------
Net Asset Value,
 Beginning of Period..     $9.84      $8.80        $6.26        $8.49       $10.46
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.02)     (0.03)       (0.03)       (0.04)       (0.05)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.37       1.07         2.57        (2.19)       (1.68)
                            ----       ----         ----        -----        -----
 Total From Investment
            Operations      1.35       1.04         2.54        (2.23)       (1.73)
Less Dividends and
 Distributions:
 Distributions from
  Realized Gains......        --         --           --           --        (0.24)
   ----                                                                      -----
   Total Dividends and
         Distributions        --         --           --           --        (0.24)
   ----                                                                      -----
Net Asset Value, End
 of Period............    $11.19      $9.84        $8.80        $6.26        $8.49
                          ======      =====        =====        =====        =====
Total Return /(a)/ ...     13.72%     11.82%       40.58%      (26.27)%     (16.92)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $68,471    $59,674      $54,288      $21,934      $27,838
 Ratio of Expenses to
  Average Net Assets..      0.92%      0.86%        0.91%        0.91%        0.97%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       0.92%/(b)/   0.94%/(b)/   0.92%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.15)%    (0.30)%      (0.39)%      (0.55)%      (0.66)%
 Portfolio Turnover
  Rate................      97.0%      47.7%        67.5%        43.1%        55.2%

                            2005       2004         2003         2002         2001
                            ----       ----         ----         ----         ----
MIDCAP VALUE ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $15.38     $14.13       $10.48       $11.68       $12.57
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.05       0.02         0.01           --         0.01

 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      1.53       3.10         3.81        (1.16)       (0.35)
                            ----       ----         ----        -----        -----
 Total From Investment
            Operations      1.58       3.12         3.82        (1.16)       (0.34)
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.01)       (0.01)          --        (0.01)
 Distributions from
  Realized Gains......     (0.39)     (1.86)       (0.16)       (0.04)       (0.54)
                           -----      -----        -----        -----        -----
   Total Dividends and
         Distributions     (0.39)     (1.87)       (0.17)       (0.04)       (0.55)
                           -----      -----        -----        -----        -----
Net Asset Value, End
 of Period............    $16.57     $15.38       $14.13       $10.48       $11.68
                          ======     ======       ======       ======       ======
Total Return /(a)/ ...     10.55%     22.67%       36.49%       (9.96)%      (2.58)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $112,437    $78,166      $52,054      $24,766      $11,778
 Ratio of Expenses to
  Average Net Assets..      1.07%      1.05%        1.05%        1.04%        1.36%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --       1.08%/(b)/   1.08%/(b)/   1.10%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.32%      0.11%        0.11%        0.03%        0.12%
 Portfolio Turnover
  Rate................      90.6%      59.2%        55.5%        75.3%       208.8%




/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005       2004          2003       2002       2001
                            ----       ----          ----       ----       ----
MONEY MARKET ACCOUNT
--------------------
Net Asset Value,
 Beginning of Period..    $1.000     $1.000        $1.000     $1.000     $1.000
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.027      0.009         0.007      0.014      0.039
                           -----      -----         -----      -----      -----
 Total From Investment
            Operations     0.027      0.009         0.007      0.014      0.039
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.027)    (0.009)       (0.007)    (0.014)    (0.039)
                          ------     ------        ------     ------     ------
   Total Dividends and
         Distributions    (0.027)    (0.009)       (0.007)    (0.014)    (0.039)
                          ------     ------        ------     ------     ------
Net Asset Value, End
 of Period............    $1.000     $1.000        $1.000     $1.000     $1.000
                          ======     ======        ======     ======     ======
Total Return /(a)/ ...      2.69%      0.92%         0.74%      1.42%      3.92%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $150,653   $140,553      $151,545   $201,455   $180,923
 Ratio of Expenses to
  Average Net Assets..      0.61%      0.49%         0.49%      0.49%      0.50%
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.66%      0.91%         0.74%      1.40%      3.70%

                            2005      2004/(D)/
                            ----      ----
PRINCIPAL LIFETIME 2010 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..    $10.84     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.02       0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.59       0.82
                            ----       ----
 Total From Investment
            Operations      0.61       0.93
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)     (0.09)
 Distributions from
  Realized Gains......     (0.07)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.08)     (0.09)
                           -----      -----
Net Asset Value, End
 of Period............    $11.37     $10.84
                          ======     ======
Total Return /(a)/ ...      5.70%      9.31%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $12,930        $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.16%      0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............      0.20%     10.02%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.22%      3.21%/(f)/
 Portfolio Turnover
  Rate................       4.3%       3.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2020 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    (0.01)     0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.75      0.93
                           ----      ----
 Total From Investment
            Operations     0.74      1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.09)
 Distributions from
  Realized Gains......    (0.08)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.10)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.61    $10.97
                         ======    ======
Total Return /(a)/ ...     6.77%    10.62%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $26,753       $15
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.13%     0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............     0.16%     8.72%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    (0.10)%    3.65%/(f)/
 Portfolio Turnover
  Rate................      3.1%      2.6%/(f)/

                           2005     2004/(D)/
                           ----     ----
PRINCIPAL LIFETIME 2030 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..   $10.97    $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.01      0.30
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.73      0.76
                           ----      ----
 Total From Investment
            Operations     0.74      1.06
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.02)    (0.09)
 Distributions from
  Realized Gains......    (0.06)       --
 ----                     -----
   Total Dividends and
         Distributions    (0.08)    (0.09)
                          -----     -----
Net Asset Value, End
 of Period............   $11.63    $10.97
                         ======    ======
Total Return /(a)/ ...     6.76%    10.60%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $3,918      $151
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............     0.16%     0.16%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/     0.38%     2.14%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.08%     8.58%/(f)/
 Portfolio Turnover
  Rate................     11.5%      4.8%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME 2040 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.19
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.79     0.99
                          ----     ----
 Total From Investment
            Operations    0.80     1.18
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.09)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.09)
                         -----    -----
Net Asset Value, End
 of Period............  $11.82   $11.09
                        ======   ======
Total Return /(a)/ ...    7.27%   11.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,893     $147
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.13%    0.14%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b) (c)/    0.56%    1.47%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.12%    5.35%/(f)/
 Portfolio Turnover
  Rate................    18.2%     9.4%/(f)/

                          2005    2004/(D)/
                          ----    ----
PRINCIPAL LIFETIME 2050 ACCOUNT
-------------------------------
Net Asset Value,
 Beginning of Period..  $11.09   $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....    0.01     0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    0.82     1.06
                          ----     ----
 Total From Investment
            Operations    0.83     1.17
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...   (0.02)   (0.08)
 Distributions from
  Realized Gains......   (0.05)      --
 ----                    -----
   Total Dividends and
         Distributions   (0.07)   (0.08)
                         -----    -----
Net Asset Value, End
 of Period............  $11.85   $11.09
                        ======   ======
Total Return /(a)/ ...    7.56%   11.74%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $1,160      $88
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............    0.12%    0.13%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(c)/ ..............    1.11%    1.49%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..    0.11%    3.04%/(f)/
 Portfolio Turnover
  Rate................     4.2%    13.0%/(f)/



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Expense ratio without the Manager's voluntary expense limit. The expense limit was decreased on April 29, 2005, and became a contractual limit on November 21, 2005.
/(d) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005      2004/(C)/
                            ----      ----
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
-------------------------------------------
Net Asset Value,
 Beginning of Period..    $10.68     $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.06       0.12
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.46       0.65
                            ----       ----
 Total From Investment
            Operations      0.52       0.77
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.03)     (0.09)
 Distributions from
  Realized Gains......     (0.12)        --
 ----                      -----
   Total Dividends and
         Distributions     (0.15)     (0.09)
                           -----      -----
Net Asset Value, End
 of Period............    $11.05     $10.68
                          ======     ======
Total Return /(a)/ ...      4.96%      7.66%/(d)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........    $5,463        $11
 Ratio of Expenses to
  Average Net Assets
  /(b)/ ..............      0.14%      0.14%/(e)/
 Ratio of Gross
  Expenses to Average
  Net Assets /(b)/
  /(f)/ ..............      0.27%     10.09%/(e)/
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.60%      3.30%/(e)/
 Portfolio Turnover
  Rate................       8.4%       2.9%/(e)/

                            2005       2004         2003      2002      2001
                            ----       ----         ----      ----      ----
REAL ESTATE SECURITIES ACCOUNT
------------------------------
Net Asset Value,
 Beginning of Period..    $17.88     $14.90       $11.24    $10.77    $10.29
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.40       0.39         0.49      0.35      0.42
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      2.39       4.66         3.87      0.48      0.47
                            ----       ----         ----      ----      ----
 Total From Investment
            Operations      2.79       5.05         4.36      0.83      0.89
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...        --      (0.35)       (0.42)    (0.35)    (0.41)
 Distributions from
  Realized Gains......     (0.16)     (1.72)       (0.28)    (0.01)       --
  ----                     -----      -----        -----     -----
   Total Dividends and
         Distributions     (0.16)     (2.07)       (0.70)    (0.36)    (0.41)
                           -----      -----        -----     -----     -----
Net Asset Value, End
 of Period............    $20.51     $17.88       $14.90    $11.24    $10.77
                          ======     ======       ======    ======    ======
Total Return /(a)/ ...     15.85%     34.53%       38.91%     7.72%     8.75%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $178,922   $146,022      $93,018   $46,358   $22,457
 Ratio of Expenses to
  Average Net Assets..      0.89%      0.90%        0.91%     0.92%     0.92%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --       0.90%        0.92%       --        --
 Ratio of Net
  Investment Income to
  Average Net Assets..      2.16%      2.37%        3.83%     3.99%     4.55%
 Portfolio Turnover
  Rate................      23.6%      58.8%        53.9%     54.4%     92.4%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Does not include expenses of the investment companies in which the Account invests.
/(c) /Period from August 30, 2004, date operations commenced, through December
  31, 2004.
/(d) /Total return amounts have not been annualized.
/(e) /Computed on an annualized basis.
/(f) /Expense ratio without the Manager's voluntary expense limit. The expense limit became a contractual limit on November 21, 2005.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                           2005      2004        2003/(D)/
                           ----      ----        ----
SHORT-TERM BOND ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period
 /(c)/ ...............   $10.12     $9.99       $10.00
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.33      0.25         0.13
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........    (0.15)    (0.12)       (0.05)
                          -----     -----        -----
 Total From Investment
            Operations     0.18      0.13         0.08
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...    (0.19)       --        (0.09)
   ----                   -----                  -----
   Total Dividends and
         Distributions    (0.19)       --        (0.09)
   ----                   -----                  -----
Net Asset Value, End
 of Period............   $10.11    $10.12        $9.99
                         ======    ======        =====
Total Return /(a)/ ...     1.80%     1.30%        0.78%/(e)/
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $83,822   $56,241      $20,552
 Ratio of Expenses to
  Average Net Assets..     0.57%     0.53%        0.57%/(f)/
 Ratio of Gross
  Expenses to Average
  Net Assets/(b)/.....       --        --         0.57%/(f)/
 Ratio of Net
  Investment Income to
  Average Net Assets..     3.26%     2.53%        2.15%/(f)/
 Portfolio Turnover
  Rate................     74.3%     34.8%         5.0%/(f)/

                           2005      2004         2003         2002         2001
                           ----      ----         ----         ----         ----
SMALLCAP ACCOUNT
----------------
Net Asset Value,
 Beginning of Period..    $9.55     $7.97        $5.83        $8.03        $7.83
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     0.02        --         0.01         0.01           --
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........     0.65      1.58         2.14        (2.20)        0.20
                           ----      ----         ----        -----         ----
 Total From Investment
            Operations     0.67      1.58         2.15        (2.19)        0.20
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...       --        --        (0.01)       (0.01)          --
  ----                                           -----        -----
   Total Dividends and
         Distributions       --        --        (0.01)       (0.01)          --
  ----                                           -----        -----
Net Asset Value, End
 of Period............   $10.22     $9.55        $7.97        $5.83        $8.03
                         ======     =====        =====        =====        =====
Total Return /(a)/ ...     7.04%    19.82%       36.82%      (27.33)%       2.55%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $94,476   $85,115      $65,285      $32,201      $36,493
 Ratio of Expenses to
  Average Net Assets..     0.88%     0.86%        0.95%        0.97%        1.00%
 Ratio of Gross
  Expenses to Average
  Net Assets..........       --      0.86%/(g)/   0.95%/(g)/   0.97%/(g)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     0.17%     0.03%        0.09%        0.12%       (0.06)%
 Portfolio Turnover
  Rate................    125.8%    188.7%       162.9%       215.5%       154.5%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.
/(c) /Effective November 19, 2005, Limited Term Bond Account changed its name to
  Short-Term Bond Account.
/(d) /Period from May 1, 2003, date operations commenced, through December 31,
  2003.
/(e) /Total return amounts have not been annualized.
/(f) /Computed on an annualized basis.
/(g) /Expense ratio without commission rebates.

                              FINANCIAL HIGHLIGHTS
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

 -------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31 (EXCEPT AS NOTED):

                            2005        2004         2003         2002         2001
                            ----        ----         ----         ----         ----
SMALLCAP GROWTH ACCOUNT
-----------------------
Net Asset Value,
 Beginning of Period..     $9.30       $8.36        $5.74       $10.60       $15.59
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....     (0.07)      (0.06)       (0.04)       (0.05)       (0.10)
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.69        1.00         2.66        (4.81)       (4.89)
                            ----        ----         ----        -----        -----
 Total From Investment
            Operations      0.62        0.94         2.62        (4.86)       (4.99)
                            ----        ----         ----        -----        -----
Net Asset Value, End
 of Period............     $9.92       $9.30        $8.36        $5.74       $10.60
                           =====       =====        =====        =====       ======
Total Return /(a)/ ...      6.67%      11.24%       45.64%      (45.85)%     (32.01)%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........   $66,656     $63,453      $55,628      $32,754      $55,966
 Ratio of Expenses to
  Average Net Assets..      1.05%       0.99%        0.99%        0.95%        1.05%
 Ratio of Gross
  Expenses to Average
  Net Assets .........        --        1.01%/(b)/   1.02%/(b)/   1.06%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..     (0.77)%     (0.70)%      (0.64)%      (0.68)%      (0.92)%
 Portfolio Turnover
  Rate................      68.2%       43.3%        54.1%       287.9%       152.2%

                            2005        2004         2003         2002         2001
                            ----        ----         ----         ----         ----
SMALLCAP VALUE ACCOUNT
----------------------
Net Asset Value,
 Beginning of Period..    $16.83      $15.04       $10.30       $11.37       $11.26
Income from Investment
 Operations:
 Net Investment Income
  (Operating Loss)....      0.07        0.03         0.06         0.06         0.09
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments.........      0.96        3.37         5.14        (1.07)        0.60
                            ----        ----         ----        -----         ----
 Total From Investment
            Operations      1.03        3.40         5.20        (1.01)        0.69
Less Dividends and
 Distributions:
 Dividends from Net
  Investment Income...     (0.01)      (0.03)       (0.05)       (0.06)       (0.09)
 Distributions from
  Realized Gains......     (0.24)      (1.58)       (0.41)          --        (0.49)
  ----                     -----       -----        -----                     -----
   Total Dividends and
         Distributions     (0.25)      (1.61)       (0.46)       (0.06)       (0.58)
                           -----       -----        -----        -----        -----
Net Asset Value, End
 of Period............    $17.61      $16.83       $15.04       $10.30       $11.37
                          ======      ======       ======       ======       ======
Total Return /(a)/ ...      6.22%      23.08%       50.61%       (8.86)%       6.25%
Ratio/Supplemental
 Data:
 Net Assets, End of
  Period (in
  thousands)..........  $132,035    $107,206      $82,135      $44,217      $30,888
 Ratio of Expenses to
  Average Net Assets..      1.13%       1.12%        1.16%        1.28%        1.24%
 Ratio of Gross
  Expenses to Average
  Net Assets..........        --        1.13%/(b)/   1.18%/(b)/   1.29%/(b)/     --
 Ratio of Net
  Investment Income to
  Average Net Assets..      0.38%       0.21%        0.50%        0.68%        0.95%
 Portfolio Turnover
  Rate................      45.3%       38.0%        54.0%        77.4%        67.8%



/(a) /Total return does not reflect charges attributable to Principal Life
  Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.
/(b) /Expense ratio without commission rebates.

ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2006 which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on http:// www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


128                                     PRINCIPAL VARIABLE CONTRACTS FUND
                                                          1-800-247-4123